UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08510

Matthews International Funds
(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550 San Francisco, CA			94111
(Address of principal executive offices)			(Zip code)

William J. Hackett, President Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		415-788-7553

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds | Semi-Annual Report

June 30, 2014 | matthewsasia.com

ASIA FIXED INCOME STRATEGY

Matthews Asia Strategic Income Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Focus Fund

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Emerging Asia Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund

'14

Performance and Expenses (June 30, 2014)

		Average Annual Total Return				Prospectus	Prospectus Expense Ratios after Fee Waiver
	1 year	5 years	10 years	Since Inception	Inception Date	Expense Ratios*	and Expense Reimbursement*
Matthews Asia Strategic Income Fund
Investor Class (MAINX)	7.69%	n.a.	n.a.	6.47%	11/30/11	1.28%	1.10%[1]
Institutional Class (MINCX)	7.91%	n.a.	n.a.	6.63%	11/30/11	1.09%	0.90%[1]
Matthews Asian Growth and Income Fund
Investor Class (MACSX)	8.06%	12.03%	11.23%	10.73%	9/12/94	1.08%	n.a.
Institutional Class (MICSX)	8.28%	n.a.	n.a.	7.08%	10/29/10	0.93%	n.a.
Matthews Asia Dividend Fund†
Investor Class (MAPIX)	11.49%	14.56%	n.a.	10.79%	10/31/06	1.06%	n.a.
Institutional Class (MIPIX)	11.64%	n.a.	n.a.	7.97%	10/29/10	0.93%	n.a.
Matthews China Dividend Fund
Investor Class (MCDFX)	12.48%	n.a.	n.a.	9.74%	11/30/09	1.24%	n.a.
Institutional Class (MICDX)	12.77%	n.a.	n.a.	7.07%	10/29/10	1.08%	n.a.
Matthews Asia Focus Fund
Investor Class (MAFSX)	10.29%	n.a.	n.a.	2.67%	4/30/13	3.50%	1.46%[2]
Institutional Class (MIFSX)	10.56%	n.a.	n.a.	2.88%	4/30/13	3.32%	1.25%[2]
Matthews Asia Growth Fund
Investor Class (MPACX)	11.48%	14.02%	10.10%	10.42%	10/31/03	1.12%	n.a.
Institutional Class (MIAPX)	11.76%	n.a.	n.a.	7.72%	10/29/10	0.93%	n.a.
Matthews Pacific Tiger Fund†
Investor Class (MAPTX)	16.50%	13.86%	13.87%	9.20%	9/12/94	1.09%	n.a.
Institutional Class (MIPTX)	16.75%	n.a.	n.a.	6.11%	10/29/10	0.92%	n.a.
Matthews Emerging Asia Fund
Investor Class (MEASX)	17.90%	n.a.	n.a.	9.61%	4/30/13	2.39%	1.48%[2]
Institutional Class (MIASX)	18.20%	n.a.	n.a.	9.84%	4/30/13	2.21%	1.25%[2]
Matthews China Fund
Investor Class (MCHFX)	11.74%	6.42%	12.26%	10.06%	2/19/98	1.08%	n.a.
Institutional Class (MICFX)	11.93%	n.a.	n.a.	-2.52%	10/29/10	0.91%	n.a.
Matthews India Fund
Investor Class (MINDX)	41.84%	13.68%	n.a.	12.00%	10/31/05	1.13%	n.a.
Institutional Class (MIDNX)	42.02%	n.a.	n.a.	1.42%	10/29/10	0.95%	n.a.
Matthews Japan Fund
Investor Class (MJFOX)	13.87%	12.38%	2.44%	5.55%	12/31/98	1.10%	n.a.
Institutional Class (MIJFX)	14.05%	n.a.	n.a.	12.49%	10/29/10	0.96%	n.a.
Matthews Korea Fund
Investor Class (MAKOX)	27.57%	17.66%	12.50%	6.35%	1/3/95	1.13%	n.a.
Institutional Class (MIKOX)	27.67%	n.a.	n.a.	11.03%	10/29/10	0.97%	n.a.
Matthews Asia Small Companies Fund
Investor Class (MSMLX)	15.59%	17.23%	n.a.	17.74%	9/15/08	1.47%	n.a.
Institutional Class (MISMX)[4]	15.84%	17.29%	n.a.	17.80%	4/30/13	1.25%	n.a.
Matthews China Small Companies Fund
Investor Class (MCSMX)	18.70%	n.a.	n.a.	-0.47%	5/31/11	2.04%	1.50%[3]
Matthews Asia Science and Technology Fund
Investor Class (MATFX)	37.12%	17.93%	10.38%	2.57%	12/27/99	1.18%	n.a.
Institutional Class (MITEX)[4]	37.34%	17.99%	10.40%	2.59%	4/30/13	1.00%	n.a.

*  These figures are from the fund's prospectus dated as of April 30, 2014, and may differ from the actual expense ratios for fiscal year 2013, as shown in the financial highlights section of this report.

†  Fund is closed to most new investors.

1.  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2015 to the extent needed to limit Total Annual Fund Operating Expenses to 0.90% by waiving class specific and non-class specific expenses for the Institutional Class and agreed to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than the Institutional Class and class specific expenses may be waived solely for the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 0.90%. If the expenses fall below the expense limitation in a year within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the expense limitation. The fee waiver and expense reimbursement may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

2.  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2015 to the extent needed to limit Total Annual Fund Operating Expenses to 1.25% by waiving class specific and non-class specific expenses for the Institutional Class and agreed to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than the Institutional Class and class specific expenses may be waived solely for the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.25%. If the expenses fall below the expense limitation in a year within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the expense limitation. The fee waiver and expense reimbursement may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

3.  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2015 to the extent needed to limit Total Annual Fund Operating Expenses to 1.50%. If the expenses fall below the expense limitation in a year within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the expense limitation. The fee waiver and expense reimbursement may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

4.  Institutional Class Shares were first offered on April 30, 2013. For performance since that date, please see each Fund's performance table in the report. Performance for the Institutional Class Shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Contents

In Memory of Geoffrey H. Bobroff	2
Message to Shareholders	4
Manager Commentaries, Fund Characteristics and Schedules of Investments:
ASIA FIXED INCOME STRATEGY
Matthews Asia Strategic Income Fund	6
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund	12
Matthews Asia Dividend Fund	17
Matthews China Dividend Fund	22
ASIA GROWTH STRATEGIES
Matthews Asia Focus Fund	27
Matthews Asia Growth Fund	31
Matthews Pacific Tiger Fund	36
Matthews Emerging Asia Fund	41
Matthews China Fund	46
Matthews India Fund	51
Matthews Japan Fund	55
Matthews Korea Fund	60
ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund	65
Matthews China Small Companies Fund	70
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund	75
Disclosures	79
Index Definitions	79
Disclosure of Fund Expenses	80
Statements of Assets and Liabilities	82
Statements of Operations	90
Statements of Changes in Net Assets	94
Financial Highlights	102
Notes to Financial Statements	117

Cover photo: Jinnamgwan Pavilion, the largest single-story pavilion in Korea

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

1944–2014

In Memory of Geoffrey H. Bobroff

Message to Shareholders from the Acting Chairman of the Board of Trustees

Dear Shareholders,

On July 19, mutual fund investors everywhere lost a friend most never knew they had. Geoff Bobroff, Chairman of the Board of Trustees of the Matthews Asia Funds, and a well-known mutual fund industry consultant, passed away unexpectedly.

Within the mutual fund industry, Geoff was known for his encyclopedic knowledge of all aspects of the business and his ability to translate that knowledge into insightful recommendations. However, most mutual fund investors barely knew of him. This is unfortunate because Geoff imparted what was perhaps his greatest influence toward improving the experience that investors receive from their fund investments. This will be his lasting legacy for Matthews Asia Funds Shareholders.

Geoff left us a great gift that will serve as the foundation for our future efforts—four guiding principles that he applied not only with the Matthews Asia Funds, but also throughout his career:

a  Investments should be clearly understandable and fill a need
Not a fan of fancy or untested investment strategies, Geoff believed shareholders are best served when skilled managers apply a clearly defined, well-articulated strategy.

a  Fees and expenses should be held to a reasonable level
Geoff knew that investors were attracted to funds with solid returns and reasonable fees. In turn, funds with these characteristics grow in size, allowing their expenses to drop further, reinforcing a cycle of success and fair value.

a  Disclosures should be clear and understandable
Geoff had the uncanny ability to shed his mutual fund expert suit. He could put himself in the place of the average investor and ask whether that investor would understand what he/she is being told. He always insisted that investor communications be as clear and concise as possible.

a  Always follow the rules
Mutual funds are highly regulated because of the potential conflicts of interest between investors and fund sponsors. Even though compliance costs are high, Geoff firmly believed that a deep and strong culture of ethics, supported by compliance, was absolutely critical to investors' faith in their fund investments.

The Matthews Asia Fund family grew significantly during Geoff's tenure and these four guiding principles ensured investors' best interests were always front and center. Continuing this tradition, Geoff recently led negotiations with the Adviser that, subject to final board approval, will lead to a combination of fee breakpoints, expense limits and other provisions that will provide funds investors significant cost reductions as the fund family continues to grow. This is in addition to lower expense caps which were implemented earlier this year.

Always one to be thinking far ahead, Geoff had already been working on a transition plan in anticipation of retiring from the Board of Trustees of the Matthews Asia Funds in several years' time. With his passing, that transition plan has been accelerated, and I will officially become Board Chairman on August 27, 2014. In addition, we are considering new members for the Board with talents that complement the existing Trustees' areas of expertise.

As we move forward, we understand that we cannot fill Geoff's shoes—they were simply too big. Rather, we will cherish the time we spent learning from him. And, we will honor his memory by applying the principles he gave us to benefit the Matthews Asia Funds Shareholders long into the future.

Jonathan F. Zeschin
Acting Chairman of the Board of Trustees
Matthews Asia Funds

2 MATTHEWS ASIA FUNDS

Message to Shareholders from the President of Matthews Asia Funds

Dear Shareholders,

Geoff was a very well respected member of the Matthews Asia family and he will be missed sorely. As Chairman of the Board of Trustees of the Matthews Asia Funds, he oversaw a period of great growth in the Funds' range. During his tenure as Chairman, the Funds' assets grew from approximately $7 billion to $26 billion as at the end of June 2014, and he oversaw the launch of seven new and differentiated strategies. Throughout his tenure, Geoff always kept the interests of our Shareholders paramount and their experience was significantly enhanced as economies were achieved that yielded costs savings to fund investors.

He led the Board of Trustees with the highest standards of integrity, professionalism and thoughtfulness. Beyond Matthews Asia Funds, Geoff was widely known and admired by the broader investment management industry. He served with distinction throughout a career spanning almost five decades which included being an attorney with the Securities and Exchange Commission in Washington, D.C. and more recently as President of Bobroff Consulting, a mutual fund consultant and advisory firm. His dedication to the investment management industry was admirable and we often sought his advice and insights.

For those of us fortunate enough to have known Geoff well, we will miss his leadership, his intellect and his exemplary stewardship. We appreciate the fact that Geoff leaves behind a solid independent Board that will carry on his legacy of outstanding guidance with the interest of fund shareholders top of mind. We look forward to working with Jon Zeschin and the entire Board of Trustees in continuing Geoff's commitment to represent the best interest of our Shareholders. Geoff will always be remembered with fondness by the entire Matthews Asia Team.

William J. Hackett
President of the Matthews Asia Funds
Chief Executive Officer, Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA 3

Message to Shareholders from the Investment Advisor

Dear Valued Shareholder,

At the end of last year, investors were treating Asia as simply another emerging region at the mercy of the twists and turns of U.S. economic performance and monetary policy. But things seemed to have changed over the last six months—at least that is the impression that I have received from investors across the world. There is more willingness to think of Asia as a distinct region, like Europe—although it is still a radical change for some investment frameworks—and there is a growing understanding that all emerging markets are not created equal.

This change of heart toward Asia has no doubt been helped by several factors. But I would emphasize two elements in particular: growth prospects and valuations. First, taking growth, I quote a fellow panelist in Hong Kong, a few months ago, who had been asked about potential catalysts for the markets. He replied with, "You know, one day, we are just going to get bored of being negative." And this finally appears to be the case. Asia has a lot going for it in the long term—fast rates of productivity growth, driven by better education and increased investment in capital, made possible by high savings rates. Countries seen as most vulnerable last year—India and Indonesia—appear to have taken some steps toward reform. Indeed, the difference between the political climate in Asia and in the Western economies is quite stark. The U.S. and Europe, though recovering, still seem to be underperforming and the political rhetoric is mainly focused on demand management—fiscal and monetary stimulus. Closely related is the question of wealth and income inequality. Policy is focused on trying to get people to spend more.

In Asia, over the last 18 months, we have seen the three giant economies put in place reformist governments: Xi Jinping in China, Shinzo Abe in Japan, and most recently Narendra Modi in India. Yes, there is a vast element of demand stimulus in Abenomics, but there is also much more emphasis on the supply side—labor force reform, corporate governance and financial reform. In China, financial reform, too, seems to be at the heart of policy as China tries to improve the pricing of risk and the allocation of capital across its private economy. Modi's ascent to power in India has been greeted with comparisons to Ronald Reagan and Margaret Thatcher. And if he is successful in achieving, on a national scale, what he did in his home state of Gujarat, then India should see a wave of productivity growth. So as one half of the world tries to get the filling back into the pie, the other half is busy trying to grow the pie.

The second element that is in Asia's favor is valuations. Valuations remain at a discount to long-term averages on a variety of measures, including price-to-earnings ratios, price-to-book and dividend yield. In Asia, equities look unequivocally cheap, relative to the rest of the world. Based on Factset aggregates, and using a composite analysis by any of the most commonly used measures of valuation, Asia is trading at a significant discount to the U.S. or anywhere else in the world, for that matter, save Eastern Europe. And this remains the same whether one looks at the Far East, Asia, Asia Pacific, Asia ex Japan or Asia Pacific ex Japan.

Despite all this, we often hear concerns that the sectors Matthews likes to invest in trade at a premium to the markets. This is generally, true. So we must believe we are getting something in return for that premium. First, we would argue that a significant portion of that premium is accounted for by the fact

4 MATTHEWS ASIA FUNDS

that we invest relatively little in China's banks, or in any regional banks whose primary role is to funnel savings into the less efficiently run state-sponsored industries. This segment is trading at a well-deserved discount. Second, because benchmarks tend to be biased toward old-industry (heavy industrials, materials, energy) in Asia, we feel they are backward-looking. Third, we focus on long-term returns, which mean favoring cash-generative businesses with good capital allocation, high rates of marginal return on capital and management with good track records of either sharing corporate cash flows with minority investors or reinvesting sensibly in the business. We believe we are getting ample compensation in return for the premium we pay. And even then, when we look at the portfolio valuations in a global context, they are often trading either in-line or at a discount to U.S. and European equities with, we believe, better growth prospects.

Indeed, it is the growth strategies that have performed best in the past year or so. Small company strategies, too. This is not unusual in a period of recovering growth and rising interest rates, as the markets become more willing to value the long-term prospects of a business rather than focusing on immediately extracting cash. I would expect the markets to continue to hold a bias toward growth companies, if the current environment persists.

So, sentiment has improved markedly. But it is still wise to inject a note or two of caution. The conditions that caused market jitters have not gone away—a stronger U.S. dollar, some current account deficits and high rates of inflation. Indonesia, which had started to address these issues, has not given politicians as clear cut a reformist mandate as we hoped. Thailand is still sorting through its own political face-off. And the markets are starting to price in expectations for reform in India and Japan. But I really don't feel that we are in a situation where markets are oblivious to bad news. After all, Asia has gone through more than three years of de-rating based on concerns over slowing growth and financial vulnerability. I am comforted by the fact that corporate earnings growth in the portfolios appears to have held up fairly well and the politicians are trying to deal with the region's weaknesses. So I remain optimistic in the light of Asia's growth prospects and a reasonable cushion from valuations.

It is a privilege to serve as your investment advisor.

Robert Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA 5

ASIA FIXED INCOME STRATEGY

PORTFOLIO MANAGERS

Teresa Kong, CFA
Lead Manager
Gerald M. Hwang, CFA	Satya Patel
Co-Manager	Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$10.69	$10.68
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.28%	1.09%
After fee waiver and Reimbursement[2]	1.10%	0.90%

Portfolio Statistics

Total # of Positions	51
Net Assets	$55.1 million
Modified Duration	3.0[3]
Portfolio Turnover	48.71%[4]

Benchmark

HSBC Asian Local Bond Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asian region. Investments may be denominated in any currency, and may represent any part of a company's capital structure from debt to equity or with features of both.

1  Prospectus expense ratios.

2  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2015 to the extent needed to limit Total Annual Fund Operating Expenses to 0.90% by waiving class specific and non-class specific expenses for the Institutional Class and agreed to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than the Institutional Class and class specific expenses may be waived solely for the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 0.90%. If the expenses fall below the expense limitation in a year within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the expense limitation. The fee waiver and expense reimbursement may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

3  Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

4  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary

For the first half of 2014, the Matthews Asia Strategic Income Fund returned 4.54% (Investor Class) and 4.53% (Institutional Class) while its benchmark, the HSBC Asian Local Bond Index, returned 5.00%. For the quarter ending June 30, the Fund returned 2.61% (Investor Class) and 2.56% (Institutional Class) while its benchmark returned 3.06%.

Market Environment:

The first half of 2014 was characterized by unusual stability in the bond markets. It certainly has been a reversal of fortunes from the sell-off of 2013, with bond markets generally rallying steadily over the past six months. Within this environment, Asian credit, currencies and interest rates have largely posted remarkably steady gains with little volatility. With the exception of a few markets, most Asian markets saw interest rates fall and currencies appreciate relative to the U.S. dollar. This rebound was driven by a combination of markets overshooting during the so-called "taper tantrum" last year and fundamental policy reforms to protect against another bout of unexpected tapering.

Performance Contributors and Detractors:

Key contributors to performance included our holdings in Sri Lankan government bonds, Indonesian government bonds and Australian corporates. Sri Lankan bond prices rose as interest rates fell steadily during the first half of the year. Indonesia was the best performer in the first quarter but lost some of those gains in the second quarter from currency depreciation and a moderate rise in yields. Stock prices for Australian corporates did well as interest rates declined and the Australian dollar steadily appreciated.

The main detractors to performance included our holdings in Home Inns & Hotels Management convertible bonds and our bonds denominated in renminbi. Home Inns, which operates a chain of budget hotels in China, underperformed earlier this year primarily due to the slowdown in China's economy. As travel among small- and medium-size enterprises fell, Home Inns saw a decline both in revenue per room, as well as in occupancy rates. Despite the softness in outlook, we remain confident in this holding given the company's strong balance sheet. Our holdings denominated in renminbi fell as the currency depreciated relative to the U.S. dollar over this period. We believe the renminbi's elevated level of volatility is not only to be expected, but healthy for a liberalizing currency.

Outlook:

While we struggle to pin down what might catalyze higher volatility for the rest of the markets, a few usual suspects come to mind, including an oil crisis, weakness in Europe and a potential move into the higher default part of the credit cycle in Asia. During this period of relative calm, a myriad of potential risks lurk around the corner. As such, we are particularly vigilant about the quality of the balance sheets of our portfolio holdings. This means monitoring for changes in liquidity—especially nuanced changes in working capital—which typically acts as a "canary

(continued)

6 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2014

				Average Annual Total Returns
	3 Months	YTD	1 Year	Since Inception	Inception Date
Investor Class (MAINX)	2.61%	4.54%	7.69%	6.47%	11/30/11
Institutional Class (MINCX)	2.56%	4.53%	7.91%	6.63%	11/30/11
HSBC Asian Local Bond Index[5]	3.06%	5.00%	3.32%	3.26%
Lipper Emerging Markets Hard Currency Debt Category Average[6]	4.74%	7.39%	8.90%	7.86%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2014					2013
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAINX)	$0.10	$0.09	n.a.	n.a.	n.a.	$0.11	$0.10	$0.03	$0.11	$0.35
Institutional (MINCX)	$0.11	$0.10	n.a.	n.a.	n.a.	$0.12	$0.11	$0.03	$0.12	$0.38

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.51% (4.30% excluding expense waiver)

Inst'l Class: 4.71% (4.49% excluding expense waiver)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/14, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST:

6.09%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5  It is not possible to invest directly in an index. Source: Index data from HSBC, J.P. Morgan and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definitions.

6  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS7

	Sector	Currency	% of Net Assets
Home Inns & Hotels Management, Inc., Cnv., 2.000%, 12/15/2015	Consumer Discretionary	U.S. Dollar	5.0%
Housing Development Finance Corp., 9.580%, 8/29/2015	Financials	Indian Rupee	4.5%
MCE Finance, Ltd., 5.000%, 2/15/2021	Consumer Discretionary	U.S. Dollar	3.7%
Global Logistic Properties, Ltd., 3.375%, 5/11/2016	Financials	Chinese Renminbi	3.7%
PT Bank Rakyat Indonesia Persero, 2.950%, 3/28/2018	Financials	U.S. Dollar	3.6%
Shimao Property Holdings, Ltd., 6.625%, 1/14/2020	Financials	U.S. Dollar	3.6%
KWG Property Holding, Ltd., 12.500%, 8/18/2017	Financials	U.S. Dollar	3.5%
Power Grid Corp. of India, Ltd., 9.250%, 12/26/2015	Utilities	Indian Rupee	3.0%
DFCC Bank, 9.625%, 10/31/2018	Financials	U.S. Dollar	2.9%
ICICI Bank, Ltd., 6.375%, 4/30/2022	Financials	U.S. Dollar	2.8%
% OF ASSETS IN TOP TEN			36.3%

7  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 7

CURRENCY ALLOCATION (%)8,9

U.S. Dollar (USD)	50.8
Indian Rupee (INR)	9.1
Singapore Dollar (SGD)	5.6
Sri Lanka Rupee (LKR)	5.6
Indonesian Rupiah (IDR)	5.4
South Korean Won (KRW)	5.2
Malaysian Ringgit (MYR)	4.7
Chinese Renminbi (CNY)	4.1
Australian Dollar (AUD)	2.7
Hong Kong Dollar (HKD)	1.2
Philippine Peso (PHP)	0.7
New Zealand Dollar (NZD)	0.5
Cash and Other Assets, Less Liabilities	4.4

COUNTRY ALLOCATION (%)9,10

China/Hong Kong	25.6
India	16.5
Indonesia	15.4
Sri Lanka	9.5
Australia	6.9
Malaysia	6.5
Singapore	6.2
South Korea	5.2
Philippines	2.8
New Zealand	0.5
Japan	0.5
Cash And Other Assets, Less Liabilities	4.4

SECTOR ALLOCATION (%)9

Financials	47.7
Foreign Government Bonds	21.6
Consumer Discretionary	12.0
Utilities	4.8
Telecommunication Services	3.9
Industrials	2.8
Information Technology	1.7
Consumer Staples	1.1
Cash And Other Assets, Less Liabilities	4.4

Please note: Foreign Government Bonds category includes Supranationals.

ASSET TYPE BREAKDOWN (%)8,9

Non-Convertible Corporate Bonds	60.8
Government Bonds	21.6
Convertible Corporate Bonds	8.6
Common Equities and ADRs	4.6
Cash and Other Assets, Less Liabilities	4.4

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

10  Not all countries where the Fund may invest are included in the benchmark index.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary (continued)

in the coal mine," foretelling potential liquidity issues that may loom ahead. We hope that by being proactive, we can continue to aim for strong risk-adjusted returns for our shareholders.

Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

8 MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund  June 30, 2014

Schedule of Investments (unaudited)

NON-CONVERTIBLE CORPORATE BONDS: 60.8%

	Face Amount*		Value
CHINA/HONG KONG: 15.8%
MCE Finance, Ltd. 5.000%, 02/15/21		2,000,000	$2,020,000
Shimao Property Holdings, Ltd. 6.625%, 01/14/20		2,000,000	1,970,000
KWG Property Holding, Ltd. 12.500%, 08/18/17		1,800,000	1,926,000
FPT Finance, Ltd. 6.375%, 09/28/20		1,050,000	1,144,500
Longfor Properties Co., Ltd. 6.875%, 10/18/19		1,000,000	1,031,200
Wheelock Finance, Ltd. 4.500%, 09/02/21	SGD	750,000	623,099
Total China/Hong Kong			8,714,799
INDIA: 15.0%
Housing Development Finance Corp. 9.580%, 08/29/15	INR	150,000,000	2,500,531
Power Grid Corp. of India, Ltd. 9.250%, 12/26/15	INR	100,000,000	1,648,977
ICICI Bank, Ltd. 6.375%[a], 04/30/22		1,500,000	1,552,500
Bank of Baroda 6.625%[a], 05/25/22		1,500,000	1,537,467
Axis Bank, Ltd. 7.250%[a], 08/12/21		1,000,000	1,029,214
Total India			8,268,689
INDONESIA: 10.0%
PT Bank Rakyat Indonesia Persero 2.950%, 03/28/18		2,000,000	1,970,000
Alam Synergy Pte, Ltd. 6.950%, 03/27/20[b]		1,500,000	1,485,000
Theta Capital Pte, Ltd. 7.000%, 05/16/19		1,000,000	1,045,678
TBG Global Pte, Ltd. 4.625%, 04/03/18[b]		1,000,000	1,015,000
Total Indonesia			5,515,678
AUSTRALIA: 6.9%
Macquarie Bank, Ltd. 6.625%, 04/07/21		1,100,000	1,262,251
Lend Lease Finance, Ltd. 4.625%, 07/24/17	SGD	1,250,000	1,052,086
SPI Electricity & Gas Australia Holdings Pty, Ltd. 5.750%, 06/28/22	AUD	1,000,000	981,523
Crown Group Finance, Ltd. 5.750%, 07/18/17	AUD	500,000	493,199
Total Australia			3,789,059
SINGAPORE: 4.8%
Global Logistic Properties, Ltd. 3.375%, 05/11/16	CNY	12,500,000	2,013,110
Olam International, Ltd. 6.000%, 10/25/22	SGD	750,000	627,580
Total Singapore			2,640,690
	Face Amount*		Value
SRI LANKA: 3.9%
DFCC Bank 9.625%, 10/31/18		1,550,000	$1,596,500
National Savings Bank 8.875%, 09/18/18		500,000	566,250
Total Sri Lanka			2,162,750
PHILIPPINES: 2.1%
Alliance Global Group, Inc. 6.500%, 08/18/17		1,050,000	1,144,500
Total Philippines			1,144,500
MALAYSIA: 1.8%
Malayan Banking BHD 3.250%[a], 09/20/22		1,000,000	1,011,171
Total Malaysia			1,011,171
JAPAN: 0.5%
ORIX Corp. 4.000%, 11/29/14	CNY	1,500,000	242,575
Total Japan			242,575
TOTAL NON-CONVERTIBLE CORPORATE BONDS			33,489,911
(Cost $33,391,672)

FOREIGN GOVERNMENT OBLIGATIONS: 21.6%

SRI LANKA: 5.6%
Sri Lanka Government Bond 8.500%, 06/01/18	LKR	200,000,000	1,544,499
Sri Lanka Government Bond 8.500%, 07/15/18	LKR	100,000,000	771,144
Sri Lanka Government Bond 8.000%, 11/15/18	LKR	100,000,000	753,426
Total Sri Lanka			3,069,069
INDONESIA: 5.4%
Indonesia Treasury Bond 6.125%, 05/15/28	IDR	16,000,000,000	1,066,217
Indonesia Treasury Bond 9.000%, 03/15/29	IDR	12,000,000,000	1,038,590
Indonesia Treasury Bond 7.875%, 04/15/19	IDR	10,000,000,000	846,478
Total Indonesia			2,951,285
SOUTH KOREA: 5.2%
Korea Treasury Bond 3.500%, 09/10/16	KRW	1,000,000,000	1,005,367
Korea Treasury Bond 2.750%, 09/10/17	KRW	800,000,000	790,875
Korea Treasury Bond 3.250%, 12/10/14	KRW	500,000,000	495,552
Korea Treasury Bond 4.000%, 09/10/15	KRW	300,000,000	301,247
Korea Treasury Bond 3.250%, 06/10/15	KRW	300,000,000	298,250
Total South Korea			2,891,291

matthewsasia.com | 800.789.ASIA 9

Matthews Asia Strategic Income Fund  June 30, 2014

Schedule of Investments (unaudited) (continued)

FOREIGN GOVERNMENT OBLIGATIONS (continued)

	Face Amount*		Value
MALAYSIA: 3.9%
Malaysian Government Bond 3.492%, 03/31/20	MYR	5,000,000	$1,527,624
Malaysian Government Bond 3.580%, 09/28/18	MYR	1,000,000	310,459
Malaysia Investment Issue 3.309%, 08/30/17	MYR	1,000,000	308,481
Total Malaysia			2,146,564
INDIA: 1.5%
International Finance Corp. 7.750%, 12/03/16	INR	50,000,000	839,446
Total India			839,446
TOTAL FOREIGN GOVERNMENT OBLIGATIONS			11,897,655
(Cost $11,476,603)

CONVERTIBLE CORPORATE BONDS: 8.6%

CHINA/HONG KONG: 8.6%
Home Inns & Hotels Management, Inc., Cnv. 2.000%, 12/15/15	2,800,000	2,763,250
Ctrip.com International, Ltd., Cnv. 1.250%, 10/15/18[b]	1,000,000	1,090,625
Sina Corp., Cnv. 1.000%, 12/01/18[b]	1,000,000	915,000
Total China/Hong Kong		4,768,875
TOTAL CONVERTIBLE CORPORATE BONDS		4,768,875
(Cost $4,507,878)

COMMON EQUITIES: 4.6%

	Shares
SINGAPORE: 1.4%
StarHub, Ltd.	140,000	468,201
Ascendas REIT	170,000	313,578
Total Singapore		781,779
CHINA/HONG KONG: 1.2%
HSBC Holdings PLC	40,000	405,656
China Mobile, Ltd.	25,000	242,568
Total China/Hong Kong		648,224
MALAYSIA: 0.8%
Axiata Group BHD	200,000	434,133
Total Malaysia		434,133
PHILIPPINES: 0.7%
Alliance Global Group, Inc.	580,000	386,667
Total Philippines		386,667
	Shares	Value
NEW ZEALAND: 0.5%
SKY Network Television, Ltd.	46,000	$276,691
Total New Zealand		276,691
TOTAL COMMON EQUITIES		2,527,494
(Cost $2,305,092)
TOTAL INVESTMENTS: 95.6%		52,683,935
(Cost $51,681,245c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.4%		2,434,096
NET ASSETS: 100.0%		$55,118,031

a  Variable rate security. The rate represents the rate in effect at June 30, 2014.

b  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

c  Cost for federal income tax purposes is $51,681,245 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,526,904
Gross unrealized depreciation	(524,214)
Net unrealized appreciation	$1,002,690

*  All values are in USD unless otherwise noted.

AUD  Australian Dollar

BHD  Berhad

Cnv.  Convertible

CNY  Chinese Renminbi (Yuan)

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

LKR  Sri Lankan Rupee

MYR  Malaysian Ringgit

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

USD  U.S. Dollar

10 MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund  June 30, 2014

Schedule of Investments (unaudited) (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

	Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
SHORT	USD	500,000	JPY	51,500,000	Brown Brothers Harriman	07/09/14	$(8,403)

FINANCIAL FUTURES CONTRACTS SOLD SHORT AS OF JUNE 30, 2014 WERE AS FOLLOWS:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
30	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September, 2014	$3,755,156	$15,439

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 11

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD

Lead Manager

Kenneth Lowe, CFA

Lead Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$19.69	$19.68
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.08%	0.93%

Portfolio Statistics

Total # of Positions	60
Net Assets	$4.6 billion
Weighted Average Market Cap	$32.7 billion
Portfolio Turnover	15.27%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the first half of 2014, the Matthews Asian Growth and Income Fund gained 4.91% (Investor Class) and 5.00% (Institutional Class), underperforming its benchmark, the MSCI All Country Asia ex Japan Index, which rose 6.57%. For the quarter ending June 30, the Fund gained 4.41% (Investor Class) and 4.50% (Institutional Class) while its benchmark rose 7.30%.

Market Environment:

The second quarter of the year was one of political change during what is an unusually busy period. In May, Narendra Modi—deemed a progressive politician with a strong track record of economic growth—was elected as India's new prime minister, with his party securing the largest mandate for change since the 1970s. In Thailand, we saw the 12th coup since the Siamese Revolution of 1932, as the military junta dissolved Parliament and suspended the constitution. Although worrying politically, domestic equity markets have been moderately strong as many are accustomed to such shifts and there is a belief that this may signal an economic bottom. Finally, in Indonesia, markets stuttered as the July presidential race tightens.

Against this noisy backdrop and strong markets, the Fund delivered around 75% of the market's upside for the second quarter, a number that is fairly representative of what has been achieved in similar, past environments. In our opinion, this is to be expected as the aim of the strategy is to deliver upside participation in Asia's growth, but with a keen eye on capital preservation.

Performance Contributors and Detractors:

Our holdings in South Korea, particularly preferred shares, continued to do well and benefited Fund performance most during the second quarter. Preferred shares rose as market participants continue to look for yield enhancement in a market that has the lowest dividend payout ratio in the region. Such shares tend to trade at a discount to the common stock, and holders of preferred shares generally enjoy similar rights, with the exception of voting rights. The lack of voting rights has posed less of a concern recently as Korea's corporate governance standards have appeared to be improving.

A number of our tobacco stocks were also strong through the quarter. Although they operate in different regulatory environments, Korea's KT&G, Japan Tobacco and British American Tobacco Malaysia all benefited from actual or potential tax increases. The hope is that these taxes will be passed on to the consumer and boost earnings. Further, we also see potential upside risk to capital management through increased dividends.

More disappointingly, Australia was the biggest detractor to second quarter performance as our holdings in Orica and Coca-Cola Amatil stuttered. The former is a mining explosives producer that delivered a fairly weak first half result and downgraded expectations for its full year numbers. Although a tough environment, we believe that the company is still well-placed over the long term.

We exited Coca-Cola Amatil during the quarter as the company continued to struggle with increased competition, pricing pressure from customers and some poor historical strategic decisions. Additionally, our

(continued)

12 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2014

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MACSX)	4.41%	4.91%	8.06%	7.07%	12.03%	11.23%	10.73%	9/12/94
Institutional Class (MICSX)	4.50%	5.00%	8.28%	7.22%	n.a.	n.a.	7.08%	10/29/10
MSCI AC Asia ex Japan Index[3]	7.30%	6.57%	16.67%	3.42%	11.28%	11.95%	4.33%[4]
Lipper Pacific Region Funds Category Average[5]	5.35%	4.55%	12.32%	5.68%	10.17%	7.65%	4.38%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2014			2013
	June	December	Total	June	December	Total
Investor (MACSX)	$0.15	n.a.	n.a.	$0.24	$0.22	$0.46
Institutional (MICSX)	$0.16	n.a.	n.a.	$0.26	$0.24	$0.50

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.74% (Investor Class) 1.90% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/14, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.30%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.5%
AIA Group, Ltd.	China/Hong Kong	3.3%
Singapore Technologies Engineering, Ltd.	Singapore	3.2%
Jardine Matheson Holdings, Ltd.	China/Hong Kong	3.1%
Japan Tobacco, Inc.	Japan	2.6%
United Overseas Bank, Ltd.	Singapore	2.6%
Lawson, Inc.	Japan	2.5%
Keppel Corp., Ltd.	Singapore	2.4%
AMMB Holdings BHD	Malaysia	2.4%
Hong Kong Exchanges and Clearing, Ltd., Cnv., 0.500%, 10/23/2017	China/Hong Kong	2.4%
% OF ASSETS IN TOP TEN		28.0%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 13

COUNTRY ALLOCATION (%)7

China/Hong Kong	27.7
Singapore	16.4
South Korea	10.3
Malaysia	8.4
Japan	7.3
Thailand	5.2
Australia	4.6
Taiwan	4.4
New Zealand	3.2
Indonesia	3.1
India	2.3
United Kingdom	1.8
Philippines	1.7
Vietnam	1.1
Cash And Other Assets, Less Liabilities	2.5

SECTOR ALLOCATION (%)

Financials	22.2
Industrials	16.0
Consumer Staples	14.7
Consumer Discretionary	13.6
Telecommunication Services	11.1
Information Technology	6.9
Utilities	6.1
Materials	3.3
Health Care	2.1
Energy	1.5
Cash And Other Assets, Less Liabilities	2.5

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	69.0
Mid Cap ($1B–$5B)	28.5
Small Cap (under $1B)	0.0
Cash and Other Assets, Less Liabilities	2.5

ASSET TYPE BREAKDOWN (%)9

Common Equities and ADRs	84.2
Convertible Corporate Bonds	9.0
Preferred Equities	4.3
Cash and Other Assets, Less Liabilities	2.5

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Bonds are not included in the MSCI All Country Asia ex Japan Index.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (continued)

underweight positions in India and information technology both hurt relative performance. Although these may be exciting times for India if Prime Minister Modi is able to implement a reformist agenda, we still struggle to find many interesting bottom-up opportunities as valuations remain high.

Notable Portfolio Changes:

During the quarter, we added New Zealand casino owner and operator SKYCITY Entertainment. Although not a high growth entity, recent regulatory changes and capital expenditure from the company present some exciting opportunities for increased cash generation to accompany an already healthy 5% yield.

Outlook:

Looking ahead, there are still a number of uncertainties across many parts of the region. Political events in Thailand and Indonesia, for example, could pose challenges, whilst the reform agenda for India's Modi and China's Xi are both largely unproven. The coming months and years should provide greater clarity into the true impetus for reform that may be needed to carry on Asia's productivity gains. Compounding these issues are uncertainties in the monetary and fiscal policies of the West. From a valuation perspective, the recent market bounce has left equal weighted valuations at 16x price to earnings*. With all of these factors at play, stock selection and valuation discipline remain key.

*  Price-Earnings Ratio (P/E Ratio) is a valuation ratio of a company's current share price compared to its per-share earnings and is calculated as the market value per share divided by the Earnings per Share (EPS).

14 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  June 30, 2014

Schedule of Investments (unaudited)

COMMON EQUITIES: 84.1%

	Shares	Value
CHINA/HONG KONG: 22.9%
AIA Group, Ltd.	29,573,600	$148,623,519
Jardine Matheson Holdings, Ltd.	2,402,000	142,462,620
Television Broadcasts, Ltd.	14,572,900	94,671,954
HSBC Holdings PLC ADR	1,679,433	85,315,196
CLP Holdings, Ltd.	10,253,700	84,142,150
VTech Holdings, Ltd.	6,218,000	82,634,961
Hang Lung Properties, Ltd.	24,970,920	77,003,121
China Mobile, Ltd. ADR	1,555,700	75,622,577
CITIC Telecom International Holdings, Ltd.†	191,298,250	72,072,524
Vitasoy International Holdings, Ltd.†	51,771,000	66,063,066
Cafe' de Coral Holdings, Ltd.	18,352,000	61,920,004
Beijing Enterprises Holdings, Ltd.	5,379,770	50,914,292
Total China/Hong Kong		1,041,445,984
SINGAPORE: 14.4%
Singapore Technologies Engineering, Ltd.	48,017,125	146,334,971
United Overseas Bank, Ltd.	6,487,000	117,160,350
Keppel Corp., Ltd.	12,825,900	110,988,420
Ascendas REIT	53,925,000	99,468,682
SIA Engineering Co., Ltd.	21,019,000	85,127,877
Singapore Post, Ltd.	38,209,000	53,165,943
ARA Asset Management, Ltd.	31,219,210	44,566,680
Total Singapore		656,812,923
MALAYSIA: 8.4%
AMMB Holdings BHD	49,147,900	108,979,461
Genting Malaysia BHD	75,188,700	98,347,100
British American Tobacco Malaysia BHD	3,368,900	68,762,911
Axiata Group BHD	31,516,923	68,412,629
Telekom Malaysia BHD	20,245,551	40,037,138
Total Malaysia		384,539,239
JAPAN: 7.3%
Japan Tobacco, Inc.	3,264,600	119,008,615
Lawson, Inc.	1,536,200	115,247,224
Japan Real Estate Investment Corp., REIT	11,180	65,112,285
Hisamitsu Pharmaceutical Co., Inc.	723,000	32,329,994
Total Japan		331,698,118
SOUTH KOREA: 6.0%
KT&G Corp.	1,104,197	97,673,089
Samsung Electronics Co., Ltd.	54,642	71,394,272
GS Home Shopping, Inc.	298,935	71,262,228
KEPCO Plant Service & Engineering Co., Ltd.	504,218	34,484,963
Total South Korea		274,814,552
THAILAND: 5.2%
PTT Public Co., Ltd.	6,898,800	67,595,699
Advanced Info Service Public Co., Ltd.	9,595,700	65,045,571
Glow Energy Public Co., Ltd.	21,887,400	56,143,154
BEC World Public Co., Ltd.	30,807,800	46,275,774
Total Thailand		235,060,198
	Shares	Value
AUSTRALIA: 4.6%
Woolworths, Ltd.	2,378,518	$78,992,329
CSL, Ltd.	1,044,381	65,538,447
Orica, Ltd.	3,518,154	64,623,864
Total Australia		209,154,640
TAIWAN: 4.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	20,673,187	87,586,515
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,295,924	70,499,814
Chunghwa Telecom Co., Ltd. ADR	1,277,525	40,957,451
Total Taiwan		199,043,780
NEW ZEALAND: 3.2%
SKY Network Television, Ltd.	15,123,711	90,969,449
SKYCITY Entertainment Group, Ltd.	15,239,121	53,103,537
Total New Zealand		144,072,986
INDONESIA: 3.1%
PT Perusahaan Gas Negara Persero	159,343,000	74,933,549
PT Telekomunikasi Indonesia Persero ADR	1,638,000	68,239,080
Total Indonesia		143,172,629
UNITED KINGDOM: 1.8%
BHP Billiton PLC	2,588,378	83,699,688
Total United Kingdom		83,699,688
PHILIPPINES: 1.7%
Globe Telecom, Inc.	2,065,510	75,711,707
Total Philippines		75,711,707
VIETNAM: 1.1%
Vietnam Dairy Products JSC	9,125,802	52,196,336
Total Vietnam		52,196,336
TOTAL COMMON EQUITIES		3,831,422,780
(Cost $2,997,142,380)

PREFERRED EQUITIES: 4.3%

SOUTH KOREA: 4.3%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	399,310	65,512,413
Hyundai Motor Co., Ltd., Pfd.	355,983	53,302,456
Hyundai Motor Co., Ltd., 2nd Pfd.	318,246	50,325,519
LG Household & Health Care, Ltd., Pfd.	121,855	27,037,406
Total South Korea		196,177,794
TOTAL PREFERRED EQUITIES		196,177,794
(Cost $68,186,029)

matthewsasia.com | 800.789.ASIA 15

Matthews Asian Growth and Income Fund  June 30, 2014

Schedule of Investments (unaudited) (continued)

CONVERTIBLE CORPORATE BONDS: 9.1%

	Face Amount*		Value
CHINA/HONG KONG: 4.8%
Hong Kong Exchanges and Clearing, Ltd., Cnv. 0.500%, 10/23/17		96,000,000	$108,240,000
Hengan International Group Co., Ltd., Cnv. 0.000%, 06/27/18	HKD	339,000,000	45,051,868
Johnson Electric Holdings, Ltd., Cnv. 1.000%, 04/02/21		38,250,000	40,736,250
PB Issuer No. 2, Ltd., Cnv. 1.750%, 04/12/16		21,820,000	21,765,450
Total China/Hong Kong			215,793,568
INDIA: 2.3%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14		56,200,000	61,061,300
Larsen & Toubro, Ltd., Cnv. 3.500%, 10/22/14		41,200,000	44,475,400
Total India			105,536,700
SINGAPORE: 2.0%
CapitaLand, Ltd., Cnv. 1.950%, 10/17/23	SGD	110,250,000	90,116,930
Total Singapore			90,116,930
TOTAL CONVERTIBLE CORPORATE BONDS			411,447,198
(Cost $405,125,639)
TOTAL INVESTMENTS: 97.5%			4,439,047,772
(Cost $3,470,454,048a)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.5%			116,022,943
NET ASSETS: 100.0%			$4,555,070,715

a  Cost for federal income tax purposes is $3,471,345,139 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,004,666,606
Gross unrealized depreciation	(36,963,973)
Net unrealized appreciation	$967,702,633

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

*  All values are in USD unless otherwise noted.

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

HKD  Hong Kong Dollar

JSC  Joint Stock Co.

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

USD  U.S. Dollar

See accompanying notes to financial statements.

16 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Yu Zhang, CFA	Robert Horrocks, PhD
Lead Manager	Lead Manager
Vivek Tanneeru
Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$16.29	$16.28
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.06%	0.93%

Portfolio Statistics

Total # of Positions	62
Net Assets	$5.4 billion
Weighted Average Market Cap	$21.4 billion
Portfolio Turnover	14.06%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Dividend Fund*

Portfolio Manager Commentary

For the first half of 2014, the Matthews Asia Dividend Fund returned 5.30% (Investor Class) and 5.36% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which returned 4.59%. For the quarter ending June 30, the Fund rose 7.45% (Investor Class) and 7.42% (Institutional Class) while its benchmark returned 6.34%. In June, the Fund distributed 10.59 cents per share (Investor Class) and 11.09 cents per share (Institutional Class), bringing its total year-to-date income distribution to 13.31 cents and 14.11 cents per share, respectively.

Market Environment:

Contrary to the first quarter of 2014, Asia's equity markets overall saw far less volatility during the second quarter. With economic recovery still anemic in the West, the dovish monetary policy stance adopted by some major central banks has provided a reassuring backdrop to the global financial market. Equity markets, including in Asia, inched up steadily during the first half of the year.

Performance Contributors and Detractors:

During the second quarter, our Japanese holdings became the largest contributors to Fund performance. Following Japan's 3% consumption tax hike in April, initial retail data suggests a rather shallow decline in the country's domestic consumer spending. While the weakening yen has led to an imported inflation effect, we believe this is likely to peter out during the second half of the year. In addition, Japanese consumers, who have thus shown resilience, could provide much-needed support to "Abenomics," the reflationary policy agenda of Prime Minister Shinzo Abe. On the other hand, with balance sheets flush with cash, many Japanese companies have been under increasing pressure from various stakeholders to change corporate behavior and improve their shareholder return policies via dividends and share buybacks. Our Japanese holdings (with the exception of one that only recently began to pay dividends) delivered, on average, 22% dividend growth for the last fiscal year. In that regard, Japanese companies continue to be interesting candidates for potentially strong dividend growth.

On the flip side, our holdings in Australia were the biggest performance detractors during the second quarter, mainly due to some company-specific reasons. Coca-Cola Amatil announced a subdued earnings forecast, as it faces stiff domestic competition as well as shifting consumer preferences. A recent change of the company's top management added further uncertainty to its strategic direction. We decided to exit the position despite the stock's high dividend yield as we became unconvinced that the new management had laid out a credible plan to turn around the business and to support underlying dividends.

Notable Portfolio Changes:

During the quarter, we initiated a position in Total Access Communications, a wireless telecom carrier in Thailand. With the roll out of the 3G network in Thailand, telecom firms can now keep more revenues due to regulatory changes that reduce state revenue-sharing requirements.

*  Closed to most new investors as of June 14, 2013.

(continued)

matthewsasia.com | 800.789.ASIA 17

PERFORMANCE AS OF JUNE 30, 2014

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAPIX)	7.45%	5.30%	11.49%	8.21%	14.56%	10.79%	10/31/06
Institutional Class (MIPIX)	7.42%	5.36%	11.64%	8.34%	n.a.	7.97%	10/29/10
MSCI AC Asia Pacific Index[3]	6.34%	4.59%	14.64%	5.55%	10.09%	3.95%[4]
Lipper Pacific Region Funds Category Average[5]	5.35%	4.55%	12.32%	5.68%	10.17%	4.34%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2014					2013
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.03	$0.11	n.a.	n.a.	n.a.	$0.14	$0.13	$0.12	$0.22	$0.61
Inst'l (MIPIX)	$0.03	$0.11	n.a.	n.a.	n.a.	$0.14	$0.14	$0.12	$0.22	$0.62

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.86% (Investor Class) 1.98% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/14, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.99%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 10/31/06.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Japan Tobacco, Inc.	Japan	4.2%
ITOCHU Corp.	Japan	3.9%
LG Chem, Ltd., Pfd.	South Korea	3.2%
ORIX Corp.	Japan	3.1%
Tata Motors, Ltd. - A - DVR	India	3.0%
Suntory Beverage & Food, Ltd.	Japan	3.0%
Ansell, Ltd.	Australia	3.0%
KT&G Corp.	South Korea	2.8%
Hoya Corp.	Japan	2.5%
Pigeon Corp.	Japan	2.5%
% OF ASSETS IN TOP TEN		31.2%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

18 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

Portfolio Manager Commentary (continued)

Given these changes, Total Access appears well-positioned to deliver a strong expansion in profit margin, which may support a further increase in its dividend payment. The company's main shareholder, Norwegian multinational Telenor Group, has a track record of extracting cash flow via high dividend payout from its subsidiaries, including Total Access. We believe majority and minority shareholder interests, in terms of receiving dividends, are aligned here.

During the quarter, we reduced the portfolio's overall exposure to China and Hong Kong as property markets have entered a cyclical downturn, and have added further pressure on an economy that is already enduring a painful, but necessary, transition. We continue to believe in the portfolio's Chinese holdings due to their attractive dividend yield and sustainable growth potential. However, we trimmed some of the most cyclical exposures to mitigate the downside risk of a potential prolonged economic slowdown in China.

Outlook:

Major economies in the Asian region, including China, Japan, India (and potentially Indonesia), have seen reformists come into power, over the past 18 months, paving the way for a promising long-term economic outlook. At the same time, the road to prosperity will not be smooth, as each country is tackling a unique and difficult set of issues. Painful but necessary changes need to be made, and volatility could well return to equity markets. However, as dividend investors, we continue to view Asia Pacific as an exciting place looking for both attractive dividend yield and sustainable dividend growth.

COUNTRY ALLOCATION (%)7

Japan	25.6
China/Hong Kong	24.5
Singapore	8.5
Indonesia	8.2
Australia	6.7
South Korea	6.1
Taiwan	5.6
India	4.7
Thailand	3.5
Malaysia	2.4
Luxembourg	1.5
Philippines	1.0
Vietnam	0.9
Cash And Other Assets, Less Liabilities	0.8

SECTOR ALLOCATION (%)

Consumer Staples	21.6
Consumer Discretionary	19.1
Financials	16.1
Industrials	11.3
Telecommunication Services	10.3
Health Care	7.2
Information Technology	5.1
Materials	4.6
Utilities	3.5
Energy	0.4
Cash and Other Assets, Less Liabilities	0.8

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	58.9
Mid Cap ($1B–$5B)	32.3
Small Cap (under $1B)	8.0
Cash and Other Assets, Less Liabilities	0.8

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 19

Matthews Asia Dividend Fund  June 30, 2014

Schedule of Investments (unaudited)

COMMON EQUITIES: 96.0%

	Shares	Value
JAPAN: 25.6%
Japan Tobacco, Inc.	6,270,700	$228,593,802
ITOCHU Corp.	16,566,200	212,749,876
ORIX Corp.	10,192,200	168,922,598
Suntory Beverage & Food, Ltd.	4,148,300	162,770,767
Hoya Corp.	4,116,600	136,779,780
Pigeon Corp.†	2,528,800	133,298,376
Toyo Suisan Kaisha, Ltd.	3,307,000	102,012,487
NTT DoCoMo, Inc.	4,857,000	83,039,574
Lawson, Inc.	815,100	61,149,598
Miraca Holdings, Inc.	1,075,200	52,112,255
Anritsu Corp.	3,012,800	33,844,000
Total Japan		1,375,273,113
CHINA/HONG KONG: 24.5%
Shenzhou International Group Holdings, Ltd.	37,091,000	126,581,460
Television Broadcasts, Ltd.	18,932,500	122,993,829
Yum! Brands, Inc.	1,489,800	120,971,760
Minth Group, Ltd.†	61,267,000	119,049,471
Guangdong Investment, Ltd.	90,582,000	104,485,327
HSBC Holdings PLC ADR	1,603,991	81,482,743
Greatview Aseptic Packaging Co., Ltd.†	107,945,000	73,816,642
China Mobile, Ltd. ADR	1,504,200	73,119,162
Haitian International Holdings, Ltd.	30,270,000	70,691,448
The Link REIT	13,070,500	70,324,093
Yuexiu Transport Infrastructure, Ltd.†	110,490,000	63,011,690
Jiangsu Expressway Co., Ltd. H Shares	51,778,000	61,261,904
Cafe' de Coral Holdings, Ltd.	17,614,000	59,429,978
Far East Horizon, Ltd.	78,331,000	57,203,946
Springland International Holdings, Ltd.†	139,171,000	55,126,828
Xingda International Holdings, Ltd. H Shares†	95,141,000	38,299,948
China Shenhua Energy Co., Ltd. H Shares	7,562,500	21,856,936
Total China/Hong Kong		1,319,707,165
SINGAPORE: 8.5%
United Overseas Bank, Ltd.	5,669,000	102,386,623
Singapore Technologies Engineering, Ltd.	30,906,000	94,187,826
Ascendas REIT	43,912,000	80,998,957
CapitaRetail China Trust, REIT†	52,179,400	61,934,006
ARA Asset Management, Ltd.	29,964,660	42,775,760
Super Group, Ltd.	34,860,000	39,419,841
Ascendas India Trust†	55,065,000	36,874,870
Total Singapore		458,577,883
INDONESIA: 8.2%
PT Indofood Sukses Makmur	203,052,000	114,757,351
PT United Tractors	54,982,100	107,135,092
PT Perusahaan Gas Negara Persero	179,997,000	84,646,417
PT Telekomunikasi Indonesia Persero	254,438,500	52,905,180
PT Telekomunikasi Indonesia Persero ADR	1,140,834	47,527,144
PT Bank Rakyat Indonesia Persero	41,611,746	36,241,356
Total Indonesia		443,212,540
	Shares	Value
AUSTRALIA: 6.7%
Ansell, Ltd.†	8,520,000	$159,313,080
Primary Health Care, Ltd.†	29,815,465	127,639,932
Breville Group, Ltd.†	9,787,453	74,847,909
Total Australia		361,800,921
TAIWAN: 5.6%
Chunghwa Telecom Co., Ltd. ADR	3,858,301	123,697,130
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,005,040	85,667,806
St. Shine Optical Co., Ltd.	1,911,000	47,234,175
Johnson Health Tech Co., Ltd.	8,511,000	26,965,657
Taiwan Semiconductor Manufacturing Co., Ltd.	4,646,469	19,685,790
Total Taiwan		303,250,558
INDIA: 4.7%
Tata Motors, Ltd. - A - DVR	33,395,515	163,659,956
Titan Co., Ltd.	7,088,678	41,610,404
Bharti Infratel, Ltd.	7,843,392	33,332,297
ITC, Ltd.	3,000,000	16,213,318
Total India		254,815,975
THAILAND: 3.5%
Thai Beverage Public Co., Ltd.	207,530,000	103,190,793
Total Access Communications Public Co., Ltd. NVDR	24,486,000	84,876,752
Total Thailand		188,067,545
SOUTH KOREA: 2.9%
KT&G Corp.	1,707,000	150,994,762
BGF Retail Co., Ltd.[a]	45,000	2,788,595
Total South Korea		153,783,357
MALAYSIA: 2.4%
AMMB Holdings BHD	57,950,000	128,497,041
Total Malaysia		128,497,041
LUXEMBOURG: 1.5%
L'Occitane International SA	36,075,000	80,617,646
Total Luxembourg		80,617,646
PHILIPPINES: 1.0%
Globe Telecom, Inc.	1,503,820	55,122,841
Total Philippines		55,122,841
VIETNAM: 0.9%
Vietnam Dairy Products JSC	8,682,240	49,659,319
Total Vietnam		49,659,319
TOTAL COMMON EQUITIES		5,172,385,904
(Cost $4,113,547,190)

20 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  June 30, 2014

Schedule of Investments (unaudited) (continued)

PREFERRED EQUITIES: 3.2%

	Shares	Value
SOUTH KOREA: 3.2%
LG Chem, Ltd., Pfd.	909,080	$173,406,246
Total South Korea		173,406,246
TOTAL PREFERRED EQUITIES		173,406,246
(Cost $79,784,039)
TOTAL INVESTMENTS: 99.2%		5,345,792,150
(Cost $4,193,331,229b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.8%		40,999,751
NET ASSETS: 100.0%		$5,386,791,901

a  Non-income producing security.

b  Cost for federal income tax purposes is $4,193,905,383 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,264,800,757
Gross unrealized depreciation	(112,913,990)
Net unrealized appreciation	$1,151,886,767

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

DVR  Differential Voting Right

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 21

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Yu Zhang, CFA

Lead Manager

Sherwood Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$13.44	$13.44
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.24%	1.08%

Portfolio Statistics

Total # of Positions	36
Net Assets	$129.9 million
Weighted Average Market Cap	$17.1 billion
Portfolio Turnover	20.52%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the first half of 2014, the Matthews China Dividend Fund declined –1.00% (Investor Class) and –0.91% (Institutional Class), slightly underperforming its benchmark, the MSCI China Index, which declined –0.50%. For the quarter ending June 30, the Fund returned 3.68% (Investor Class) and 3.78% (Institutional Class) while the benchmark rose 5.70%.

Market Environment:

While China's equity markets continued to underperform other regional peers during the first half of the year, the second quarter did see a recovery. The government appears determined to stem credit growth in an environment that many fear is overheated. Coincidently, it remains aware that a certain level of economic growth is essential to maintaining social stability. Officials have adopted more targeted fiscal and monetary easing policies to support the economy.

Performance Contributors and Detractors:

During the second quarter, Greatview Aseptic Packaging, which makes sterile packaging for beverages, including milk products in China, was the top contributor to Fund performance. We believe the company is well-poised to benefit from the expansion of China's dairy industry, which has previously been constrained by low supplies of raw milk. Greatview's overseas operations had been in the red, but are likely to turn around as management becomes more familiar with operations abroad.

For the first half of the year, our holdings in both consumer staple and discretionary sectors were among the biggest performance detractors. China's economic slowdown and its ongoing anti-corruption campaign were among the factors driving this underperformance, and may have caused investors to take a more cautious view. In addition, rapidly changing industry dynamics and evolving consumer preferences have led certain incumbent players to face increasing challenges from new entrants as traditional barriers to entry are being brought down by new business models. The rise of e-commerce as well as the inroads made by foreign brands entering China have been shaking up the consumer sector. We continue to closely monitor these industry trends.

Notable Portfolio Changes:

During the quarter, we initiated a position in New Oriental Education & Technology Group, a Chinese education service provider best known for its English-language test-preparation courses. As a key industry leader, New Oriental Education's stock had previously commanded a hefty valuation premium. However, in recent years, the company has ventured into new areas, including a children's learning center business. The new business strategy has weakened the company's overall profitability. In addition, the firm's stock rating has been de-rated following the emergence of online competitors. However, based on our numerous meetings and discussions with management over the years, we believe New Oriental can do well in reworking its growth strategy, prioritizing profit over market share gain and competing head-on with new entrants. An asset-light business model with strong cash-flow generation, the firm also

(continued)

22 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2014

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Year	Since Inception	Inception Date
Investor Class (MCDFX)	3.68%	-1.00%	12.48%	6.47%	9.74%	11/30/09
Institutional Class (MICDX)	3.78%	-0.91%	12.77%	6.71%	7.07%	10/29/10
MSCI China Index[3]	5.70%	-0.50%	15.94%	0.99%	2.03%[4]
Lipper China Region Funds Category Average[5]	3.75%	-0.89%	16.30%	1.44%	4.37%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2014			2013
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.16	n.a.	n.a.	$0.18	$0.05	$0.23
Inst'l (MICDX)	$0.17	n.a.	n.a.	$0.20	$0.06	$0.26

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.43% (Investor Class) 2.61% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/14, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.53%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 11/30/09.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Guangdong Investment, Ltd.	Utilities	4.8%
Minth Group, Ltd.	Consumer Discretionary	4.4%
Greatview Aseptic Packaging Co., Ltd.	Materials	4.2%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	3.8%
Yum! Brands, Inc.	Consumer Discretionary	3.7%
Haitian International Holdings, Ltd.	Industrials	3.7%
Shanghai Jinjiang International Hotels Development Co., Ltd.	Consumer Discretionary	3.5%
Guangshen Railway Co., Ltd.	Industrials	3.3%
The Link REIT	Financials	3.3%
CapitaRetail China Trust, REIT	Financials	3.2%
% OF ASSETS IN TOP TEN		37.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 23

COUNTRY ALLOCATION (%)7

China/Hong Kong	78.0
Taiwan	16.7
Singapore	3.3
Cash and Other Assets, Less Liabilities	2.0

SECTOR ALLOCATION (%)

Consumer Discretionary	32.2
Industrials	20.2
Financials	12.6
Health Care	8.0
Telecommunication Services	5.4
Consumer Staples	5.0
Utilities	4.8
Materials	4.2
Information Technology	4.1
Energy	1.5
Cash and Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	24.1
Mid Cap ($1B–$5B)	41.3
Small Cap (under $1B)	32.6
Cash and Other Assets, Less Liabilities	2.0

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Dividend Fund

Portfolio Manager Commentary (continued)

started paying dividends. While the current yield on the stock is quite modest, we believe the dividend has ample room to grow.

During the quarter, we exited Johnson Health Tech of Taiwan. We believe the company's decision to grow its non-core commercial gym equipment business could reduce its ability to pay sustainable dividends as this strategy requires much heavier working capital investment.

Outlook:

We believe China's real estate market, which is entering what we consider to be a cyclical downturn, remains the biggest risk to the country's economic growth. In 2008 and 2011, we saw the property market correct only under heavy-handed, restrictive government policies. But this time, the property downturn has seen very little government intervention. We believe it has been mostly due to supply and demand dynamics, which may also mean a recovery path may not be smooth. While we continue to hold a positive view on China's long-term growth prospects and were particularly encouraged by the reform initiatives promoted by the current government, we are becoming more cautious over China's near-term outlook, given the apparent significance of real estate investment to China's economic growth. We continue to believe that by focusing on both dividend yield and the growth of underlying dividends, our approach helps us to seek out companies with strong financials that can withstand potentially volatile market conditions.

24 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  June 30, 2014

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.0%

	Shares	Value
CONSUMER DISCRETIONARY: 32.2%
Hotels, Restaurants & Leisure: 10.3%
Yum! Brands, Inc.	58,800	$4,774,560
Shanghai Jinjiang International Hotels Development Co., Ltd. B Shares	3,051,990	4,535,257
Cafe' de Coral Holdings, Ltd.	1,216,000	4,102,808
		13,412,625
Auto Components: 5.3%
Minth Group, Ltd.	2,928,000	5,689,472
Xingda International Holdings, Ltd. H Shares	2,967,000	1,194,395
		6,883,867
Textiles, Apparel & Luxury Goods: 3.8%
Shenzhou International Group Holdings, Ltd.	1,431,000	4,883,612
Media: 3.2%
Television Broadcasts, Ltd.	646,600	4,200,597
Multiline Retail: 3.2%
Springland International Holdings, Ltd.	10,466,000	4,145,672
Diversified Consumer Services: 2.6%
New Oriental Education & Technology Group, Inc. ADR	127,400	3,385,018
Household Durables: 2.6%
Airmate Cayman International Co., Ltd.	1,620,000	3,380,200
Automobiles: 1.2%
Dongfeng Motor Group Co., Ltd. H Shares	828,000	1,482,845
Total Consumer Discretionary		41,774,436
INDUSTRIALS: 20.2%
Electrical Equipment: 4.4%
Boer Power Holdings, Ltd.	3,197,000	3,947,576
Voltronic Power Technology Corp.[b]	225,000	1,740,739
		5,688,315
Machinery: 3.7%
Haitian International Holdings, Ltd.	2,042,000	4,768,812
Road & Rail: 3.3%
Guangshen Railway Co., Ltd. H Shares	9,432,000	3,517,042
Guangshen Railway Co., Ltd. ADR	44,300	824,866
		4,341,908
Professional Services: 3.2%
Sporton International, Inc.	952,030	4,192,911
Air Freight & Logistics: 3.0%
Shenzhen Chiwan Petroleum B Shares[c]	1,861,968	3,872,694
	Shares	Value
Transportation Infrastructure: 2.6%
Yuexiu Transport Infrastructure, Ltd.	4,874,000	$2,779,609
Jiangsu Expressway Co., Ltd. H Shares	528,000	624,711
		3,404,320
Total Industrials		26,268,960
FINANCIALS: 12.6%
Real Estate Investment Trusts (REITS): 6.6%
The Link REIT	798,000	4,293,533
CapitaRetail China Trust, REIT	3,548,800	4,212,226
		8,505,759
Diversified Financial Services: 3.2%
Far East Horizon, Ltd.	5,652,000	4,127,570
Banks: 2.8%
HSBC Holdings PLC ADR	72,600	3,688,080
Total Financials		16,321,409
HEALTH CARE: 8.0%
Health Care Equipment & Supplies: 5.1%
Pacific Hospital Supply Co., Ltd.	1,467,000	3,915,865
St. Shine Optical Co., Ltd.	108,811	2,689,481
		6,605,346
Pharmaceuticals: 2.9%
Tianjin ZhongXin Pharmaceutical Group Corp., Ltd. S Shares	3,571,000	3,785,260
Total Health Care		10,390,606
TELECOMMUNICATION SERVICES: 5.4%
Diversified Telecommunication Services: 3.0%
Chunghwa Telecom Co., Ltd. ADR	121,504	3,895,418
Wireless Telecommunication Services: 2.4%
China Mobile, Ltd. ADR	64,730	3,146,525
Total Telecommunication Services		7,041,943
CONSUMER STAPLES: 5.0%
Food Products: 2.8%
Vitasoy International Holdings, Ltd.	2,850,000	3,636,780
Beverages: 2.2%
Yantai Changyu Pioneer Wine Co., Ltd. B Shares	1,268,534	2,810,272
Total Consumer Staples		6,447,052
UTILITIES: 4.8%
Water Utilities: 4.8%
Guangdong Investment, Ltd.	5,402,000	6,231,147
Total Utilities		6,231,147

matthewsasia.com | 800.789.ASIA 25

Matthews China Dividend Fund  June 30, 2014

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MATERIALS: 4.2%
Containers & Packaging: 4.2%
Greatview Aseptic Packaging Co., Ltd.	7,922,000	$5,417,346
Total Materials		5,417,346
INFORMATION TECHNOLOGY: 4.1%
Internet Software & Services: 2.7%
Pacific Online, Ltd.	6,541,000	3,595,254
Semiconductors & Semiconductor Equipment: 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	424,000	1,796,369
Total Information Technology		5,391,623
ENERGY: 1.5%
Oil, Gas & Consumable Fuels: 1.5%
China Shenhua Energy Co., Ltd. H Shares	696,500	2,013,006
Total Energy		2,013,006
TOTAL INVESTMENTS: 98.0%		127,297,528
(Cost $116,238,391d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%		2,579,839
NET ASSETS: 100.0%		$129,877,367

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $116,249,772 and net unrealized appreciation consists of:

Gross unrealized appreciation	$20,563,783
Gross unrealized depreciation	(9,516,027)
Net unrealized appreciation	$11,047,756

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

26 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Kenneth Lowe, CFA
Lead Manager
J. Michael Oh, CFA	Sharat Shroff, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAFSX	MIFSX
CUSIP	577125701	577125800
Inception	4/30/13	4/30/13
NAV	$10.23	$10.24
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	3.50%	3.32%
After Fee Waiver and Reimbursement[2]	1.46%	1.25%

Portfolio Statistics

Total # of Positions	28
Net Assets	$9.4 million
Weighted Average Market Cap	$47.6 billion
Portfolio Turnover	16.23%[3]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.
1  Prospectus expense ratios.

2  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2015 to the extent needed to limit Total Annual Fund Operating Expenses to 1.25% by waiving class specific and non-class specific expenses for the Institutional Class and agreed to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than the Institutional Class and class specific expenses may be waived solely for the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.25%. If the expenses fall below the expense limitation in a year within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the expense limitation. The fee waiver and expense reimbursement may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

3  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Focus Fund

Portfolio Manager Commentary

For the first half of 2014, the Matthews Asia Focus Fund gained 5.90% (Investor Class) and 6.00% (Institutional Class), underperforming its benchmark, the MSCI All Country Asia ex Japan Index, which rose 6.57%. For the quarter ending June 30, the Fund gained 4.18% (Investor Class) and 4.17% (Institutional Class) while its benchmark rose 7.30%.

Market Environment:

Politics dominated most market headlines through the second quarter as we witnessed changing politics in Indonesia, Thailand and India. During the quarter, Thailand underwent yet another military coup, with the junta vowing to restore order and enact political reforms. Despite this, markets rose as some believe this to be an economic bottom. In India, the pro-growth, reformist Narendra Modi won a landslide election that may enable him to enact real change in a country that clearly needs it. Beyond this, Indonesia stuttered as its political future looks more precarious with a tightening presidential race that has the potential to lead to the return of more dictatorial rule.

Despite lagging the benchmark over the quarter, it is pleasing to see that over 80% of the Fund by number of holdings was in positive territory for the quarter. Ultimately, within the strategy we take a more absolute risk-and-return mentality through investing in quality companies that have sustainable growth that we believe are cheaper than their intrinsic value.

Performance Contributors and Detractors:

Upon launching the strategy in April of last year, we added businesses that are listed outside of Asia, but that derive the majority of their revenue, earnings or asset base from the region, and felt comfortable that such holdings fit our philosophy of providing exposure to the continent's growth, disregarding the somewhat arbitrary benchmarks to which most funds restrict themselves. It is these holdings that have been some of the largest contributors to returns during the quarter, with Mead Johnson Nutrition, Cie Financiere Richemont and Yum! Brands all performing well due to earnings delivery. For Mead Johnson, this has been due to a burgeoning middle class in emerging markets, providing steady volume growth for this market leader and increasing talk of the company being an acquisition target. Richemont has continued to grow revenues steadily with their prestige offering in jewelry and watches, whilst at the same time raising expectations for margins through product mix and raw material cost declines. In the case of Yum! Brands, it now appears that the health-related scares related to bird flu and antibiotics within China have passed, and customers are returning to one of the nation's largest quick service restaurant operator. Beyond these, the Fund has also benefited from our holding in China search engine Baidu and financial holdings such as insurers AIA Group and Kasikornbank Public in Thailand.

In terms of detractors, the Fund's underweight in India hurt relative performance over the quarter when markets were buoyed by the landslide win by Prime Minister Modi—deemed a progressive politician with a strong track record of economic growth.

Whilst our consumer discretionary holdings helped, consumer staples were the largest drag on performance. The weakest of these was Indofood

(continued)

matthewsasia.com | 800.789.ASIA 27

PERFORMANCE AS OF JUNE 30, 2014

				Average Annual Total Returns
	3 Months	YTD	1 Year	Since Inception	Inception Date
Investor Class (MAFSX)	4.18%	5.90%	10.29%	2.67%	4/30/13
Institutional Class (MIFSX)	4.17%	6.00%	10.56%	2.88%	4/30/13
MSCI AC Asia ex Japan Index[4]	7.30%	6.57%	16.67%	7.38%
Lipper Pacific ex Japan Funds Category Average[5]	5.38%	7.27%	16.29%	5.16%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
AIA Group, Ltd.	China/Hong Kong	6.5%
Jardine Matheson Holdings, Ltd.	China/Hong Kong	6.3%
Samsung Electronics Co., Ltd.	South Korea	4.8%
Samsonite International SA	China/Hong Kong	4.2%
Yum! Brands, Inc.	China/Hong Kong	4.2%
Singapore Telecommunications, Ltd.	Singapore	4.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4.0%
Cie Financiere Richemont SA	Switzerland	3.8%
Mead Johnson Nutrition Co.	USA	3.7%
Baidu, Inc.	China/Hong Kong	3.7%
% OF ASSETS IN TOP TEN		45.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

28 MATTHEWS ASIA FUNDS

Matthews Asia Focus Fund

Portfolio Manager Commentary (continued)

Sukses Makmur, the Indonesian noodle and snack food manufacturer, due to poor earnings numbers with margins sputtering and its newly acquired vegetable processing business failing to deliver. We still own this holding, however, as we believe the company looks attractively priced given its dominant market share in the domestic instant noodle business as well as the firm's improving demand in its flour business.

Notable Portfolio Changes:

Australian Coke bottler, Coca-Cola Amatil also struggled. We exited this position during the second quarter as the company attempted to cope with increasing competitive intensity, pricing pressure from customers and some historical strategic missteps.

Outlook:

Going forward, politics and economics will likely continue to dominate market headlines. The progress of China and India's paths toward reformation of their respective economies through areas such as increased liberalization and ease of doing business will provide uncertainty. Further, the political landscape of Thailand and Indonesia may also pose challenges. Meanwhile, in the Western world, Europe still looks threatened by deflationary forces, although macroeconomic data in the U.S. does continue to improve. Accompanying this noisy backdrop are equal weighted valuations in Asia that trade at a fairly high 16x price-to-earnings* ratio. Despite this, we feel comfortable that the Fund looks well-placed given its concentrated nature of holding only our highest conviction ideas that aims to balance quality with sustainable growth and strong valuation discipline.

*  Price-Earnings Ratio (P/E Ratio) is a valuation ratio of a company's current share price compared to its per-share earnings and is calculated as the market value per share divided by the Earnings per Share (EPS).

COUNTRY ALLOCATION (%)7

China/Hong Kong	30.1
Malaysia	11.6
Singapore	9.9
Australia	8.5
Indonesia	7.7
Thailand	5.4
South Korea	4.8
Taiwan	4.0
Switzerland	3.8
United States	3.7
India	2.9
United Kingdom	2.3
Cash and Other Assets, Less Liabilities	5.3

SECTOR ALLOCATION (%)

Financials	26.4
Consumer Discretionary	18.3
Information Technology	12.4
Consumer Staples	11.0
Industrials	9.2
Telecommunication Services	7.1
Health Care	5.6
Materials	4.7
Cash and Other Assets, Less Liabilities	5.3

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	80.1
Mid Cap ($1B–$5B)	14.6
Small Cap (under $1B)	0.0
Cash and Other Assets, Less Liabilities	5.3

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 29

Matthews Asia Focus Fund  June 30, 2014

Schedule of Investments (unaudited)

COMMON EQUITIES: 94.7%

	Shares	Value
CHINA/HONG KONG: 30.1%
AIA Group, Ltd.	121,800	$612,112
Jardine Matheson Holdings, Ltd.	10,000	593,100
Samsonite International SA	120,000	395,592
Yum! Brands, Inc.	4,850	393,820
Baidu, Inc. ADR[a]	1,837	343,170
HSBC Holdings PLC	27,200	275,846
Hang Lung Group, Ltd.	39,000	211,092
Total China/Hong Kong		2,824,732
MALAYSIA: 11.6%
Genting Malaysia BHD	226,800	296,655
AMMB Holdings BHD	131,400	291,363
Axiata Group BHD	130,400	283,055
Guinness Anchor BHD	51,700	211,566
Total Malaysia		1,082,639
SINGAPORE: 9.9%
Singapore Telecommunications, Ltd.	125,000	385,957
United Overseas Bank, Ltd.	15,000	270,912
Singapore Technologies Engineering, Ltd.	88,000	268,185
Total Singapore		925,054
AUSTRALIA: 8.5%
Ansell, Ltd.	15,915	297,590
Insurance Australia Group, Ltd.	50,895	280,271
Orica, Ltd.	11,748	215,795
Total Australia		793,656
INDONESIA: 7.7%
PT Bank Rakyat Indonesia Persero	296,000	257,798
PT Indofood Sukses Makmur	407,800	230,473
PT Kalbe Farma	1,645,100	230,356
Total Indonesia		718,627
THAILAND: 5.4%
Kasikornbank Public Co., Ltd.	43,000	270,282
Thai Union Frozen Products Public Co., Ltd.	117,900	236,127
Total Thailand		506,409
SOUTH KOREA: 4.8%
Samsung Electronics Co., Ltd.	343	448,158
Total South Korea		448,158
TAIWAN: 4.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	88,000	372,831
Total Taiwan		372,831
SWITZERLAND: 3.8%
Cie Financiere Richemont SA	3,367	353,292
Total Switzerland		353,292

	Shares	Value
UNITED STATES: 3.7%
Mead Johnson Nutrition Co.	3,768	$351,065
Total United States		351,065
INDIA: 2.9%
Tata Motors, Ltd.	38,338	274,922
Total India		274,922
UNITED KINGDOM: 2.3%
BHP Billiton PLC	6,774	219,049
Total United Kingdom		219,049
TOTAL INVESTMENTS: 94.7%		8,870,434
(Cost $8,361,149b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 5.3%		500,053
NET ASSETS: 100.0%		$9,370,487

a  Non-income producing security.

b  Cost for federal income tax purposes is $8,445,737 and net unrealized appreciation consists of:

Gross unrealized appreciation	$731,251
Gross unrealized depreciation	(306,554)
Net unrealized appreciation	$424,697

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to financial statements.

30 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$21.98	$22.09
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.12%	0.93%

Portfolio Statistics

Total # of Positions	69
Net Assets	$822.7 million
Weighted Average Market Cap	$29.5 billion
Portfolio Turnover	10.77%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Growth Fund

Portfolio Manager Commentary

For the first half of 2014, the Matthews Asia Growth Fund gained 3.83% (Investor Class) and 3.91% (Institutional Class), underperforming its benchmark, the MSCI All Country Asia Pacific Index, which returned 4.59%. For the quarter ending June 30, the Fund gained 6.29% (Investor Class) and 6.36% (Institutional Class), in line with its benchmark, which returned 6.34%.

Market Environment:

During the second quarter, Japan bounced back from its first quarter slump, buoyed by fresh interest from foreign and domestic institutions. The recovery was also partly due to improved economic indicators as well as expectations of increased domestic equity allocation by the Japanese government pension fund, the world's largest pension fund with total assets of approximately 127 trillion yen (US$1.24 trillion). India's market continued to rally on the excitement of a new government led by Prime Minister Narendra Modi. ASEAN markets in general did well with the exception of Indonesia where the market has been nervous about the outcome of the presidential election, soon to be made official.

Performance Contributors and Detractors:

Our stock selection and overweight allocation relative to the Fund's benchmark in India and the Philippines benefited performance during the quarter. Meanwhile, our stock selection and overweight relative to the benchmark in Vietnam and Indonesia were detractors. By sector, our stock selection in financials, health care and consumer staples worked well, while our poor stock selection and relative underweight position in information technology was a drag on performance. Within the information technology sector, many smartphone supply chain component and hardware manufacturers performed well, which we tend to overlook due to the highly cyclical nature of the business.

Our holdings in Japan provided almost 50% of positive return for the quarter. Our long-term holding ORIX, the largest non-bank financial company in Japan, and Sysmex, the global leader in hematology analyzer systems, were the two top contributors to Fund performance for the quarter. Certain other holdings, including Baidu, China's largest Internet search company, demonstrated a strong rebound in performance from the first quarter. These stocks appear to have undergone a brief correction period earlier in the year, but we believe their fundamentals remain solid.

In terms of detractors, Yokogawa Electric, one of the world's largest suppliers of control systems, declined due to a weaker-than-expected business environment in Japan. However, we believe the firm can overcome this setback, and are optimistic about its prospects given that it has been growing its business within Asia. Yokogawa supplies products and services to global as well as regional oil and gas, and chemical firms.

Performance detractors in Southeast Asia included Vietnam Dairy Products, the country's largest dairy firm, and Indofood CBP Sukses Makmur, Indonesia's largest noodle manufacturer. Both underperformed due to weaker company guidance and due to margin erosion from raw material cost increases, respectively. While these firms may encounter some

    (continued)

matthewsasia.com | 800.789.ASIA 31

PERFORMANCE AS OF JUNE 30, 2014

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MPACX)	6.29%	3.83%	11.48%	8.04%	14.02%	10.10%	10.42%	10/31/03
Institutional Class (MIAPX)	6.36%	3.91%	11.76%	8.23%	n.a.	n.a.	7.72%	10/29/10
MSCI AC Asia Pacific Index[3]	6.34%	4.59%	14.64%	5.55%	10.09%	7.40%	7.98%[4]
Lipper Pacific Region Funds Category Average[5]	5.35%	4.55%	12.32%	5.68%	10.17%	7.65%	8.04%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 10/31/03.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Toyota Motor Corp.	Japan	4.8%
ORIX Corp.	Japan	4.6%
Sysmex Corp.	Japan	2.6%
SoftBank Corp.	Japan	2.4%
Mitsubishi UFJ Financial Group, Inc.	Japan	2.4%
Haitian International Holdings, Ltd.	China/Hong Kong	2.3%
Sands China, Ltd.	China/Hong Kong	2.3%
John Keells Holdings PLC	Sri Lanka	2.3%
Kakaku.com, Inc.	Japan	2.3%
Sumitomo Mitsui Financial Group, Inc.	Japan	2.2%
% OF ASSETS IN TOP TEN		28.2%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

32 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

Portfolio Manager Commentary (continued)

short-term challenges, we are confident their capable management teams can successfully guide them.

Notable Portfolio Changes:

During the quarter, we added tobacco firm ITC of India, taking advantage of a sudden stock price plunge which had been prompted by tax hike rumors. ITC is one of Asia's most profitable tobacco companies with good topline growth prospects despite its large market capitalization. The firm had been on our stock watch list, and we are pleased to put this stock to work in the portfolio.

Outlook:

In the absence of major political events that dominated the first half of 2014, we expect investors to again focus on corporate earnings for the remainder of the year. In India, we are keen to observe the ways in which the new Modi-led government may promote much-needed foreign direct investment for manufacturing and various infrastructure projects. We are optimistic about the direction in which India is heading with such an action-oriented leader at the helm. We are less optimistic about the immediate future of Indonesia as neither election result is likely to be a game changer. Thailand poses another concern as the market appears to be somewhat overheated following the military coup.

COUNTRY ALLOCATION (%)7

Japan	47.8
China/Hong Kong	12.6
Indonesia	7.9
India	7.5
Sri Lanka	4.7
Taiwan	3.2
Philippines	3.1
Malaysia	3.0
Australia	2.9
Thailand	2.5
Vietnam	2.0
Singapore	0.7
Cash and Other Assets, Less Liabilities	2.1

SECTOR ALLOCATION (%)

Financials	21.6
Consumer Discretionary	18.9
Consumer Staples	18.3
Industrials	16.7
Health Care	7.6
Information Technology	7.4
Energy	3.0
Telecommunication Services	2.4
Materials	2.0
Cash and Other Assets, Less Liabilities	2.1

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	59.2
Mid Cap ($1B–$5B)	28.7
Small Cap (under $1B)	10.0
Cash and Other Assets, Less Liabilities	2.1

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 33

Matthews Asia Growth Fund  June 30, 2014

Schedule of Investments (unaudited)

COMMON EQUITIES: 97.8%

	Shares	Value
JAPAN: 47.8%
Toyota Motor Corp.	663,300	$39,835,321
ORIX Corp.	2,305,600	38,212,353
Sysmex Corp.	568,600	21,356,527
SoftBank Corp.	262,600	19,552,755
Mitsubishi UFJ Financial Group, Inc.	3,172,500	19,447,436
Kakaku.com, Inc.	1,058,400	18,544,593
Sumitomo Mitsui Financial Group, Inc.	427,600	17,913,572
Daikin Industries, Ltd.	274,000	17,288,466
Seven & I Holdings Co., Ltd.	393,400	16,574,021
Suntory Beverage & Food, Ltd.	418,200	16,409,308
Honda Motor Co., Ltd.	462,400	16,144,404
Glory, Ltd.	480,100	15,639,208
FANUC Corp.	90,300	15,572,193
Mizuho Financial Group, Inc.	7,247,400	14,880,403
Nidec Corp.	218,800	13,425,406
Rinnai Corp.	132,100	12,752,954
Yokogawa Electric Corp.	950,000	12,012,734
Komatsu, Ltd.	501,400	11,641,013
Nitto Denko Corp.	231,200	10,833,684
Unicharm Corp.	152,600	9,093,788
Pigeon Corp.	167,800	8,845,092
Calbee, Inc.	263,500	7,267,351
Bit-isle, Inc.	1,115,700	6,828,232
Tokio Marine Holdings, Inc.	173,900	5,719,706
Mitsui & Co., Ltd.	245,900	3,941,973
Benefit One, Inc.	462,600	3,922,545
Total Japan		393,655,038
CHINA/HONG KONG: 12.6%
Haitian International Holdings, Ltd.	8,247,000	19,259,741
Sands China, Ltd.	2,486,000	18,780,360
Shenzhou International Group Holdings, Ltd.	3,981,000	13,586,067
China Lodging Group, Ltd. ADS[a]	526,600	13,217,660
Baidu, Inc. ADR[a]	61,300	11,451,453
Dairy Farm International Holdings, Ltd.	727,554	7,755,726
Autohome, Inc. ADR[a]	202,400	6,968,632
Tingyi (Cayman Islands) Holding Corp.	1,888,000	5,286,127
Hang Lung Group, Ltd.	742,000	4,016,167
Galaxy Entertainment Group, Ltd.	418,000	3,343,827
Total China/Hong Kong		103,665,760
INDONESIA: 7.9%
PT Astra International	26,794,800	16,443,034
PT Indofood CBP Sukses Makmur	18,435,000	15,550,401
PT Ace Hardware Indonesia	194,172,500	14,413,480
PT Bank Rakyat Indonesia Persero	13,407,000	11,676,700
PT Arwana Citramulia	79,852,000	6,803,081
Total Indonesia		64,886,696
	Shares	Value
INDIA: 7.5%
HDFC Bank, Ltd.	1,007,795	$13,765,965
Emami, Ltd.	1,551,001	13,094,992
ITC, Ltd.	1,858,739	10,045,442
Sun Pharmaceutical Industries, Ltd.	793,374	9,074,763
Castrol India, Ltd.	1,075,755	5,807,592
Multi Commodity Exchange of India, Ltd.	516,163	5,273,196
Lupin, Ltd.	264,368	4,606,715
Total India		61,668,665
SRI LANKA: 4.6%
John Keells Holdings PLC	11,026,735	18,605,632
Sampath Bank PLC	7,050,493	10,830,682
Lanka Orix Leasing Co. PLC[a]	12,121,473	8,538,279
Total Sri Lanka		37,974,593
TAIWAN: 3.2%
St. Shine Optical Co., Ltd.	711,000	17,573,783
Synnex Technology International Corp.	3,133,000	5,277,979
Sinmag Equipment Corp.	661,000	3,719,204
Total Taiwan		26,570,966
PHILIPPINES: 3.1%
Vista Land & Lifescapes, Inc.	107,729,700	15,104,370
Universal Robina Corp.	2,873,600	10,157,995
Total Philippines		25,262,365
MALAYSIA: 3.0%
SapuraKencana Petroleum BHD[a]	7,729,800	10,543,919
7-Eleven Malaysia Holdings BHD[a]	14,263,700	7,418,368
Oldtown BHD	9,908,125	6,788,500
Total Malaysia		24,750,787
AUSTRALIA: 2.9%
Oil Search, Ltd.	1,584,693	14,449,762
CSL, Ltd.	152,216	9,552,070
Total Australia		24,001,832
THAILAND: 2.5%
Major Cineplex Group Public Co., Ltd.	11,921,000	6,942,132
SNC Former Public Co., Ltd.	11,599,900	6,719,400
The Siam Commercial Bank Public Co., Ltd.	1,264,400	6,564,517
Total Thailand		20,226,049
VIETNAM: 2.0%
Vietnam Dairy Products JSC	1,502,987	8,596,550
Kinh Do Corp.	2,863,220	8,054,065
Total Vietnam		16,650,615
SINGAPORE: 0.7%
Keppel Land, Ltd.	2,204,000	5,974,433
Total Singapore		5,974,433
TOTAL COMMON EQUITIES		805,287,799
(Cost $616,583,727)

34 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund  June 30, 2014

Schedule of Investments (unaudited) (continued)

WARRANTS: 0.1%

	Shares	Value
SRI LANKA: 0.1%
John Keells Holdings PLC, expires 11/11/16	490,094	$267,375
John Keells Holdings PLC, expires 11/12/15	490,094	225,257
Total Sri Lanka		492,632
TOTAL WARRANTS		492,632
(Cost $0)
TOTAL INVESTMENTS: 97.9%		805,780,431
(Cost $616,583,727b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.1%		16,872,703
NET ASSETS: 100.0%		$822,653,134

a  Non-income producing security.

b  Cost for federal income tax purposes is $616,583,727 and net unrealized appreciation consists of:

Gross unrealized appreciation	$206,877,374
Gross unrealized depreciation	(17,680,669)
Net unrealized appreciation	$189,196,705

ADR  American Depositary Receipt

ADS  American Depositary Share

BHD  Berhad

JSC  Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 35

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Richard H. Gao	In-Bok Song
Co-Manager	Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$27.61	$27.62
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.09%	0.92%

Portfolio Statistics

Total # of Positions	68
Net Assets	$7.9 billion
Weighted Average Market Cap	$24.4 billion
Portfolio Turnover	7.73%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Pacific Tiger Fund*

Portfolio Manager Commentary

For the first half of 2014, the Matthews Pacific Tiger Fund gained 10.48% (Investor Class) and 10.61% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 6.57%. For the quarter ending June 30, the Fund returned 7.98% (Investor Class) and 8.02% (Institutional Class) while its benchmark returned 7.30%. Following a difficult start to the year, the region posted modest gains in the second quarter led by expectations for better economic growth.

Market Environment:

We believe the macroeconomic picture for Asia has improved somewhat, in contrast to the dire predictions made last summer. The improvement is being led by a recovery in exports, although the pace of recovery varies across Asia. Indian exports seem to have benefited from a depreciation of the Indian rupee while Indonesian exports continue to be lackluster as demand for commodities remains weak. Another factor that has helped to restore a semblance of stability to the region was the muted withdrawal of capital from Asia in the aftermath of the U.S. Federal Reserve's decision to taper bond purchases. Regulators and policymakers were forced to make some difficult and unpopular decisions like reducing wasteful energy subsidies but that may have also provided some confidence to the investment community. Thus far this year, inflows to Asia have been positive and significant in driving equity values across the region. In the short term, this is good news but it may present a risk in the event of sudden and sharp changes to global interest rates.

A key event that influenced Asia's capital markets during the first half of the year was the landslide win of India's Modi-led government. This outcome is being seen as a mandate for rejuvenating growth and better governance.

Performance Contributors and Detractors:

By sector, financials were among the biggest contributor to performance, led by Indian banks. While the portfolio's Indian holdings significantly contributed to both the portfolio's year-to-date and second quarter performance, it is worth noting that the list of top contributors includes companies from across the region. This attests to the importance of deciding portfolio weighting for individual stocks. Amorepacific, a South Korean luxury skincare and cosmetics maker, was the largest contributor to Fund performance for the first half of the year. The firm did well, helped by some early signs that its marketing and distribution-related investments in China have started to bear fruit.

As a group, the portfolio's Chinese holdings posed a significant drag on the Fund's year-to-date performance. In particular, consumer-oriented firms continued to wrestle with slowing growth and rising competitive intensity. China Resources Enterprise, a conglomerate that focuses partly on retailing food processing and distribution, was among the biggest detractors. The company's efforts to increase scale through some strategic acquisitions may depress its near-term profitability and return on capital metrics. We continue to believe that the execution risk stemming from integration of some acquired supermarkets and hypermarkets remains

*  Closed to most new investors as of October 25, 2013.

(continued)

36 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2014

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAPTX)	7.98%	10.48%	16.50%	5.98%	13.86%	13.87%	9.20%	9/12/94
Institutional Class (MIPTX)	8.02%	10.61%	16.75%	6.16%	n.a.	n.a.	6.11%	10/29/10
MSCI AC Asia ex Japan Index[3]	7.30%	6.57%	16.67%	3.42%	11.28%	11.95%	4.33%[4]
Lipper Pacific ex Japan Funds Category Average[5]	5.38%	7.27%	16.29%	3.27%	10.97%	11.07%	3.67%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Amorepacific Corp.	South Korea	4.2%
Tata Power Co., Ltd.	India	3.3%
Delta Electronics, Inc.	Taiwan	3.0%
Ping An Insurance Group Co. of China, Ltd.	China/Hong Kong	2.8%
Naver Corp.	South Korea	2.8%
President Chain Store Corp.	Taiwan	2.7%
Central Pattana Public Co., Ltd.	Thailand	2.6%
Dongbu Insurance Co., Ltd.	South Korea	2.6%
GAIL India, Ltd.	India	2.4%
Samsung Electronics Co., Ltd.	South Korea	2.3%
% OF ASSETS IN TOP TEN		28.7%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 37

COUNTRY ALLOCATION (%)7

China/Hong Kong	26.5
India	20.0
South Korea	18.4
Taiwan	8.7
Indonesia	7.8
Thailand	5.6
Malaysia	4.1
Philippines	2.4
Switzerland	2.1
Singapore	2.0
Vietnam	1.4
Cash and Other Assets, Less Liabilities	1.0

SECTOR ALLOCATION (%)

Financials	26.4
Consumer Staples	20.5
Information Technology	16.5
Consumer Discretionary	10.7
Utilities	8.2
Health Care	6.8
Industrials	4.8
Telecommunication Services	3.1
Materials	1.9
Energy	0.1
Cash and Other Assets, Less Liabilities	1.0

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	75.4
Mid Cap ($1B–$5B)	21.9
Small Cap (under $1B)	1.7
Cash and Other Assets, Less Liabilities	1.0

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (continued)

manageable. However, the firm may still be challenged by the trend of shoppers increasingly turning to online platforms.

Outlook:

Looking ahead, two of the largest economies in Asia—China, and India are at various stages of economic reforms that strive to address the unique challenges facing their respective economies. In India, the new administration faces the difficult task of revitalizing investment growth while maintaining fiscal prudence, and taming inflation. Meanwhile, Chinese authorities are trying to bolster services growth as well as improve the quality of growth. The results from these efforts are likely to manifest only over the medium to long term, but we believe these are steps in the right direction. We continue to look for businesses run by motivated management teams that are best-placed to navigate Asia's changing regulatory and economic environment.

38 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  June 30, 2014

Schedule of Investments (unaudited)

COMMON EQUITIES: 98.8%

	Shares	Value
CHINA/HONG KONG: 26.5%
Ping An Insurance Group Co. of China, Ltd. H Shares	28,166,000	$218,048,101
Hang Lung Group, Ltd.	32,614,000	176,527,315
Dairy Farm International Holdings, Ltd.	15,869,646	169,170,426
Baidu, Inc. ADR[a]	847,500	158,321,475
Dongfeng Motor Group Co., Ltd. H Shares	82,940,000	148,535,198
China Resources Enterprise, Ltd.	51,802,000	143,701,357
Sinopharm Group Co., Ltd. H Shares†	51,848,000	143,494,478
Hengan International Group Co., Ltd.	12,156,500	127,989,575
Lenovo Group, Ltd.	93,092,000	127,079,036
China Mobile, Ltd. ADR	2,511,701	122,093,786
Tingyi (Cayman Islands) Holding Corp.	36,846,000	103,163,475
China Resources Land, Ltd.	50,688,000	92,737,902
Tencent Holdings, Ltd.	5,886,500	89,773,986
Swire Pacific, Ltd. A Shares	5,683,500	69,958,441
China Vanke Co., Ltd. H Shares	39,141,304	69,491,167
Hong Kong Exchanges and Clearing, Ltd.	3,664,500	68,321,667
Digital China Holdings, Ltd.†	61,422,000	55,475,072
Total China/Hong Kong		2,083,882,457
INDIA: 20.0%
Tata Power Co., Ltd.†	145,418,981	260,639,557
GAIL India, Ltd.	24,282,108	186,945,384
Kotak Mahindra Bank, Ltd.	12,150,816	178,499,517
Titan Co., Ltd.	27,457,503	161,175,018
Container Corp. of India, Ltd.	6,836,659	135,158,856
ITC, Ltd.	24,735,000	133,678,805
Housing Development Finance Corp.	7,735,685	127,659,060
Sun Pharmaceutical Industries, Ltd.	9,903,630	113,279,612
HDFC Bank, Ltd.	7,960,920	108,742,104
Thermax, Ltd.	5,110,034	79,779,232
Dabur India, Ltd.	25,308,038	78,896,951
HDFC Bank, Ltd. ADR	119,500	5,594,990
Total India		1,570,049,086
SOUTH KOREA: 18.4%
Amorepacific Corp.	221,257	333,263,163
Naver Corp.	264,015	217,881,523
Dongbu Insurance Co., Ltd.†	3,950,500	203,030,243
Samsung Electronics Co., Ltd.	136,754	178,680,360
Cheil Worldwide, Inc.a,†	6,245,440	140,735,355
Green Cross Corp.†	1,008,655	123,614,568
Hyundai Mobis	299,719	84,127,492
Orion Corp.	87,828	80,467,045
Yuhan Corp.	421,821	75,459,183
MegaStudy Co., Ltd.	134,248	8,014,014
Total South Korea		1,445,272,946
	Shares	Value
TAIWAN: 8.7%
Delta Electronics, Inc.	31,920,000	$232,520,597
President Chain Store Corp.	26,989,608	216,039,799
Synnex Technology International Corp.†	90,977,354	153,264,147
Taiwan Semiconductor Manufacturing Co., Ltd.	19,423,513	82,291,995
Total Taiwan		684,116,538
INDONESIA: 7.8%
PT Astra International	227,099,300	139,362,919
PT Perusahaan Gas Negara Persero	290,552,100	136,636,690
PT Indofood CBP Sukses Makmur	131,813,000	111,187,685
PT Bank Central Asia	115,688,500	107,344,875
PT Telekomunikasi Indonesia Persero	507,302,500	105,482,974
PT Telekomunikasi Indonesia Persero ADR	375,700	15,651,662
Total Indonesia		615,666,805
THAILAND: 5.6%
Central Pattana Public Co., Ltd.	136,957,600	206,776,226
The Siam Cement Public Co., Ltd.	7,008,154	97,602,391
Kasikornbank Public Co., Ltd. NVDR	11,677,700	73,401,658
The Siam Cement Public Co., Ltd. NVDR	3,720,346	51,813,169
PTT Exploration & Production Public Co., Ltd.	1,930,367	9,962,609
Kasikornbank Public Co., Ltd.	385,000	2,419,966
Total Thailand		441,976,019
MALAYSIA: 3.9%
Genting BHD	48,665,500	151,407,146
Public Bank BHD	13,459,086	82,070,664
IHH Healthcare BHD	41,225,500	56,234,098
IHH Healthcare BHD	11,543,000	15,506,075
Top Glove Corp. BHD	2,991,300	4,257,316
Total Malaysia		309,475,299
PHILIPPINES: 2.4%
SM Prime Holdings, Inc.	326,449,271	118,613,641
GT Capital Holdings, Inc.	3,647,540	72,700,110
Total Philippines		191,313,751
SWITZERLAND: 2.1%
DKSH Holding, Ltd.	2,162,059	164,446,188
Total Switzerland		164,446,188
SINGAPORE: 2.0%
Keppel Land, Ltd.	34,212,000	92,739,241
Hyflux, Ltd.†	65,284,280	61,781,579
Total Singapore		154,520,820
VIETNAM: 1.4%
Vietnam Dairy Products JSC	19,622,807	112,235,464
Total Vietnam		112,235,464
TOTAL COMMON EQUITIES		7,772,955,373
(Cost $5,258,792,156)

matthewsasia.com | 800.789.ASIA 39

Matthews Pacific Tiger Fund  June 30, 2014

Schedule of Investments (unaudited) (continued)

WARRANTS: 0.2%

	Shares	Value
MALAYSIA: 0.2%
Genting BHD, expires 12/18/18	12,253,875	$10,952,545
Total Malaysia		10,952,545
TOTAL WARRANTS		10,952,545
(Cost $5,593,674)

RIGHTS: 0.0%

MALAYSIA: 0.0%
Public Bank BHD, expires 7/18/14	1,495,909	2,562,285
Total Malaysia		2,562,285
TOTAL RIGHTS		2,562,285
(Cost $0)
TOTAL INVESTMENTS: 99.0%		7,786,470,203
(Cost $5,264,385,830b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.0%		78,813,856
NET ASSETS: 100.0%		$7,865,284,059

a  Non-income producing security.

b  Cost for federal income tax purposes is $5,265,648,233 and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,639,321,123
Gross unrealized depreciation	(118,499,153)
Net unrealized appreciation	$2,520,821,970

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

40 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida	Robert Harvey, CFA
Lead Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MEASX	MIASX
CUSIP	577125883	577125875
Inception	4/30/13	4/30/13
NAV	$11.12	$11.13
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	2.39%	2.21%
After Fee Waiver and Reimbursement[2]	1.48%	1.25%

Portfolio Statistics

Total # of Positions	82
Net Assets	$71.9 million
Weighted Average Market Cap	$5.2 billion
Portfolio Turnover	1.66%[3]

Benchmark

MSCI Emerging Markets Asia Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. The Fund may also invest in the convertible securities, of any duration or quality of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. Once fully invested and under normal market conditions, the Fund is expected to invest a substantial portion of its net assets in the emerging countries and markets in the Asian region, including, but not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam.

1  Prospectus expense ratios.

2  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2015 to the extent needed to limit Total Annual Fund Operating Expenses to 1.25% by waiving class specific and non-class specific expenses for the Institutional Class and agreed to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than the Institutional Class and class specific expenses may be waived solely for the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.25%. If the expenses fall below the expense limitation in a year within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the expense limitation. The fee waiver and expense reimbursement may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

3  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Emerging Asia Fund

Portfolio Manager Commentary

For the first half of 2014, the Matthews Emerging Asia Fund rose 11.98% (Investor Class) and 12.20% (Institutional Class) while its benchmark, the MSCI Emerging Markets Asia Index, increased 7.02%. For the quarter ending June 30, the Fund returned 5.30% (Investor Class) and 5.40% (Institutional Class) while its benchmark increased 7.27%.

It bears reiterating that we remain benchmark agnostic and expect the Fund's allocations and returns to differ from the benchmark. Note that for the six month-period ending June 30, the benchmark had a combined average weighting in South Korea and Taiwan of about 44%, versus nearly 2.5% for our portfolio. Furthermore, the benchmark holds no allocation to Asia's frontier markets while the Fund had a combined average weighting of nearly 41% in Bangladesh, Vietnam, Cambodia, Pakistan and Sri Lanka by the end of the second quarter. We also held one Australian-listed Papua New Guinean energy firm and another Singapore-listed conglomerate from Myanmar.

Market Environment:

During the quarter, Narendra Modi claimed a historic victory in India's presidential elections. With a solid track record as chief minister in his home state of Gujarat, Modi bolstered market sentiment as investors have been optimistic that he can deliver much-needed reforms across India. These expectations drove the MSCI India Index up 13% during the second quarter, and led India to be the best-performing market in the region as well as the top contributor to Fund performance. Election expectations have also impacted Indonesia's capital markets with price gyrations driven by changing local opinion polls. While politics tends to be a significant factor affecting Asia's smaller equity markets, the impact during the quarter was most pronounced.

Performance Contributors and Detractors:

After a strong first quarter, our Fund experienced a more mixed second quarter, and our large exposure in India helped to counterbalance weakness in China/Hong Kong and Cambodia that resulted from poor performance among our casino holdings. During the second quarter, GRUH Finance and Shriram City Union Finance were among our two top contributors to performance as the Indian market rose sharply. In terms of both absolute and relative performance, Vinh Hoan, a Vietnam-listed agribusiness rose 48% in the quarter as analysts forecast stronger-than-expected earnings growth for the group over the next few years. This growth should be driven by rising production capacity, improving export margins and the commissioning of a new collagen plant.

The consumer discretionary sector was our weakest during the quarter, with particularly poor performance from Electronic City in Indonesia. This weakness was driven by disappointing margins in the first quarter as the strain of new store openings weighed on profitability. As new stores mature, we expect to see margins begin to normalize in the future. Our casino holdings also suffered a tough quarter and were detractors to performance. Specifically, Cambodia's NagaCorp and Macau's Melco Crown Entertainment declined as sentiment toward casinos soured. However, we continue to hold these names as we believe tourism and gaming revenue

(continued)

matthewsasia.com | 800.789.ASIA 41

PERFORMANCE AS OF JUNE 30, 2014

				Average Annual Total Returns
	3 Months	YTD	1 Year	Since Inception	Inception Date
Investor Class (MEASX)	5.30%	11.98%	17.90%	9.61%	4/30/13
Institutional Class (MIASX)	5.40%	12.20%	18.20%	9.84%	4/30/13
MSCI Emerging Markets Asia Index[4]	7.27%	7.02%	17.01%	7.91%
Lipper Emerging Markets Funds Category Average[5]	6.51%	5.74%	14.13%	3.89%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Sampath Bank PLC	Sri Lanka	3.5%
Melco Crown Entertainment, Ltd.	China/Hong Kong	3.3%
British American Tobacco Bangladesh Co., Ltd.	Bangladesh	3.0%
Square Pharmaceuticals, Ltd.	Bangladesh	2.9%
National Development Bank PLC	Sri Lanka	2.7%
Shenzhou International Group Holdings, Ltd.	China/Hong Kong	2.6%
NagaCorp, Ltd.	Cambodia	2.3%
Vinh Hoan Corp.	Vietnam	2.2%
GRUH Finance, Ltd.	India	2.2%
PT Bank Mandiri Persero	Indonesia	2.0%
% OF ASSETS IN TOP TEN		26.7%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

42 MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

Portfolio Manager Commentary (continued)

in Macau and the region will continue to grow, driven by rising tourist numbers and greater spending power in line with rising wealth.

Notable Portfolio Changes:

During the quarter, we materially increased our weighting in Pakistan, adding to existing names while also introducing a number of new positions. Although there are many challenges facing the country, we believe the combination of the government's pro-business stance and its efforts to reform the economy could deliver solid rewards to patient investors.

Additionally, after an on-site visit and management meeting, we sold our entire position in Sri Lankan-based Odel, a local department store chain. The company had been hampered both by increased competition and slower-than-expected store expansions.

Outlook:

Looking forward, we expect solid performance from India but valuations are now pricing in a fair amount of good news as the market digests the election results. ASEAN markets are also looking a little pricey on the whole, especially Thailand, where we see potential for disappointing news on both the macroeconomic and corporate earnings fronts. Indonesia stands out with interesting potential; however, we will continue to watch political developments closely to better understand the possible impact on our companies. We remain optimistic about the growth opportunities in Emerging Asia, and will continue to build the portfolio with a bottom-up approach, one name at a time.

COUNTRY ALLOCATION (%)7

India	15.3
China/Hong Kong	12.4
Sri Lanka	11.5
Bangladesh	11.5
Vietnam	9.7
Pakistan	9.6
Indonesia	6.6
Philippines	6.2
Thailand	2.7
Cambodia	2.3
Singapore	2.3
Malaysia	2.0
Taiwan	1.9
Australia	1.8
Cash and Other Assets, Less Liabilities	4.2

SECTOR ALLOCATION (%)

Consumer Staples	26.6
Financials	18.6
Consumer Discretionary	15.5
Health Care	11.4
Industrials	7.9
Energy	5.0
Materials	4.8
Information Technology	3.9
Telecommunication Services	1.6
Utilities	0.5
Cash and Other Assets, Less Liabilities	4.2

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	17.0
Mid Cap ($1B–$5B)	40.3
Small Cap (under $1B)	38.5
Cash and Other Assets, Less Liabilities	4.2

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 43

Matthews Emerging Asia Fund  June 30, 2014

Schedule of Investments (unaudited)

COMMON EQUITIES: 95.8%

	Shares	Value
INDIA: 15.3%
GRUH Finance, Ltd.	464,286	$1,551,222
Info Edge India, Ltd.	124,174	1,391,422
Supreme Industries, Ltd.	124,036	1,077,646
Emami, Ltd.	126,978	1,072,067
VST Industries, Ltd.	35,655	1,065,826
Shriram City Union Finance, Ltd.	41,454	1,010,693
Shriram Transport Finance Co., Ltd.	63,223	951,367
Lupin, Ltd.	54,293	946,077
Praj Industries, Ltd.	494,063	594,732
Cipla India, Ltd.	60,053	437,330
Multi Commodity Exchange of India, Ltd.	32,155	328,500
Castrol India, Ltd.	57,613	311,031
Jubilant Foodworks, Ltd.[a]	11,592	252,077
Total India		10,989,990
CHINA/HONG KONG: 12.4%
Shenzhou International Group Holdings, Ltd.	544,000	1,856,524
Melco Crown Entertainment, Ltd. ADR	34,500	1,231,995
CSPC Pharmaceutical Group, Ltd.	1,438,000	1,148,485
Melco Crown Entertainment, Ltd.	93,900	1,138,857
Haitian International Holdings, Ltd.	477,000	1,113,968
Tencent Holdings, Ltd.	59,500	907,424
Sina Corp.[a]	10,900	542,493
CIMC Enric Holdings, Ltd.	400,000	526,424
Sun Art Retail Group, Ltd.	371,000	424,594
Total China/Hong Kong		8,890,764
SRI LANKA: 11.5%
Sampath Bank PLC	1,637,240	2,515,062
National Development Bank PLC	1,258,147	1,970,365
John Keells Holdings PLC	556,003	938,155
Aitken Spence Hotel Holdings PLC	1,536,994	903,386
Cargills Ceylon PLC	400,705	458,739
Ceylon Tobacco Co. PLC	53,120	433,642
Lanka Orix Leasing Co. PLC[a]	573,466	403,945
Ceylinco Insurance Co. PLC	34,935	361,882
Chevron Lubricants Lanka PLC	136,883	309,845
Total Sri Lanka		8,295,021
BANGLADESH: 11.5%
British American Tobacco Bangladesh Co., Ltd.	72,950	2,179,193
Square Pharmaceuticals, Ltd.	577,940	2,101,735
GrameenPhone, Ltd.	297,400	1,150,892
Marico Bangladesh, Ltd.	76,850	1,024,997
Olympic Industries, Ltd.	156,500	449,131
Bata Shoe Co. Bangladesh, Ltd.	34,500	432,539
Berger Paints Bangladesh, Ltd.	25,150	365,388
Apex Footwear, Ltd.	74,800	326,768
Islami Bank Bangladesh, Ltd.	804,650	262,341
Total Bangladesh		8,292,984
	Shares	Value
VIETNAM: 9.7%
Vinh Hoan Corp.	826,767	$1,596,943
National Seed JSC	313,125	1,152,382
Kinh Do Corp.	327,370	920,872
Masan Group Corp.[a]	189,420	803,681
Saigon Securities, Inc.	554,160	672,890
DHG Pharmaceutical JSC	116,320	534,427
Tien Phong Plastic JSC	178,750	439,961
Phu Nhuan Jewelry JSC	270,750	380,802
Phuoc Hoa Rubber JSC	187,910	239,623
Dinh Vu Port Investment & Development JSC	107,200	201,031
Total Vietnam		6,942,612
PAKISTAN: 9.6%
GlaxoSmithKline Pakistan, Ltd.	794,640	1,337,057
National Foods, Ltd.	149,900	1,217,475
ICI Pakistan, Ltd.	279,700	1,106,441
Pakistan Petroleum, Ltd.	485,900	1,104,705
Engro Foods, Ltd.[a]	982,500	1,020,884
Abbott Laboratories Pakistan, Ltd.	123,500	716,306
K-Electric, Ltd.[a]	4,546,500	391,181
Total Pakistan		6,894,049
INDONESIA: 6.6%
PT Bank Mandiri Persero	1,721,500	1,412,196
PT Matahari Department Store	1,140,000	1,327,035
PT Gudang Garam	242,000	1,092,113
PT Electronic City Indonesia	3,269,400	471,588
PT Indofood CBP Sukses Makmur	496,000	418,389
Total Indonesia		4,721,321
PHILIPPINES: 6.2%
Vista Land & Lifescapes, Inc.	9,771,200	1,369,983
RFM Corp.	6,968,400	965,838
Puregold Price Club, Inc.	808,100	803,472
Universal Robina Corp.	205,040	724,803
GT Capital Holdings, Inc.	30,110	600,131
Total Philippines		4,464,227
THAILAND: 2.7%
The Siam Cement Public Co., Ltd.	43,400	604,431
Major Cineplex Group Public Co., Ltd.	981,500	571,571
SNC Former Public Co., Ltd.	809,700	469,030
Beauty Community Public Co., Ltd.	456,000	320,345
Total Thailand		1,965,377
CAMBODIA: 2.3%
NagaCorp, Ltd.	1,906,000	1,679,653
Total Cambodia		1,679,653
SINGAPORE: 2.3%
Yoma Strategic Holdings, Ltd.	1,700,000	974,818
Petra Foods, Ltd.	218,000	681,851
Total Singapore		1,656,669

44 MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund  June 30, 2014

Schedule of Investments (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MALAYSIA: 2.0%
SapuraKencana Petroleum BHD[a]	617,900	$842,853
Oldtown BHD	885,625	606,782
Total Malaysia		1,449,635
TAIWAN: 1.9%
Ginko International Co., Ltd.	35,000	606,035
King Slide Works Co., Ltd.	28,000	400,429
ScinoPharm Taiwan, Ltd.	140,400	347,967
Total Taiwan		1,354,431
AUSTRALIA: 1.8%
Oil Search, Ltd.	144,701	1,319,432
Total Australia		1,319,432
TOTAL COMMON EQUITIES		68,916,165
(Cost $61,678,921)

WARRANTS: 0.0%

SRI LANKA: 0.0%
John Keells Holdings PLC, expires 11/11/16	24,712	13,482
John Keells Holdings PLC, expires 11/12/15	24,712	11,358
Total Sri Lanka		24,840
TOTAL WARRANTS		24,840
(Cost $0)
TOTAL INVESTMENTS: 95.8%		68,941,005
(Cost $61,678,921b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.2%		2,986,319
NET ASSETS: 100.0%		$71,927,324

a  Non-income producing security.

b  Cost for federal income tax purposes is $61,678,921 and net unrealized appreciation consists of:

Gross unrealized appreciation	$9,859,989
Gross unrealized depreciation	(2,597,905)
Net unrealized appreciation	$7,262,084

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 45

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA	Winnie Chwang
Co-Manager	Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$21.66	$21.66
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.08%	0.91%

Portfolio Statistics

Total # of Positions	57
Net Assets	$1.1 billion
Weighted Average Market Cap	$27.6 billion
Portfolio Turnover	6.29%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Fund

Portfolio Manager Commentary

For the first half of 2014, the Matthews China Fund declined –5.17% (Investor Class) and –5.04% (Institutional Class), underperforming its benchmark, the MSCI China Index, which declined –0.50%. For the quarter ending June 30, the Fund gained 3.64% (Investor Class) and 3.69% (Institutional Class) while its benchmark gained 5.70%. Most of this underperformance was due to the information technology and energy sectors.

Market Environment:

Following a sharp decline earlier in the year, Chinese equities experienced volatile trading during the second quarter. In April, stocks came under pressure amid weak macroeconomic data. Investor sentiment later recovered following stimulus measures that the government rolled out in targeted areas. The central bank also cut its reserve ratio requirements for select banks. Most notably, the government announced a new program that links the Hong Kong and Shanghai Stock Exchanges, and paves the way for easier trading access between the two equity markets.

While it has been a challenging first half of the year, we have seen positive developments in China's domestic consumption. Strong growth momentum resumed among auto sales in China, spurred by the launch of some new vehicle models. There were also indicators that retailers, particularly apparel firms, have experienced some recovery in sales. Macau's gaming companies improved from the slowdown of the first quarter and while we still await further signs of a broad-based recovery, overall valuations in the consumer discretionary space have declined to more attractive levels.

Performance Contributors and Detractors:

During the quarter, a sharp increase in global oil prices significantly boosted share prices for energy-related firms. Our somewhat limited exposure in the energy sector impacted relative performance during the period.

Information technology is an area where we have put a lot of emphasis. Compared to the benchmark's IT exposure, which is mostly concentrated on one individual company, Tencent Holdings, the Fund's IT exposure is more diversified, and more toward smaller companies. So far this year, our holdings in this area did not work well and the overall IT sector performance was dragged down especially by two small-cap companies—Sina and Digital China Holdings. Sina, one of China's most popular web portals, came under selling pressure due to market concerns that its Twitter-like online communications services Weibo, may be losing its growth momentum to a main competitor. However, we continue to hold Sina as we believe the target market for its competitor is different from Weibo and we also believe Sina's current valuation does not reflect its other attractive underlying assets.

Digital China is a major distributor of foreign IT products in China and also provides system integration and IT services. The company has been losing revenue in its IT products distribution business among a weak economy and changing operating environment. However, we continue to hold Digital China as we believe the company is selling at a deep discount to the market value of its listed subsidiaries in the IT services sector,

(continued)

46 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2014

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MCHFX)	3.64%	-5.17%	11.74%	-2.70%	6.42%	12.26%	10.06%	2/19/98
Institutional Class (MICFX)	3.69%	-5.04%	11.93%	-2.51%	n.a.	n.a.	-2.52%	10/29/10
MSCI China Index[3]	5.70%	-0.50%	15.94%	0.99%	5.22%	13.75%	3.54%[4]
Lipper China Region Funds Category Average[5]	3.75%	-0.89%	16.30%	1.44%	7.89%	11.20%	8.34%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Tencent Holdings, Ltd.	Information Technology	3.8%
Mindray Medical International, Ltd.	Health Care	2.8%
Lenovo Group, Ltd.	Information Technology	2.7%
Sands China, Ltd.	Consumer Discretionary	2.6%
China Mengniu Dairy Co., Ltd.	Consumer Staples	2.6%
China Longyuan Power Group Corp.	Utilities	2.5%
China Vanke Co., Ltd.	Financials	2.4%
Cafe' de Coral Holdings, Ltd.	Consumer Discretionary	2.4%
China Mobile, Ltd.	Telecommunication Services	2.4%
Yuexiu Transport Infrastructure, Ltd.	Industrials	2.4%
% OF ASSETS IN TOP TEN		26.6%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 47

SECTOR ALLOCATION (%)

Financials	18.5
Information Technology	18.1
Consumer Discretionary	18.0
Industrials	11.4
Consumer Staples	9.6
Health Care	7.6
Utilities	6.0
Energy	5.4
Telecommunication Services	4.3
Cash and Other Assets, Less Liabilities	1.1

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	69.7
Mid Cap ($1B–$5B)	23.1
Small Cap (under $1B)	6.1
Cash and Other Assets, Less Liabilities	1.1

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund

Portfolio Manager Commentary (continued)

which is still growing nicely. During the quarter, Tencent performed well on the back of strong growth in China's e-commerce industry. While the Fund also holds Tencent, our relative underweight was a detractor.

Notable Portfolio Changes:

During the second quarter, we continued to consolidate our holdings in the consumer sector. We also increased our weighting in areas involving industrial automation as we believe that businesses in this sector will benefit from China's ongoing wage inflation.

Outlook:

Looking ahead, we expect that the Chinese government is likely to continue its minimal-stimulus policy implementation to keep its targeted GDP growth level of 7.5%. Compared to the first half, we are more positive on the outlook for the second half as government stimulus policies are taking effect and corporate earnings seem to be gradually recovering. Potential risk may still come from the property and banking sectors. Property prices in some Chinese cities started to decline along with transaction volumes, and we expect that some relaxation of restrictions on property purchasing may happen in the second half.

48 MATTHEWS ASIA FUNDS

Matthews China Fund  June 30, 2014

Schedule of Investments (unaudited)

COMMON EQUITIES: 98.9%

	Shares	Value
FINANCIALS: 18.5%
Real Estate Management & Development: 7.6%
China Vanke Co., Ltd. H Shares	15,281,668	$27,130,955
Hang Lung Group, Ltd.	4,197,000	22,716,782
China Resources Land, Ltd.	10,736,000	19,642,403
Swire Pacific, Ltd. A Shares	1,398,000	17,208,041
		86,698,181
Banks: 5.0%
China Merchants Bank Co., Ltd. H Shares	10,732,143	21,158,540
China Construction Bank Corp. H Shares	25,203,660	19,056,235
BOC Hong Kong Holdings, Ltd.	5,708,500	16,535,382
		56,750,157
Insurance: 4.1%
Ping An Insurance Group Co. of China, Ltd. H Shares	3,242,500	25,101,930
China Life Insurance Co., Ltd. H Shares	5,582,000	14,620,484
China Life Insurance Co., Ltd. ADR	162,400	6,367,704
		46,090,118
Diversified Financial Services: 1.8%
Hong Kong Exchanges and Clearing, Ltd.	1,124,000	20,956,080
Total Financials		210,494,536
INFORMATION TECHNOLOGY: 18.1%
Internet Software & Services: 8.6%
Tencent Holdings, Ltd.	2,838,500	43,289,469
NetEase, Inc. ADR	264,200	20,702,712
Baidu, Inc. ADR[a]	90,800	16,962,348
Sina Corp.[a]	337,400	16,792,398
		97,746,927
Electronic Equipment, Instruments & Components: 2.8%
Digital China Holdings, Ltd.	19,238,000	17,375,361
Hollysys Automation Technologies, Ltd.[a]	590,900	14,471,141
		31,846,502
Technology Hardware, Storage & Peripherals: 2.7%
Lenovo Group, Ltd.	22,602,000	30,853,783
Software: 2.2%
Kingdee International Software Group Co., Ltd.[a]	74,838,800	24,526,547
Communications Equipment: 1.8%
ZTE Corp. H Shares	10,075,704	19,864,363
Total Information Technology		204,838,122
	Shares	Value
CONSUMER DISCRETIONARY: 18.0%
Hotels, Restaurants & Leisure: 8.1%
Sands China, Ltd.	3,876,800	$29,287,087
Cafe' de Coral Holdings, Ltd.	8,002,100	26,999,241
Home Inns & Hotels Management, Inc. ADR[a]	774,746	26,519,555
Shangri-La Asia, Ltd.	5,953,400	9,325,232
		92,131,115
Automobiles: 1.9%
Dongfeng Motor Group Co., Ltd. H Shares	11,812,000	21,153,819
Textiles, Apparel & Luxury Goods: 1.8%
Li Ning Co., Ltd.[a]	25,160,000	20,126,961
Specialty Retail: 1.7%
Belle International Holdings, Ltd.	17,281,000	19,175,346
Media: 1.6%
Television Broadcasts, Ltd.	2,817,500	18,303,716
Multiline Retail: 1.4%
Golden Eagle Retail Group, Ltd.	13,532,000	16,429,619
Diversified Consumer Services: 1.3%
New Oriental Education & Technology Group, Inc. ADR	539,700	14,339,829
Internet & Catalog Retail: 0.2%
Jumei International Holding, Ltd. ADR[a]	98,800	2,687,360
Total Consumer Discretionary		204,347,765
INDUSTRIALS: 11.4%
Transportation Infrastructure: 4.2%
Yuexiu Transport Infrastructure, Ltd.	46,799,000	26,689,149
China Merchants Holdings International Co., Ltd.	6,626,581	20,690,966
		47,380,115
Machinery: 3.1%
CSR Corp., Ltd. H Shares	28,187,000	21,202,804
Airtac International Group	1,357,000	14,611,679
		35,814,483
Construction & Engineering: 1.4%
China State Construction International Holdings, Ltd.	8,966,000	15,733,072
Industrial Conglomerates: 1.4%
NWS Holdings, Ltd.	8,369,914	15,529,439
Airlines: 1.3%
Air China, Ltd. H Shares	25,033,900	14,664,263
Total Industrials		129,121,372

matthewsasia.com | 800.789.ASIA 49

Matthews China Fund  June 30, 2014

Schedule of Investments (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
CONSUMER STAPLES: 9.6%
Food Products: 4.7%
China Mengniu Dairy Co., Ltd.	6,305,000	$29,164,204
Tingyi (Cayman Islands) Holding Corp.	8,549,000	23,935,965
		53,100,169
Personal Products: 1.7%
Hengan International Group Co., Ltd.	1,829,000	19,256,606
Food & Staples Retailing: 1.6%
Sun Art Retail Group, Ltd.	11,367,000	13,009,043
China Resources Enterprise, Ltd.	2,090,000	5,797,765
		18,806,808
Beverages: 1.6%
Tsingtao Brewery Co., Ltd. H Shares	2,315,000	18,100,872
Total Consumer Staples		109,264,455
HEALTH CARE: 7.6%
Health Care Equipment & Supplies: 3.8%
Mindray Medical International, Ltd. ADR	998,168	31,442,292
Ginko International Co., Ltd.	649,000	11,237,625
		42,679,917
Health Care Providers & Services: 2.3%
Sinopharm Group Co., Ltd. H Shares	9,405,600	26,030,930
Pharmaceuticals: 1.5%
Sino Biopharmaceutical, Ltd.	21,100,000	17,096,924
Total Health Care		85,807,771
UTILITIES: 6.0%
Independent Power and Renewable Electricity Producers: 2.5%
China Longyuan Power Group Corp. H Shares	26,451,000	28,702,120
Electric Utilities: 2.1%
Cheung Kong Infrastructure Holdings, Ltd.	3,458,500	23,851,263
Gas Utilities: 1.4%
Hong Kong & China Gas Co., Ltd.	7,098,643	15,533,777
Total Utilities		68,087,160
ENERGY: 5.4%
Oil, Gas & Consumable Fuels: 3.7%
Kunlun Energy Co., Ltd.	14,032,000	23,138,026
CNOOC, Ltd.	10,657,000	19,140,359
		42,278,385
Energy Equipment & Services: 1.7%
China Oilfield Services, Ltd. H Shares	7,768,000	18,682,329
Total Energy		60,960,714
	Shares	Value
TELECOMMUNICATION SERVICES: 4.3%
Wireless Telecommunication Services: 2.4%
China Mobile, Ltd. ADR	302,700	$14,714,247
China Mobile, Ltd.	1,265,583	12,279,604
		26,993,851
Diversified Telecommunication Services: 1.9%
China Communications Services Corp., Ltd. H Shares	44,948,800	21,864,288
Total Telecommunication Services		48,858,139
TOTAL INVESTMENTS: 98.9%		1,121,780,034
(Cost $931,386,402b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.1%		12,480,611
NET ASSETS: 100.0%		$1,134,260,645

a  Non-income producing security.

b  Cost for federal income tax purposes is $932,045,257 and net unrealized appreciation consists of:

Gross unrealized appreciation	$240,116,468
Gross unrealized depreciation	(50,381,691)
Net unrealized appreciation	$189,734,777

ADR  American Depositary Receipt

See accompanying notes to financial statements.

50 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sunil Asnani

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$22.13	$22.16
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.13%	0.95%

Portfolio Statistics

Total # of Positions	38
Net Assets	$643.7 million
Weighted Average Market Cap	$7.6 billion
Portfolio Turnover	8.70%[2]

Benchmark

S&P Bombay Stock Exchange 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews India Fund

Portfolio Manager Commentary

For the first half of 2014, the Matthews India Fund gained 35.93% (Investor Class) and 35.87% (Institutional Class), outperforming its benchmark, the S&P Bombay Stock Exchange 100 Index, which gained 27.09%. For the quarter ending June 30, the Fund returned 18.66% (Investor Class) and 18.69% (Institutional Class) compared to its benchmark, which returned 15.71%.

Market Environment:

During the second quarter of 2014, the market rallied amid positive sentiment surrounding the federal election victory of India's new pro-reform party. The market segments that outperformed were naturally the ones more likely to benefit from policy improvements as Prime Minister Narendra Modi's leadership is being seen as a mandate for rejuvenating growth and better governance. Segments that did well were those that had suffered disproportionately last year, including public sector banks and oil companies, as well as metal and commodity companies, and generally, small- and mid-sized firms.

Performance Contributors and Detractors:

During the quarter, our higher allocation to small- and mid-capitalization companies—in which we have historically found many entrepreneurial businesses available at reasonable valuations—helped portfolio performance. These stocks have generally traded at a discount to larger companies—and justifiably so, given the relatively stronger fundamentals of large-cap companies. But the gap had widened in recent years, leading us to increase our holdings in the small- and mid-cap space. The portfolio has also been overweight industrials for many years, in anticipation of an investment cycle turnaround. Fundamentally, while there are only marginal signals of a market-bottom or of tangible reforms, sentiment has clearly turned positive since the May elections.

In terms of detractors, the Fund has generally been underweight in public sector entities, as well as metal and commodity companies because we have felt these businesses are quite prone to unpredictable macroeconomic risks and management teams are less in charge of their own destiny. While this approach has helped us in previous years, it worked against us for the first half of 2014.

Notable Portfolio Changes:

Previously, we had a more concentrated portfolio, given many macroeconomic/political uncertainties. However, with greater political clarity overall, during the quarter, we initiated a few new positions across the market-cap spectrum, and across industries, such as pharmaceuticals, technology, financial services and consumer discretionary. We remain true to our philosophy of selecting companies that we believe are likely to chart their own course over the longer term. We did not exit any positions during the last quarter.

(continued)

matthewsasia.com | 800.789.ASIA 51

PERFORMANCE AS OF JUNE 30, 2014

			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MINDX)	18.66%	35.93%	41.84%	3.90%	13.68%	12.00%	10/31/05
Institutional Class (MIDNX)	18.69%	35.87%	42.02%	4.05%	n.a.	1.42%	10/29/10
S&P Bombay Stock Exchange 100 Index[3]	15.71%	27.09%	34.59%	1.93%	8.66%	12.20%[4]
Lipper India Region Funds Category Average[5]	18.26%	29.63%	36.02%	-0.09%	7.92%	8.53%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 10/31/05.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Kotak Mahindra Bank, Ltd.	Financials	4.7%
Emami, Ltd.	Consumer Staples	4.7%
AIA Engineering, Ltd.	Industrials	4.6%
Shriram City Union Finance, Ltd.	Financials	4.5%
Gujarat Pipavav Port, Ltd.	Industrials	4.3%
Mindtree, Ltd.	Information Technology	4.3%
ITC, Ltd.	Consumer Staples	4.2%
HDFC Bank, Ltd.	Financials	4.1%
Thermax, Ltd.	Industrials	3.7%
Container Corp. of India, Ltd.	Industrials	3.7%
% OF ASSETS IN TOP TEN		42.8%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

52 MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary (continued)

Outlook:

At the federal level, India's new government appears to be pro-reform as is evident by bold, initial moves—such as increasing long-overdue passenger railway fares and seeking foreign direct investment into its antiquated railway network. That said, more complex policy reforms, such as those to address inflation and an overly complex tax administration may take more time than expected, causing some disappointment over the short term. Recent policy moves suggest that the government is attempting to enact measured reforms while also retaining many of the subsidies and government programs of the previous regime. Nevertheless, the Indian rupee has stabilized on the back of concerted efforts by the government and the central bank, and is supported by a recovery in exports. The contraction in industrial production appears to have ceased and growth has resumed. We believe this means industrial production has probably bottomed out and is, in fact, more stable. Inflation risks, however, remain unabated amid supply concerns due to this year's drought. Earnings results also do not yet suggest a meaningful recovery. All of that said, we continue to find good opportunities based on our bottom-up stock selection process.

SECTOR ALLOCATION (%)

Financials	26.6
Industrials	18.1
Consumer Staples	16.7
Materials	11.1
Consumer Discretionary	10.5
Information Technology	7.2
Health Care	6.4
Utilities	2.5
Cash and Other Assets, Less Liabilities	0.9

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	34.4
Mid Cap ($1B–$5B)	43.2
Small Cap (under $1B)	21.5
Cash and Other Assets, Less Liabilities	0.9

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 53

Matthews India Fund  June 30, 2014

Schedule of Investments (unaudited)

COMMON EQUITIES: 99.1%

	Shares	Value
FINANCIALS: 26.6%
Banks: 10.8%
Kotak Mahindra Bank, Ltd.	2,080,000	$30,555,890
HDFC Bank, Ltd.	1,840,165	25,135,715
IndusInd Bank,Ltd.	1,280,000	12,166,863
HDFC Bank, Ltd. ADR	30,922	1,447,768
		69,306,236
Consumer Finance: 4.5%
Shriram City Union Finance, Ltd.	1,176,307	28,679,634
Thrifts & Mortgage Finance: 3.4%
Housing Development Finance Corp.	1,342,000	22,146,514
Diversified Financial Services: 3.1%
IDFC, Ltd.	7,311,855	16,424,168
CRISIL, Ltd.	65,439	1,949,406
Multi Commodity Exchange of India, Ltd.	159,509	1,629,567
		20,003,141
Insurance: 2.6%
MAX India, Ltd.	3,442,826	16,500,035
Real Estate Management & Development: 2.2%
Ascendas India Trust	21,416,000	14,341,455
Total Financials		170,977,015
INDUSTRIALS: 18.1%
Machinery: 10.1%
AIA Engineering, Ltd.	2,306,467	29,773,730
Thermax, Ltd.	1,528,128	23,857,547
Ashok Leyland, Ltd.	18,856,152	11,443,171
		65,074,448
Transportation Infrastructure: 4.3%
Gujarat Pipavav Port, Ltd.[a]	14,315,000	27,858,854
Road & Rail: 3.7%
Container Corp. of India, Ltd.	1,196,324	23,650,994
Total Industrials		116,584,296
CONSUMER STAPLES: 16.7%
Personal Products: 10.3%
Emami, Ltd.	3,549,801	29,970,720
Bajaj Corp., Ltd.	5,478,615	21,356,078
Dabur India, Ltd.	4,789,430	14,930,886
		66,257,684
Tobacco: 4.2%
ITC, Ltd.	5,035,000	27,211,352
Food Products: 2.2%
Zydus Wellness, Ltd.	1,465,785	14,303,254
Total Consumer Staples		107,772,290
MATERIALS: 11.1%
Chemicals: 6.5%
Supreme Industries, Ltd.	1,895,000	16,464,083
Asian Paints, Ltd.	1,388,000	13,708,072
Castrol India, Ltd.	2,139,063	11,547,988
		41,720,143
Metals & Mining: 3.0%
NMDC, Ltd.	6,440,923	19,543,910
Construction Materials: 1.6%
Grasim Industries, Ltd.	183,459	10,463,980
Total Materials		71,728,033
	Shares	Value
CONSUMER DISCRETIONARY: 10.5%
Textiles, Apparel & Luxury Goods: 3.9%
Titan Co., Ltd.	3,523,820	$20,684,756
Vaibhav Global, Ltd.[a]	304,096	4,031,440
Kewal Kiran Clothing, Ltd.	115	3,194
		24,719,390
Household Durables: 2.9%
Symphony, Ltd.	1,126,560	18,638,017
Media: 2.1%
Jagran Prakashan, Ltd.	6,350,124	13,725,432
Auto Components: 1.6%
Exide Industries, Ltd.	4,263,554	10,278,749
Total Consumer Discretionary		67,361,588
INFORMATION TECHNOLOGY: 7.2%
IT Services: 4.4%
Mindtree, Ltd.	1,878,708	27,503,573
CMC, Ltd.	16,249	528,359
		28,031,932
Internet Software & Services: 2.8%
Info Edge India, Ltd.	1,602,978	17,962,042
Total Information Technology		45,993,974
HEALTH CARE: 6.4%
Pharmaceuticals: 6.4%
Ajanta Pharma, Ltd.	805,557	21,994,271
Sun Pharmaceutical Industries, Ltd.	1,681,559	19,233,993
Total Health Care		41,228,264
UTILITIES: 2.5%
Gas Utilities: 2.5%
GAIL India, Ltd.	2,084,751	16,050,278
Total Utilities		16,050,278
TOTAL INVESTMENTS: 99.1%		637,695,738
(Cost $485,541,222b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		5,975,745
NET ASSETS: 100.0%		$643,671,483

a  Non-income producing security.

b  Cost for federal income tax purposes is $485,603,321 and net unrealized appreciation consists of:

Gross unrealized appreciation	$182,117,659
Gross unrealized depreciation	(30,025,242)
Net unrealized appreciation	$152,092,417

ADR  American Depositary Receipt

See accompanying notes to financial statements.

54 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$16.68	$16.69
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.10%	0.96%

Portfolio Statistics

Total # of Positions	62
Net Assets	$465.4 million
Weighted Average Market Cap	$26.6 billion
Portfolio Turnover	22.72%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Japan Fund

Portfolio Manager Commentary

For the first half of 2014, the Matthews Japan Fund gained 2.96% (Investor Class) and 3.02% (Institutional Class), outperforming its benchmark, the MSCI Japan Index, which returned 0.85%. For the quarter ending June 30, the Fund returned 5.30% (Investor Class) and 5.37% (Institutional Class), underperforming the benchmark, which returned 6.69%.

Market Environment:

Japan's equity market rebounded during the second quarter as market participants digested the impact of the consumption tax hike. It is noteworthy that Japanese markets advanced even while the yen strengthened over the course of the quarter. Previously, market performance had been closely correlated with the currency's movements.

In June, Prime Minister Shinzo Abe announced his renewed growth strategy, more commonly known as the "Third Arrow." One key measure includes efforts to reduce Japan's statutory corporate tax rate from the current 35.64% to below 30% in phases over the next several years. Neither the media nor the markets have given much credit to Abe for his growth strategy, which is somewhat unfair. If you compare this effort against the minimal efforts in the U.S. to cut corporate tax rates—which are now the highest in the Organisation for Economic Co-operation and Development—Japan is arguably making more progress.

Performance Contributors and Detractors:

During the second quarter, specialty retailer Workman was a top contributor to Fund performance. Workman operates a chain of retail outlets that caters mainly to construction workers for uniforms and such related goods as gloves and safety shoes. The firm has been taking market share from mom-and-pop operators while demand remains firm due to increased construction spending. Japan has been experiencing an acute shortage of construction workers and the resulting higher wages should be an added bonus for this solidly managed retailer.

Meanwhile, holdings in the information technology sector posed the biggest drag to Fund performance. Yokogawa Electric, an electrical engineering and software company, had the largest negative impact on relative returns. Orders for Yokogawa's components, used in the oil, gas and petrochemical industries, have been weak in recent months compared to the market as well as against our expectations. However, orders in this business tend to be lumpy, and we do not expect any trend of weakness. Thus, we added to this position during the quarter.

Notable Portfolio Changes:

During the quarter, we initiated a position in Mabuchi Motor, a manufacturer of miniature motors used primarily in automobiles. Mabuchi's business has struggled over the past decade as demand for CD and DVD players contracted sharply. Mabuchi had a virtual monopoly on motors used in such products, which led to a significant decline in revenue. The bulk of its business now comes from the automotive industry, within which the adoption of certain motors is rising, and revenues seem to have finally turned a corner.

(continued)

matthewsasia.com | 800.789.ASIA 55

PERFORMANCE AS OF JUNE 30, 2014

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MJFOX)	5.30%	2.96%	13.87%	10.93%	12.38%	2.44%	5.55%	12/31/98
Institutional Class (MIJFX)	5.37%	3.02%	14.05%	11.10%	n.a.	n.a.	12.49%	10/29/10
MSCI Japan Index[3]	6.69%	0.85%	10.12%	7.81%	7.42%	3.39%	2.90%[4]
Tokyo Stock Price Index[3]	6.87%	1.68%	11.33%	8.08%	7.47%	3.19%	3.31%[4]
Lipper Japanese Funds Category Average[5]	7.29%	2.59%	12.99%	8.66%	8.95%	2.86%	4.18%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted montly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definitions.

4  Calculated from 12/31/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Toyota Motor Corp.	Consumer Discretionary	4.5%
ORIX Corp.	Financials	3.9%
Mitsubishi UFJ Financial Group, Inc.	Financials	3.5%
Sysmex Corp.	Health Care	2.8%
Daikin Industries, Ltd.	Industrials	2.5%
Sumitomo Mitsui Financial Group, Inc.	Financials	2.4%
SoftBank Corp.	Telecommunication Services	2.3%
Seven & I Holdings Co., Ltd.	Consumer Staples	2.2%
Nifco, Inc.	Consumer Discretionary	2.2%
ITOCHU Corp.	Industrials	2.1%
% OF ASSETS IN TOP TEN		28.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

56 MATTHEWS ASIA FUNDS

Matthews Japan Fund

Portfolio Manager Commentary (continued)

Additionally, with healthier job creation and low unemployment in Japan, we expect consumption to become more robust. As a result, we have selectively added to consumer sector holdings.

Outlook:

The recently announced growth strategy included a plan to establish a corporate governance code by mid-2015. We believe Japan's corporate sector needs to improve returns on capital, either by paying out more to shareholders or investing in profitable growth opportunities. We also believe measures to improve governance, and ultimately returns, will benefit investors over the long run and we will keep a close eye on developments in this area. In the short term, recent corporate earnings guidance has been very conservative while demand has been resilient. We believe there is potential for earnings estimates to be revised upward going into the latter half of the year. Additionally, an expected increase in the domestic equity allocation by Japanese pension funds may help set a floor on prices. In such an environment, we will continue to focus on identifying unique businesses with strong pricing power. In particular, consumption-related businesses in Japan that have struggled for many years under deflation may turn a corner should inflation be sustained.

SECTOR ALLOCATION (%)

Industrials	25.6
Financials	20.2
Consumer Discretionary	15.6
Health Care	11.5
Consumer Staples	11.2
Information Technology	8.3
Telecommunication Services	2.3
Materials	1.6
Cash and Other Assets, Less Liabilities	3.7

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	53.8
Mid Cap ($1B–$5B)	27.7
Small Cap (under $1B)	14.8
Cash and Other Assets, Less Liabilities	3.7

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 57

Matthews Japan Fund  June 30, 2014

Schedule of Investments (unaudited)

COMMON EQUITIES: JAPAN: 96.3%

	Shares	Value
INDUSTRIALS: 25.6%
Machinery: 11.6%
Glory, Ltd.	291,000	$9,479,295
FANUC Corp.	52,900	9,122,580
Nabtesco Corp.	408,400	9,030,314
Mitsubishi Heavy Industries, Ltd.	1,438,000	8,971,087
Komatsu, Ltd.	265,800	6,171,083
Harmonic Drive Systems, Inc.	148,400	5,976,724
Freund Corp.	384,600	5,371,986
		54,123,069
Building Products: 5.1%
Daikin Industries, Ltd.	182,400	11,508,818
Aica Kogyo Co., Ltd.	351,700	7,512,747
Nihon Flush Co., Ltd.	266,800	4,782,674
		23,804,239
Professional Services: 2.5%
Nihon M&A Center, Inc.	250,800	7,159,702
Benefit One, Inc.	541,700	4,593,261
		11,752,963
Electrical Equipment: 2.3%
Nidec Corp.	103,000	6,320,004
Mabuchi Motor Co., Ltd.	58,700	4,450,086
		10,770,090
Trading Companies & Distributors: 2.1%
ITOCHU Corp.	763,100	9,800,040
Road & Rail: 1.6%
Trancom Co., Ltd.	184,000	7,228,863
Air Freight & Logistics: 0.4%
AIT Corp.	242,600	1,913,404
Total Industrials		119,392,668
FINANCIALS: 20.2%
Banks: 10.3%
Mitsubishi UFJ Financial Group, Inc.	2,631,700	16,132,330
Sumitomo Mitsui Financial Group, Inc.	268,500	11,248,349
Seven Bank, Ltd.	1,738,700	7,105,491
Mizuho Financial Group, Inc.	3,440,000	7,063,027
Shinsei Bank, Ltd.	2,814,000	6,333,271
		47,882,468
Diversified Financial Services: 5.8%
ORIX Corp.	1,108,800	18,376,933
Zenkoku Hosho Co., Ltd.	240,200	6,534,635
eGuarantee, Inc.	107,900	2,250,557
		27,162,125
Real Estate Management & Development: 2.6%
Mitsui Fudosan Co., Ltd.	215,000	7,249,790
Hulic Co., Ltd.	347,900	4,584,636
		11,834,426
	Shares	Value
Insurance: 1.5%
Tokio Marine Holdings, Inc.	215,800	$7,097,829
Total Financials		93,976,848
CONSUMER DISCRETIONARY: 15.6%
Automobiles: 5.9%
Toyota Motor Corp.	346,100	20,785,474
Honda Motor Co., Ltd.	192,100	6,707,050
		27,492,524
Specialty Retail: 3.6%
VT Holdings Co., Ltd.	1,469,600	8,399,372
Workman Co., Ltd.	111,900	6,296,135
Tokyo Derica Co., Ltd.	108,200	2,203,412
		16,898,919
Auto Components: 2.2%
Nifco, Inc.	310,200	10,349,697
Diversified Consumer Services: 2.0%
ESCRIT, Inc.	523,800	4,700,007
Success Holdings Co., Ltd.	202,500	3,378,165
JP-Holdings, Inc.	207,000	929,717
		9,007,889
Household Durables: 1.6%
Rinnai Corp.	76,500	7,385,322
Hotels, Restaurants & Leisure: 0.3%
Hiday Hidaka Corp.	63,500	1,468,639
Total Consumer Discretionary		72,602,990
HEALTH CARE: 11.5%
Health Care Equipment & Supplies: 6.0%
Sysmex Corp.	346,400	13,010,730
Asahi Intecc Co., Ltd.	220,900	9,071,063
Daiken Medical Co., Ltd.	313,600	5,813,541
		27,895,334
Health Care Providers & Services: 2.0%
Message Co., Ltd.	159,900	6,092,631
N Field Co., Ltd.[a]	90,000	2,985,045
		9,077,676
Pharmaceuticals: 1.9%
Rohto Pharmaceutical Co., Ltd.	576,600	8,964,464
Health Care Technology: 1.6%
M3, Inc.	470,400	7,485,167
Total Health Care		53,422,641
CONSUMER STAPLES: 11.2%
Food & Staples Retailing: 3.6%
Seven & I Holdings Co., Ltd.	246,300	10,376,669
Cosmos Pharmaceutical Corp.	61,900	6,531,869
		16,908,538

58 MATTHEWS ASIA FUNDS

Matthews Japan Fund  June 30, 2014

Schedule of Investments (unaudited) (continued)

COMMON EQUITIES: JAPAN (continued)

	Shares	Value
Household Products: 3.1%
Unicharm Corp.	154,700	$9,218,932
Pigeon Corp.	99,300	5,234,312
		14,453,244
Beverages: 1.9%
Suntory Beverage & Food, Ltd.	227,400	8,922,709
Personal Products: 1.5%
Kao Corp.	170,000	6,690,588
Food Products: 1.1%
Calbee, Inc.	189,400	5,223,667
Total Consumer Staples		52,198,746
INFORMATION TECHNOLOGY: 8.3%
Electronic Equipment, Instruments & Components: 5.9%
Keyence Corp.	16,900	7,372,741
Yokogawa Electric Corp.	571,200	7,222,814
Murata Manufacturing Co., Ltd.	76,100	7,122,098
Anritsu Corp.	508,300	5,709,939
		27,427,592
Internet Software & Services: 1.5%
Kakaku.com, Inc.	395,700	6,933,197
IT Services: 0.9%
Bit-isle, Inc.	741,100	4,535,630
Total Information Technology		38,896,419
TELECOMMUNICATION SERVICES: 2.3%
Wireless Telecommunication Services: 2.3%
SoftBank Corp.	142,700	10,625,202
Total Telecommunication Services		10,625,202
	Shares	Value
MATERIALS: 1.6%
Chemicals: 1.6%
Shin-Etsu Chemical Co., Ltd.	82,700	$5,027,063
MORESCO Corp.	135,200	2,254,112
Total Materials		7,281,175
TOTAL INVESTMENTS: 96.3%		448,396,689
(Cost $392,538,621b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.7%		17,045,717
NET ASSETS: 100.0%		$465,442,406

a  Non-income producing security.

b  Cost for federal income tax purposes is $392,538,621 and net unrealized appreciation consists of:

Gross unrealized appreciation	$66,019,925
Gross unrealized depreciation	(10,161,857)
Net unrealized appreciation	$55,858,068

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 59

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$6.27	$6.29
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.13%	0.97%

Portfolio Statistics

Total # of Positions	55
Net Assets	$214.3 million
Weighted Average Market Cap	$28.0 billion
Portfolio Turnover	46.20%[2]

Benchmark

Korea Composite Stock Price Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Korea Fund

Portfolio Manager Commentary

For the first half of 2014, the Matthews Korea Fund rose 5.38% (Investor Class) and 5.54% (Institutional Class), outperforming its benchmark, the Korea Composite Stock Price Index, which returned 3.85%. For the quarter ending June 30, the Fund returned 6.45% (Investor Class) and 6.43% (Institutional Class) while its benchmark was up 5.88%.

Market Environment:

During the quarter, preferred shares, which tend to trade at a discount to common stock, continued to be favored by investors and showed strong performance. While the equity market remained largely calm, the Korean won appreciated sharply during the quarter, rising more than 5% against the U.S. dollar. This increase reflected the country's strong macroeconomic conditions. While a stronger won can benefit foreign investors, including our shareholders, as well as the purchasing power of Korean consumers buying imported goods, it poses challenges for some industries, such as auto and information technology exporters, which corrected during the quarter.

Performance Contributors and Detractors:

Top contributors to Fund performance for the quarter included select preferred shares, as well as two consumer staples holdings: luxury cosmetics maker Amorepacific and Ottogi, a manufacturer of pre-packaged foods. Amorepacific, a leader in its field, underwent a restructuring a few years ago when it faced slowing sales and stronger competition. More recently, however, the firm did well, with improved earnings and strong results from overseas businesses. The share price of Ottogi rose sharply amid market expectations of strong earnings as a result of growing sales and improved margins. We have been pleased with both firms' quarterly earnings and share price performances, and we continue to hold these stocks as we believe they will be long-term beneficiaries of Korea's rising disposable incomes, improved quality of life and changing consumption patterns.

Not surprisingly, our main detractors for the quarter included export-oriented manufacturers including automobiles and IT businesses, as a result of the won's appreciation. Kiwoom Securities and Shinsegae Food were among the biggest detractors. Kiwoom's share price has been weak due to the challenging business environment facing securities brokers, despite the company's respectable business performance relative to peers. Shinsegae Food's share price remained weak as company earnings suffered recently mainly due to the poor performance of its largest shareholder and major client, E-mart (another portfolio holding). E-mart, Korea's largest discount store, suffered after the government rolled out what we believe to be draconian regulations mandating that stores be closed twice a month in a bid to protect small competing merchants.

Notable Portfolio Changes:

During the quarter, we trimmed some of the outperforming preferred shares as well as a few underperformers that we believed to face structural issues. We also added two new names to the portfolio—DongKook Pharmaceutical and BGF Retail. DongKook is a smaller pharmaceutical firm with a strong over-the-counter drug franchise that has also aggressively

(continued)

60 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2014

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAKOX)	6.45%	5.38%	27.57%	7.51%	17.66%	12.50%	6.35%	1/3/95
Institutional Class (MIKOX)	6.43%	5.54%	27.67%	7.61%	n.a.	n.a.	11.03%	10/29/10
Korea Composite Stock Price Index[3]	5.88%	3.85%	22.68%	1.42%	14.10%	13.10%	3.69%[4]
Lipper Pacific ex Japan Funds Category Average[5]	5.38%	7.27%	16.29%	3.27%	10.97%	11.07%	5.21%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 1/3/95.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Shinhan Financial Group Co., Ltd.	Financials	5.0%
Samsung Electronics Co., Ltd.	Information Technology	4.7%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	4.5%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	Financials	4.5%
Amorepacific Corp.	Consumer Staples	3.3%
SK Telecom Co., Ltd.	Telecommunication Services	3.2%
Hyundai Motor Co.	Consumer Discretionary	2.9%
E-Mart Co., Ltd.	Consumer Staples	2.9%
Hankook Tire Co., Ltd.	Consumer Discretionary	2.8%
Naver Corp.	Information Technology	2.7%
% OF ASSETS IN TOP TEN		36.5%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 61

SECTOR ALLOCATION (%)

Consumer Discretionary	29.7
Financials	18.6
Consumer Staples	16.5
Information Technology	11.8
Materials	5.8
Telecommunication Services	4.4
Industrials	4.3
Health Care	2.6
Energy	2.5
Cash and Other Assets, Less Liabilities	3.8

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	64.7
Mid Cap ($1B–$5B)	20.5
Small Cap (under $1B)	11.0
Cash and Other Assets, Less Liabilities	3.8

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Korea Fund

Portfolio Manager Commentary (continued)

increased its generic drug segment. We are looking at other small health care names that have a unique focus and can be a good complement to our existing health care holdings.

Outlook:

The Korean economy has been resilient despite short-term negative sentiment coming from the Sewol ferry disaster that drove the entire nation into mourning. Despite the market's concern over the strong currency, we think that current currency level is not as negative as it was during the 2006–2007 period when Korean exporters persisted to innovate, improving their global market share and positioning. Conversely, we believe that the strong currency should improve purchasing power for Korean consumers, thus benefiting our strategy to favor companies that focus on domestic consumption.

62 MATTHEWS ASIA FUNDS

Matthews Korea Fund  June 30, 2014

Schedule of Investments (unaudited)

COMMON EQUITIES: SOUTH KOREA: 78.9%

	Shares	Value
CONSUMER DISCRETIONARY: 24.5%
Hotels, Restaurants & Leisure: 7.3%
Hotel Shilla Co., Ltd.	58,092	$5,247,686
Kangwon Land, Inc.	145,420	4,268,604
Modetour Network, Inc.	154,581	3,620,844
Shinsegae Food Co., Ltd.	36,425	2,527,214
		15,664,348
Auto Components: 5.1%
Hankook Tire Co., Ltd.	101,740	6,073,430
Hyundai Mobis	17,566	4,930,563
		11,003,993
Automobiles: 4.5%
Hyundai Motor Co.	27,867	6,320,890
Kia Motors Corp.	59,114	3,306,832
		9,627,722
Multiline Retail: 3.0%
Hyundai Greenfood Co., Ltd.	211,854	3,695,615
Hyundai Department Store Co., Ltd.	19,450	2,672,020
		6,367,635
Media: 2.8%
CJ CGV Co., Ltd.	79,562	3,798,028
Cheil Worldwide, Inc.[a]	59,160	1,333,117
SBS Media Holdings Co., Ltd.	247,225	874,744
		6,005,889
Internet & Catalog Retail: 1.8%
Hyundai Home Shopping Network Corp.	25,970	3,773,068
Total Consumer Discretionary		52,442,655
CONSUMER STAPLES: 14.4%
Food Products: 4.9%
Ottogi Corp.	8,251	4,216,018
Orion Corp.	3,927	3,597,874
Binggrae Co., Ltd.	31,814	2,719,817
		10,533,709
Food & Staples Retailing: 4.0%
E-Mart Co., Ltd.	27,479	6,300,779
BGF Retail Co., Ltd.[a]	36,565	2,265,888
		8,566,667
Personal Products: 3.3%
Amorepacific Corp.	4,645	6,996,422
Household Products: 1.6%
LG Household & Health Care, Ltd.	7,608	3,425,029
Tobacco: 0.6%
KT&G Corp.	14,208	1,256,786
Total Consumer Staples		30,778,613
	Shares	Value
FINANCIALS: 14.1%
Banks: 6.4%
Shinhan Financial Group Co., Ltd.	229,901	$10,645,248
KB Financial Group, Inc.	87,372	3,039,627
		13,684,875
Insurance: 6.4%
Samsung Fire & Marine Insurance Co., Ltd.	19,807	5,040,821
Dongbu Insurance Co., Ltd.	97,097	4,990,160
Hyundai Marine & Fire Insurance Co., Ltd.	125,473	3,577,679
		13,608,660
Capital Markets: 1.3%
Kiwoom Securities Co., Ltd.	39,115	1,617,872
Samsung Securities Co., Ltd.	27,842	1,219,016
		2,836,888
Total Financials		30,130,423
INFORMATION TECHNOLOGY: 9.4%
Semiconductors & Semiconductor Equipment: 6.2%
Samsung Electronics Co., Ltd.	7,668	10,018,873
SK Hynix, Inc.[a]	68,267	3,275,709
		13,294,582
Internet Software & Services: 2.7%
Naver Corp.	6,936	5,724,017
Electronic Equipment, Instruments & Components: 0.5%
Bixolon Co., Ltd.	100,068	1,053,295
Total Information Technology		20,071,894
TELECOMMUNICATION SERVICES: 4.4%
Wireless Telecommunication Services: 3.2%
SK Telecom Co., Ltd. ADR	263,000	6,822,220
Diversified Telecommunication Services: 1.2%
KT Corp. ADR	169,000	2,558,660
Total Telecommunication Services		9,380,880
INDUSTRIALS: 4.3%
Machinery: 1.7%
Hy-Lok Corp.	112,588	3,627,564
Commercial Services & Supplies: 1.4%
KEPCO Plant Service & Engineering Co., Ltd.	44,083	3,014,967
Professional Services: 1.2%
SaraminHR Co., Ltd.	230,475	2,630,941
Total Industrials		9,273,472
MATERIALS: 3.2%
Chemicals: 2.8%
LG Chem, Ltd.	13,325	3,898,201
KPX Chemical Co., Ltd.	34,784	2,093,641
		5,991,842

matthewsasia.com | 800.789.ASIA 63

Matthews Korea Fund  June 30, 2014

Schedule of Investments (unaudited) (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
Metals & Mining: 0.4%
POSCO ADR	12,700	$945,388
Total Materials		6,937,230
HEALTH CARE: 2.6%
Pharmaceuticals: 2.6%
Yuhan Corp.	14,981	2,679,938
Dong-A ST Co., Ltd.	11,986	1,273,468
Dong-A Socio Holdings Co., Ltd.	7,078	895,418
DongKook Pharmaceutical Co., Ltd.	25,548	701,951
Total Health Care		5,550,775
ENERGY: 2.0%
Oil, Gas & Consumable Fuels: 2.0%
SK Innovation Co., Ltd.	20,309	2,268,153
S-Oil Corp.	37,722	2,121,350
Total Energy		4,389,503
TOTAL COMMON EQUITIES		168,955,445
(Cost $111,056,142)

PREFERRED EQUITIES: SOUTH KOREA: 17.3%

CONSUMER DISCRETIONARY: 5.2%
Automobiles: 4.5%
Hyundai Motor Co., Ltd., 2nd Pfd.	61,498	9,724,926
Hotels, Restaurants & Leisure: 0.7%
Hotel Shilla Co., Ltd., Pfd.	29,595	1,482,967
Total Consumer Discretionary		11,207,893
FINANCIALS: 4.5%
Insurance: 4.5%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	58,474	9,593,481
Total Financials		9,593,481
MATERIALS: 2.6%
Chemicals: 2.6%
LG Chem, Ltd., Pfd.	28,790	5,491,668
Total Materials		5,491,668
INFORMATION TECHNOLOGY: 2.4%
Semiconductors & Semiconductor Equipment: 2.4%
Samsung Electronics Co., Ltd., Pfd.	4,960	5,196,284
Total Information Technology		5,196,284
CONSUMER STAPLES: 2.1%
Household Products: 1.1%
LG Household & Health Care, Ltd., Pfd.	9,996	2,217,930
Personal Products: 1.0%
Amorepacific Corp., Pfd.	3,187	2,204,882
Total Consumer Staples		4,422,812
	Shares	Value
ENERGY: 0.5%
Oil, Gas & Consumable Fuels: 0.5%
S-Oil Corp., Pfd.	29,810	$1,178,494
Total Energy		1,178,494
TOTAL PREFERRED EQUITIES		37,090,632
(Cost $20,419,977)
TOTAL INVESTMENTS: 96.2%		206,046,077
(Cost $131,476,119b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.8%		8,235,354
NET ASSETS: 100.0%		$214,281,431

a  Non-income producing security.

b  Cost for federal income tax purposes is $131,978,360 and net unrealized appreciation consists of:

Gross unrealized appreciation	$75,951,316
Gross unrealized depreciation	(1,883,599)
Net unrealized appreciation	$74,067,717

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to financial statements.

64 MATTHEWS ASIA FUNDS

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Lydia So, CFA

Lead Manager

Kenichi Amaki	Beini Zhou, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$21.57	$21.58
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.47%	1.25%

Portfolio Statistics

Total # of Positions	79
Net Assets	$565.0 million
Weighted Average Market Cap	$1.2 billion
Portfolio Turnover	37.01%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the first half of 2014, the Matthews Asia Small Companies Fund gained 11.53% (Investor Class) and 11.64% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, which returned 8.52%. For the quarter ending June 30, the Fund returned 6.94% (Investor Class) and 6.99% (Institutional Class) while its benchmark returned 5.19%.

Market Environment:

During the quarter, federal election results in India sparked excitement. Market sentiment was boosted by anticipation over the possible bottoming out of India's economic fundamentals and the expectation that the newly elected government would be able to speed up much-needed investments in infrastructure. Thailand, however, experienced a coup in late May after months of political stalemate. Despite the upheaval, its equity market held up reasonably well, perhaps due to of the belief that this could even be a catalyst for moving forward. In China, it has become increasingly apparent that the government is willing to tolerate an economic slowdown in favor of a longer-term rebalancing. Chinese equities did not perform as strongly compared to much of the rest of the region during an otherwise strong quarter.

Performance Contributors and Detractors:

During the quarter, the Fund's performance was attributable to our overweight in India relative to the Fund's benchmark. Most of our Indian holdings performed well. While we have maintained a meaningful allocation to Indian companies since the Fund's inception, our investment decisions have been driven by bottom-up, fundamental (as opposed to top-down) factors. We, in fact, trimmed positions in several of our holdings in India, as we believe that valuations appeared a bit stretched. Historically, we have favored companies that are not dependent on government policies, which tend to be unpredictable. We prefer private sector companies that can grow according to their own business plans. We are likely to maintain this bias despite the optimism toward India's new reform-minded government.

From a sector perspective, our holdings in information technology performed well. One of our top holdings, PChome Online, an e-commerce company in Taiwan, was the top contributor for the second quarter. The company has demonstrated the ability to grow with consumer demand and maintain a leading position online. The company also has a strong balance sheet and healthy cash flow generation. Other holdings in the financials, health care and industrials sectors broadly demonstrated solid performance. However, a few consumer staples holdings did not perform as well. Super Group, an instant coffee maker from Singapore, was a performance detractor because of a recent slowdown in Southeast Asian sales that led to its share price correction. While we are aware of the short-term challenges facing the company, we believe that its manufacturing and distribution capabilities remain compelling.

(continued)

matthewsasia.com | 800.789.ASIA 65

PERFORMANCE AS OF JUNE 30, 2014

Institutional Class Shares were first offered on April 30, 2013. Performance since that date was 10.01%. Performance for the Institutional Class Shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and the Investor Class may arise due to differences in fees charged to each class.

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MSMLX)	6.94%	11.53%	15.59%	4.89%	17.23%	17.74%	9/15/08
Institutional Class (MISMX)	6.99%	11.64%	15.84%	4.99%	17.29%	17.80%	4/30/13
MSCI AC Asia ex Japan Small Cap Index[3]	5.19%	8.52%	15.77%	2.68%	11.92%	11.84%[4]
Lipper Pacific ex Japan Funds Category Average[5]	5.38%	7.27%	16.29%	3.27%	10.97%	10.80%[6]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 9/15/08.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

6  Calculated from 9/30/08.

TOP TEN HOLDINGS7

	Country	% of Net Assets
PChome Online, Inc.	Taiwan	3.0%
Towngas China Co., Ltd.	China/Hong Kong	2.6%
Lee's Pharmaceutical Holdings, Ltd.	China/Hong Kong	2.2%
Sunny Optical Technology Group Co., Ltd.	China/Hong Kong	2.1%
St. Shine Optical Co., Ltd.	Taiwan	1.9%
AIA Engineering, Ltd.	India	1.8%
Ipca Laboratories, Ltd.	India	1.8%
GRUH Finance, Ltd.	India	1.7%
Gujarat Pipavav Port, Ltd.	India	1.7%
Petra Foods, Ltd.	Singapore	1.7%
% OF ASSETS IN TOP TEN		20.5%

7  Holdings may combine more than one security from same issuer and related depositary receipts.

66 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

Portfolio Manager Commentary (continued)

Notable Portfolio Changes:

We continued to favor companies that are positioned to capture Asia's domestic demand. During the quarter, we initiated a position in a Hanssem, a South Korean furniture retailer. The company has the ability to gain market share in a relatively fragmented industry due to its adaptable management team's ability to sense the shifting preferences among its consumer base.

Outlook:

In the months ahead, we will continue to monitor Asia's various political developments in the context of public policy direction and their implications toward the business environment as well as consumer demand. With general economic growth moderating in the region, we believe that picking companies with prudent management teams, that can allocate capital well and generate profitable growth, will be increasingly important. Finding entrepreneurial and nimble companies that can adapt and cater to the changing consumption patterns and more sophisticated demand for products and services will be a key focus going forward.

Investing in small- and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies.

COUNTRY ALLOCATION (%)8

China/Hong Kong	22.6
India	16.7
Taiwan	12.4
Indonesia	9.0
Singapore	7.9
South Korea	7.4
Thailand	6.9
Malaysia	6.3
Philippines	4.9
Vietnam	0.9
Japan	0.8
Cash and Other Assets, Less Liabilities	4.2

SECTOR ALLOCATION (%)

Industrials	20.0
Consumer Staples	18.2
Consumer Discretionary	14.4
Financials	13.5
Health Care	12.9
Information Technology	10.0
Materials	3.5
Utilities	2.5
Telecommunication Services	0.8
Cash and Other Assets, Less Liabilities	4.2

MARKET CAP EXPOSURE (%)9,10

Large Cap (over $5B)	0.0
Mid Cap ($1B–$5B)	51.8
Small Cap (under $1B)	44.0
Cash and Other Assets, Less Liabilities	4.2

8  Not all countries where the Fund may invest are included in the benchmark index.

9  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

10  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund's primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index. The Portfolio's market cap exposure breakdown presented is used for comparison purposes and the definition of the capitalization breakdown is from MSCI.

matthewsasia.com | 800.789.ASIA 67

Matthews Asia Small Companies Fund  June 30, 2014

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.8%

	Shares	Value
CHINA/HONG KONG: 22.6%
Towngas China Co., Ltd.	12,243,000	$14,422,299
Lee's Pharmaceutical Holdings, Ltd.	9,855,000	12,702,757
Sunny Optical Technology Group Co., Ltd.	8,377,000	11,846,088
Minth Group, Ltd.	4,866,000	9,455,249
Vitasoy International Holdings, Ltd.	6,976,000	8,901,817
Airtac International Group	822,520	8,856,594
Haitian International Holdings, Ltd.	3,364,000	7,856,162
Pacific Online, Ltd.	14,261,000	7,838,545
Convenience Retail Asia, Ltd.	10,348,000	7,143,089
Fairwood Holdings, Ltd.	3,002,000	6,174,117
Stelux Holdings International, Ltd.	21,489,000	5,711,620
Kerry Logistics Network, Ltd.	3,610,000	5,701,177
YGM Trading, Ltd.	2,470,000	5,405,037
51job, Inc. ADR[b]	78,700	5,191,052
ASR Logistics Holdings, Ltd.	26,540,000	4,485,885
Lifetech Scientific Corp.[b]	1,710,000	3,057,984
Yip's Chemical Holdings, Ltd.	4,526,000	2,943,208
Total China/Hong Kong		127,692,680
INDIA: 16.7%
AIA Engineering, Ltd.	799,742	10,323,712
Ipca Laboratories, Ltd.	697,251	10,176,769
GRUH Finance, Ltd.	2,945,692	9,841,829
Gujarat Pipavav Port, Ltd.[b]	4,964,825	9,662,196
Supreme Industries, Ltd.	1,049,223	9,115,828
Emami, Ltd.	1,035,478	8,742,468
Page Industries, Ltd.	68,439	8,149,356
Berger Paints India, Ltd.	1,576,630	7,607,250
Mindtree, Ltd.	509,752	7,462,576
Bajaj Corp., Ltd.	1,704,133	6,642,846
CRISIL, Ltd.	217,039	6,465,521
Total India		94,190,351
TAIWAN: 12.4%
PChome Online, Inc.	1,532,642	16,990,572
St. Shine Optical Co., Ltd.	423,492	10,467,449
Sinmag Equipment Corp.	1,690,032	9,509,189
TSC Auto ID Technology Co., Ltd.	777,000	8,197,301
Yungtay Engineering Co., Ltd.	3,006,000	7,148,034
Pacific Hospital Supply Co., Ltd.	2,655,670	7,088,783
Voltronic Power Technology Corp.[b]	742,000	5,740,572
Sporton International, Inc.	1,167,000	5,139,678
Total Taiwan		70,281,578
	Shares	Value
INDONESIA: 9.0%
PT Bank Tabungan Pensiunan Nasional[b]	18,784,500	$6,734,216
PT Selamat Sempurna	16,730,500	6,273,055
PT Arwana Citramulia	66,004,400	5,623,319
PT Astra Otoparts	16,598,825	5,390,593
PT AKR Corporindo	14,052,500	5,132,630
PT Wismilak Inti Makmur	89,465,600	4,603,460
PT Modern Internasional	79,040,800	4,533,762
PT Sarana Menara Nusantara[b]	13,122,500	4,399,995
PT Ultrajaya Milk Industry & Trading Co.[b]	12,463,500	4,163,261
PT Sumber Alfaria Trijaya	88,890,000	3,861,522
Total Indonesia		50,715,813
SINGAPORE: 7.9%
Petra Foods, Ltd.	3,072,000	9,608,469
ARA Asset Management, Ltd.	6,570,000	9,378,940
Super Group, Ltd.	7,651,000	8,651,784
Raffles Medical Group, Ltd.	2,621,000	8,555,193
OSIM International, Ltd.	3,799,000	8,195,773
Total Singapore		44,390,159
SOUTH KOREA: 7.4%
Pyeong Hwa Automotive Co., Ltd.	356,616	7,771,677
Hy-Lok Corp.	234,119	7,543,269
i-SENS, Inc.[b]	139,861	7,105,016
SaraminHR Co., Ltd.†	605,702	6,914,270
Binggrae Co., Ltd.	80,567	6,887,770
Hanssem Co., Ltd.	71,811	5,521,739
Total South Korea		41,743,741
THAILAND: 6.9%
Bangkok Chain Hospital Public Co., Ltd.	32,573,775	8,280,192
Supalai Public Co., Ltd.	11,327,100	7,643,306
Aeon Thana Sinsap Thailand Public Co., Ltd.	1,782,700	5,575,229
Siam Global House Public Co., Ltd.	12,029,617	4,892,650
PTG Energy Public Co., Ltd.	40,750,700	4,419,734
Tisco Financial Group Public Co., Ltd.	3,332,010	4,209,287
Oishi Group Public Co., Ltd.	1,352,900	3,803,794
Aeon Thana Sinsap Thailand Public Co., Ltd. NVDR	88,700	277,401
Total Thailand		39,101,593
MALAYSIA: 6.3%
Alliance Financial Group BHD	5,687,800	8,360,765
Dialog Group BHD	6,995,205	8,256,564
7-Eleven Malaysia Holdings BHD[b]	15,191,900	7,901,113
Oldtown BHD	7,800,125	5,344,215
KPJ Healthcare BHD	4,885,493	5,142,624
LPI Capital BHD	115,800	609,474
Total Malaysia		35,614,755

68 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  June 30, 2014

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
PHILIPPINES: 4.9%
Security Bank Corp.	3,114,477	$8,797,595
Vista Land & Lifescapes, Inc.	60,353,200	8,461,892
RFM Corp.	54,356,600	7,533,962
Philippine Seven Corp.	1,454,751	2,929,498
Total Philippines		27,722,947
VIETNAM: 0.9%
Kinh Do Corp.	1,863,720	5,242,532
Total Vietnam		5,242,532
JAPAN: 0.8%
econtext Asia, Ltd.[b]	11,350,000	4,349,388
Total Japan		4,349,388
TOTAL COMMON EQUITIES		541,045,537
(Cost $425,508,601)

RIGHTS: 0.0%

PHILIPPINES: 0.0%
Security Bank Corp., expires 7/4/14[c]	3,114,477	0
Total Philippines		0
TOTAL RIGHTS		0
(Cost $0)

WARRANTS: 0.0%

	Shares	Value
MALAYSIA: 0.0%
KPJ Healthcare BHD, expires 1/23/19	415,786	$77,693
Total Malaysia		77,693
TOTAL WARRANTS		77,693
(Cost $0)
TOTAL INVESTMENTS: 95.8%		541,123,230
(Cost $425,508,601d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.2%		23,864,928
NET ASSETS: 100.0%		$564,988,158

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $425,512,871 and net unrealized appreciation consists of:

Gross unrealized appreciation	$134,554,204
Gross unrealized depreciation	(18,943,845)
Net unrealized appreciation	$115,610,359

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 69

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MCSMX
CUSIP	577125404
Inception	5/31/11
NAV	$9.71
Initial Investment	$2,500
Gross Expense Ratio[1]	2.04%
After Fee Waiver and Reimbursement[2]	1.50%

Portfolio Statistics

Total # of Positions	53
Net Assets	$23.3 million
Weighted Average Market Cap	$1.9 billion
Portfolio Turnover	10.28%[3]

Benchmark

MSCI China Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong.

1  Prospectus expense ratio.

2  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2015 to the extent needed to limit Total Annual Fund Operating Expenses to 1.50%. If the expenses fall below the expense limitation in a year within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the expense limitation. The fee waiver and expense reimbursement may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

3  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Small Companies Fund

Portfolio Manager Commentary

For the first half of 2014, the Matthews China Small Companies Fund declined –1.82%, while its benchmark, the MSCI China Small Cap Index, fell –0.08%. For the quarter ending June 30, the Fund returned –0.10% while its benchmark returned 0.08%.

Market Environment:

During the quarter, Chinese authorities implemented a number of small stimulus measures and cut the reserve requirement ratio for select banks in order to stabilize economic growth. As a result, large-capitalization stocks and state-owned enterprises rebounded strongly, outperforming small-capitalization stocks. In addition, investors seemed to shift away from growth stocks toward more defensive names, which further benefited large-cap companies. However, in terms of industrial profit growth, listed, privately owned companies have continued to lead state-owned enterprises, and we believe fundamentals of private companies remain strong.

Performance Contributors and Detractors:

Despite a moderation in China's economic growth, the information technology sector was a standout in that it demonstrated strong growth during the second quarter. Optical solution provider Sunny Optical Technology was the largest contributor to Fund performance. The company has benefited from strong growth in mobile devices and further penetration in vehicle imaging systems. Another major contributor to performance was electronic payment solution provider PAX Global Technology. The company delivered strong growth, as debit and credit cards are becoming increasingly popular with Chinese consumers for their daily transactions.

In terms of detractors, our property sector holdings performed poorly during the quarter. Although the Fund remains underweight in property stocks relative to the benchmark, we hold few select real estate companies given that property is a significant part of China's economy. Real estate developer Franshion Properties China suffered sell-offs as investor sentiment remained pessimistic over Chinese real estate. However, we believe this is already factored into the stock price, and continue to hold this position given the company's strong execution and balance sheet.

Notable Portfolio Changes:

During the quarter, the Fund participated in the initial public offering of Jumei International Holding, a leading online retailer in China's fast growing beauty and personal care market. With rising per capita consumption along with disposable income growth, overall sales of beauty products have increased. We believe Jumei is one of the most efficient and well-run operators in this lucrative industry, and as online penetration deepens, Internet sales are expected to see an even faster pace of growth for the company.

Outlook:

It is well-recognized that drivers of China's growth will continue to shift from an emphasis on manufacturing to services and from fixed investment to consumption. As business models become less capital-intensive, opportunities are created for small- and medium-size businesses, particularly

(continued)

70 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2014

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Inception 5/31/11
Investor Class (MCSMX)	-0.10%	-1.82%	18.70%	0.88%	-0.47%
MSCI China Small Cap Index[4]	0.08%	-0.08%	16.09%	0.16%	-1.72%
Lipper China Region Funds Category Average[5]	3.75%	-0.89%	16.30%	1.44%	0.15%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Towngas China Co., Ltd.	Utilities	5.9%
Airtac International Group	Industrials	5.0%
Ginko International Co., Ltd.	Health Care	4.5%
Sino Biopharmaceutical, Ltd.	Health Care	4.2%
Lee's Pharmaceutical Holdings, Ltd.	Health Care	4.2%
Sunny Optical Technology Group Co., Ltd.	Information Technology	3.8%
Minth Group, Ltd.	Consumer Discretionary	3.8%
TAL Education Group	Consumer Discretionary	3.7%
PAX Global Technology, Ltd.	Information Technology	3.5%
Yungtay Engineering Co., Ltd.	Industrials	3.3%
% OF ASSETS IN TOP TEN		41.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 71

COUNTRY ALLOCATION (%)

China/Hong Kong	83.4
Taiwan	14.1
Cash and Other Assets, Less Liabilities	2.5

SECTOR ALLOCATION (%)

Industrials	23.6
Health Care	22.9
Consumer Discretionary	19.4
Information Technology	12.9
Financials	10.0
Utilities	5.9
Materials	1.3
Energy	1.1
Consumer Staples	0.4
Cash and Other Assets, Less Liabilities	2.5

MARKET CAP EXPOSURE (%)7,8

Large Cap (over $5B)	0.0
Mid Cap ($1B–$5B)	67.0
Small Cap (under $1B)	30.5
Cash and Other Assets, Less Liabilities	2.5

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund's primary benchmark, the MSCI China Small Cap Index. The Portfolio's market cap exposure breakdown presented is used for comparison purposes and the definition of the capitalization breakdown is from MSCI.

Matthews China Small Companies Fund

Portfolio Manager Commentary (continued)

private enterprises. We believe health care, education, e-commerce and other service-related businesses will continue to be the fastest growing areas of China's economy in spite of a slowdown in overall Chinese GDP, and industries in which smaller firms run by entrepreneurs have an opportunity to thrive. We continue to seek investment opportunities in small companies with sustainable growth and quality management teams.

Investing in small- and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies.

72 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund  June 30, 2014

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.5%

	Shares	Value
INDUSTRIALS: 23.6%
Machinery: 11.2%
Airtac International Group	108,010	$1,163,012
Yungtay Engineering Co., Ltd.	319,000	758,557
Haitian International Holdings, Ltd.	214,000	499,768
CIMC Enric Holdings, Ltd.	134,000	176,352
		2,597,689
Professional Services: 3.4%
51job, Inc. ADR[b]	8,462	558,154
Sporton International, Inc.	55,000	242,230
		800,384
Air Freight & Logistics: 3.2%
Shenzhen Chiwan Petroleum B Shares[c]	356,584	741,656
Transportation Infrastructure: 2.6%
Yuexiu Transport Infrastructure, Ltd.	1,042,000	594,246
Electrical Equipment: 2.3%
Boer Power Holdings, Ltd.	197,000	243,251
Zhuzhou CSR Times Electric Co., Ltd. H Shares	72,000	218,776
Voltronic Power Technology Corp.[b]	11,000	85,103
		547,130
Marine: 0.9%
SITC International Holdings Co., Ltd.	540,000	220,866
Total Industrials		5,501,971
HEALTH CARE: 22.9%
Pharmaceuticals: 12.9%
Sino Biopharmaceutical, Ltd.	1,216,000	985,301
Lee's Pharmaceutical Holdings, Ltd.	755,000	973,169
CSPC Pharmaceutical Group, Ltd.	830,000	662,895
Lijun International Pharmaceutical Holding Co., Ltd.	590,000	226,853
Tianjin ZhongXin Pharmaceutical Group Corp., Ltd. S Shares	136,000	144,160
		2,992,378
Health Care Equipment & Supplies: 7.3%
Ginko International Co., Ltd.	60,000	1,038,918
St. Shine Optical Co., Ltd.	17,000	420,189
Pacific Hospital Supply Co., Ltd.	90,000	240,237
		1,699,344
Life Sciences Tools & Services: 2.7%
WuXi PharmaTech Cayman, Inc. ADR[b]	19,200	630,912
Total Health Care		5,322,634
CONSUMER DISCRETIONARY: 19.4%
Diversified Consumer Services: 5.1%
TAL Education Group ADR[b]	31,500	866,250
China Distance Education Holdings, Ltd. ADR	19,700	330,172
		1,196,422
Auto Components: 4.6%
Minth Group, Ltd.	452,000	878,293
Xingda International Holdings, Ltd. H Shares	462,000	185,983
		1,064,276
	Shares	Value
Hotels, Restaurants & Leisure: 3.8%
China Lodging Group, Ltd. ADS[b]	15,300	$384,030
Tao Heung Holdings, Ltd.	514,000	291,804
Home Inns & Hotels Management, Inc. ADR[b]	6,100	208,803
		884,637
Multiline Retail: 2.3%
Springland International Holdings, Ltd.	1,334,000	528,409
Specialty Retail: 1.0%
Formosa Optical Technology Co., Ltd.	66,000	240,940
Textiles, Apparel & Luxury Goods: 1.0%
ANTA Sports Products, Ltd.	149,000	236,850
Internet & Catalog Retail: 0.9%
Jumei International Holding, Ltd. ADR[b]	5,900	160,480
Qunar Cayman Islands, Ltd. ADR[b]	1,465	41,826
		202,306
Leisure Products: 0.7%
Goodbaby International Holdings, Ltd.	340,000	167,578
Total Consumer Discretionary		4,521,418
INFORMATION TECHNOLOGY: 12.9%
Electronic Equipment, Instruments & Components: 8.2%
Sunny Optical Technology Group Co., Ltd.	625,000	883,825
PAX Global Technology, Ltd.[b]	1,250,000	820,925
Truly International Holdings, Ltd.	180,000	109,620
Digital China Holdings, Ltd.	109,000	98,447
China High Precision Automation Group, Ltd.[b,c]	195,000	7,548
		1,920,365
Internet Software & Services: 2.7%
21Vianet Group, Inc. ADR[b]	10,200	305,694
Sina Corp.[b]	4,000	199,080
Autohome, Inc. ADR[b]	2,200	75,746
HC International, Inc.[b]	16,000	37,118
		617,638
Software: 2.0%
Kingsoft Corp., Ltd.	153,000	460,950
Total Information Technology		2,998,953
FINANCIALS: 10.0%
Real Estate Management & Development: 8.9%
Franshion Properties China, Ltd.	2,630,000	692,248
China Overseas Grand Oceans Group, Ltd.	783,750	485,394
K Wah International Holdings, Ltd.	688,000	480,244
KWG Property Holding, Ltd.	724,000	413,826
		2,071,712
Diversified Financial Services: 1.1%
Chailease Holding Co., Ltd.	99,900	251,272
Total Financials		2,322,984
UTILITIES: 5.9%
Gas Utilities: 5.9%
Towngas China Co., Ltd.	1,158,000	1,364,128
Total Utilities		1,364,128

matthewsasia.com | 800.789.ASIA 73

Matthews China Small Companies Fund  June 30, 2014

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MATERIALS: 1.3%
Containers & Packaging: 1.3%
Greatview Aseptic Packaging Co., Ltd.	447,000	$305,675
Total Materials		305,675
ENERGY: 1.1%
Energy Equipment & Services: 1.1%
Hilong Holding, Ltd.	508,000	252,348
Total Energy		252,348
CONSUMER STAPLES: 0.4%
Food Products: 0.4%
China Modern Dairy Holdings, Ltd.[b]	270,000	106,253
Total Consumer Staples		106,253
TOTAL INVESTMENTS: 97.5%		22,696,364
(Cost $18,088,158d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.5%		586,042
NET ASSETS: 100.0%		$23,282,406

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $18,088,158 and net unrealized appreciation consists of:

Gross unrealized appreciation	$5,724,878
Gross unrealized depreciation	(1,116,672)
Net unrealized appreciation	$4,608,206

ADR  American Depositary Receipt

ADS  American Depositary Share

See accompanying notes to financial statements.

74 MATTHEWS ASIA FUNDS

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Lydia So, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$13.58	$13.59
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	1.00%

Portfolio Statistics

Total # of Positions	51
Net Assets	$176.5 million
Weighted Average Market Cap	$34.3 billion
Portfolio Turnover	62.04%[2]

Benchmark

MSCI AC Asia Index

MSCI AC Asia Information Technology Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2013 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary

For the first half of 2014, the Matthews Asia Science and Technology Fund gained 7.86% (Investor Class) and 8.03% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Index which returned 3.80%. For the quarter ending June 30, the Fund returned 8.47% (Investor Class) and 8.55% (Institutional Class) while its benchmark returned 7.01%.

Market Environment:

During the first half of 2014, Taiwanese technology companies led the sector's performance in Asia as a result of relatively high dividend yields and attractive valuations. Companies in the smartphone and tablet supply chain performed strongly while health care-related companies were relative underperformers. Semiconductor companies, especially those that manufacture dynamic random-access memory (DRAM) products, fared well as the personal computing industry stabilized. Chinese Internet companies also performed well, making up for some weakness in the first quarter. The demand for mobile devices and Internet services remained strong during the first half of the year.

Performance Contributors and Detractors:

Our long-time portfolio holding Info Edge India was the top contributor to Fund performance during the first half of the year. The firm has one of the largest footprints in India's Internet sector, which has seen the slowest development among the region's online industries. The slow expansion of India's online sector has been due partly to the country's sluggish penetration of broadband Internet and slower adoption of smartphones. However, its long-term growth outlook remains strong as proliferation of cheaper smartphones should enable more consumers to gain online access more affordably than they would with traditional PCs. Korea's SK Hynix, which commands a significant share of the DRAM industry, was another notable performer both during the second quarter and the first half of the year. Long-term industry dynamics for DRAM businesses are turning favorable as the entry barrier has risen. DRAM-related businesses require technological complexity and high initial fixed capital costs, and the overall supply increase has been limited.

In terms of detractors, Japan's Softbank posed the largest drag on performance for the first half of the year. The company corrected mostly due to fluctuating valuations of Internet giant Alibaba, of which Softbank holds an approximate 34% stake. The company has also been impacted by weakening sentiment toward Japanese technology companies due to the yen's strength. The Japanese technology sector benefited from the weakening yen last year but has been under pressure this year as the trend reversed.

Notable Portfolio Changes:

During the second quarter, we participated in the initial public offering of Jumei International Holding, a Beijing-based e-commerce company. The company is one of the largest local e-commerce firms to specialize in cosmetics. We believe that the cosmetics vertical in China is an attractive long-term growth area. We have been uncovering compelling new Internet

(continued)

matthewsasia.com | 800.789.ASIA 75

PERFORMANCE AS OF JUNE 30, 2014

Institutional Class Shares were first offered on April 30, 2013. Performance since that date was 29.34%. Performance for the Institutional Class Shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and the Investor Class may arise due to differences in fees charged to each class.

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MATFX)	8.47%	7.86%	37.12%	11.32%	17.93%	10.38%	2.57%	12/27/99
Institutional Class (MITEX)	8.55%	8.03%	37.34%	11.42%	17.99%	10.40%	2.59%	4/30/13
MSCI AC Asia Index[3]	7.01%	3.80%	13.48%	5.40%	9.22%	6.48%	2.17%[4]
MSCI AC Asia Information Technology Index[3]	8.94%	11.75%	29.63%	10.23%	14.12%	6.39%	-1.31%[4]
Lipper Global Science and Technology Funds Category Average[5]	5.74%	7.09%	32.35%	12.61%	17.54%	9.70%	1.26%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Baidu, Inc.	China/Hong Kong	8.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4.3%
Samsung Electronics Co., Ltd.	South Korea	3.5%
Delta Electronics, Inc.	Taiwan	3.0%
Info Edge India, Ltd.	India	2.9%
SK Hynix, Inc.	South Korea	2.6%
MediaTek, Inc.	Taiwan	2.5%
Naver Corp.	South Korea	2.5%
PChome Online, Inc.	Taiwan	2.4%
WuXi PharmaTech Cayman, Inc.	China/Hong Kong	2.4%
% OF ASSETS IN TOP TEN		35.0%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

76 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary (continued)

opportunities that have come to market this year. However, overall valuations for the sector have become quite high and we remain very selective and cautious. We also started another position during the quarter, adding Silverlake Axis, a Malaysian software company that specializes in providing core banking solutions for financial institutions in Southeast Asia. The company has a stable customer base and we believe it is well-positioned to benefit from ongoing upgrades of the Southeast Asia's banking system.

Outlook:

We remain positive on the long-term outlook of the sector as the underlying secular growth drivers for Asia's science and technology industries remain strong. We expect growth in the region's health care industries to continue to be solid. Demand for Internet services is also strong and ongoing throughout the region. Furthermore, technology spending to boost productivity levels in Asia continues to rise.

COUNTRY ALLOCATION (%)7

China/Hong Kong	33.0
Japan	16.6
Taiwan	16.3
South Korea	15.4
India	9.1
Indonesia	2.7
Singapore	1.9
Malaysia	1.2
United States	1.2
Cash and Other Assets, Less Liabilities	2.6

SECTOR ALLOCATION (%)

Information Technology	62.3
Industrials	11.6
Health Care	11.0
Telecommunication Services	9.0
Consumer Discretionary	3.5
Cash and Other Assets, Less Liabilities	2.6

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	54.5
Mid Cap ($1B–$5B)	34.3
Small Cap (under $1B)	8.6
Cash and Other Assets, Less Liabilities	2.6

7  Not all countries are included in the benchmark index(es).

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 77

Matthews Asia Science and Technology Fund  June 30, 2014

Schedule of Investments (unaudited)

COMMON EQUITIES: 95.2%

	Shares	Value
CHINA/HONG KONG: 33.0%
Baidu, Inc. ADR[a]	84,100	$15,710,721
WuXi PharmaTech Cayman, Inc. ADR[a]	127,000	4,173,220
51job, Inc. ADR[a]	63,059	4,159,372
Airtac International Group	368,220	3,964,858
NetEase, Inc. ADR	42,200	3,306,792
Sunny Optical Technology Group Co., Ltd.	2,171,000	3,070,056
Pacific Online, Ltd.	5,577,000	3,065,393
Haitian International Holdings, Ltd.	1,281,000	2,991,600
CITIC Telecom International Holdings, Ltd.	7,896,000	2,974,855
Hollysys Automation Technologies, Ltd.[a]	118,400	2,899,616
Ctrip.com International, Ltd. ADR[a]	41,100	2,632,044
Lenovo Group, Ltd.	1,614,000	2,203,257
New Oriental Education & Technology Group, Inc. ADR	80,802	2,146,909
PAX Global Technology, Ltd.[a]	3,203,000	2,103,539
58.Com, Inc. ADR[a]	28,700	1,551,522
Jumei International Holding, Ltd. ADR[a]	49,000	1,332,800
Total China/Hong Kong		58,286,554
JAPAN: 16.6%
SoftBank Corp.	55,500	4,132,437
Hoya Corp.	112,800	3,747,937
Murata Manufacturing Co., Ltd.	37,500	3,509,575
Hitachi, Ltd.	475,000	3,479,098
Asahi Intecc Co., Ltd.	84,400	3,465,811
FANUC Corp.	17,900	3,086,847
Olympus Corp.[a]	87,300	3,007,522
Keyence Corp.	6,500	2,835,669
THK Co., Ltd.	84,400	1,989,509
Total Japan		29,254,405
TAIWAN: 16.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,785,933	7,566,499
Delta Electronics, Inc.	726,000	5,288,532
MediaTek, Inc.	262,000	4,431,308
PChome Online, Inc.	385,732	4,276,150
Ginko International Co., Ltd.	139,000	2,406,826
Epistar Corp.	927,000	2,297,475
Largan Precision Co., Ltd.	20,000	1,594,213
St. Shine Optical Co., Ltd.	36,000	889,812
Total Taiwan		28,750,815
SOUTH KOREA: 13.2%
Samsung Electronics Co., Ltd.	4,678	6,112,192
SK Hynix, Inc.[a]	95,300	4,572,855
Naver Corp.	5,348	4,413,501
SK Telecom Co., Ltd. ADR	107,700	2,793,738
SaraminHR Co., Ltd.	180,608	2,061,694
Seoul Semiconductor Co., Ltd.	49,443	1,861,809
Bixolon Co., Ltd.	143,225	1,507,557
Total South Korea		23,323,346
	Shares	Value
INDIA: 9.1%
Info Edge India, Ltd.	455,757	$5,106,949
Mindtree, Ltd.	235,532	3,448,099
Ipca Laboratories, Ltd.	216,499	3,159,924
Lupin, Ltd.	137,532	2,396,549
Just Dial, Ltd.[a]	78,161	1,899,607
Total India		16,011,128
INDONESIA: 2.7%
PT XL Axiata	5,918,300	2,546,042
PT Astra Graphia	11,417,000	2,166,870
Total Indonesia		4,712,912
SINGAPORE: 1.9%
Singapore Telecommunications, Ltd.	1,099,000	3,393,335
Total Singapore		3,393,335
MALAYSIA: 1.2%
Silverlake Axis, Ltd.	2,329,000	2,241,399
Total Malaysia		2,241,399
UNITED STATES: 1.2%
Cognizant Technology Solutions Corp. Class Aa	43,100	2,108,021
Total United States		2,108,021
TOTAL COMMON EQUITIES		168,081,915
(Cost $106,171,567)

PREFERRED EQUITIES: 2.2%

SOUTH KOREA: 2.2%
Samsung Electronics Co., Ltd., Pfd.	3,670	3,844,831
Total South Korea		3,844,831
TOTAL PREFERRED EQUITIES		3,844,831
(Cost $3,097,913)
TOTAL INVESTMENTS: 97.4%		171,926,746
(Cost $109,269,480b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.6%		4,586,317
NET ASSETS: 100.0%		$176,513,063

a  Non-income producing security.

b  Cost for federal income tax purposes is $109,507,158 and net unrealized appreciation consists of:

Gross unrealized appreciation	$63,312,687
Gross unrealized depreciation	(893,099)
Net unrealized appreciation	$62,419,588

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to financial statements.

78 MATTHEWS ASIA FUNDS

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of June 30, 2014. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus or financial reports, please call us at 800.789.ASIA (2742).

Redemption Fee Policy: The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage short-term trading activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

Index Definitions

The HSBC Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI Emerging Markets (EM) Asia Index is a free float-adjusted market capitalization weighted index of the stock markets of China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The S&P Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong Exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI All Country Asia Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Information Technology Index is a free float–adjusted market capitalization–weighted index designed to measure the combined equity market performance of companies in the information technology sector of developed and emerging markets countries in Asia. Component companies include those of software and services, technology hardware and equipment, and semiconductors and semiconductor equipment.

matthewsasia.com | 800.789.ASIA 79

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Operating Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Operating Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve market timing activity. The Funds may also waive the imposition of redemption fees in certain circumstances.

For more information on this policy, please see the Funds' prospectus.

The Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

80 MATTHEWS ASIA FUNDS

  June 30, 2014

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/14– 6/30/14[2]	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/14– 6/30/14[2]
ASIA FIXED INCOME STRATEGY
Matthews Asia Strategic Income Fund
Actual Fund Return	$1,000.00	$1,045.40	1.15%	$5.83	$1,000.00	$1,045.30	0.97%	$4.92
Hypothetical 5% Return	$1,000.00	$1,019.09	1.15%	$5.76	$1,000.00	$1,019.98	0.97%	$4.86
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,049.10	1.09%	$5.54	$1,000.00	$1,050.00	0.93%	$4.73
Hypothetical 5% Return	$1,000.00	$1,019.39	1.09%	$5.46	$1,000.00	$1,020.18	0.93%	$4.66
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,053.00	1.07%	$5.45	$1,000.00	$1,053.60	0.94%	$4.79
Hypothetical 5% Return	$1,000.00	$1,019.49	1.07%	$5.36	$1,000.00	$1,020.13	0.94%	$4.71
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$990.00	1.21%	$5.97	$1,000.00	$990.90	1.03%	$5.08
Hypothetical 5% Return	$1,000.00	$1,018.79	1.21%	$6.06	$1,000.00	$1,019.69	1.03%	$5.16
ASIA GROWTH STRATEGIES
Matthews Asia Focus Fund
Actual Fund Return	$1,000.00	$1,059.00	1.69%	$8.63	$1,000.00	$1,060.00	1.41%	$7.20
Hypothetical 5% Return	$1,000.00	$1,016.41	1.69%	$8.45	$1,000.00	$1,017.80	1.41%	$7.05
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,038.30	1.12%	$5.66	$1,000.00	$1,039.10	0.93%	$4.70
Hypothetical 5% Return	$1,000.00	$1,019.24	1.12%	$5.61	$1,000.00	$1,020.18	0.93%	$4.66
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,104.80	1.10%	$5.74	$1,000.00	$1,106.10	0.93%	$4.86
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51	$1,000.00	$1,020.18	0.93%	$4.66
Matthews Emerging Asia Fund
Actual Fund Return	$1,000.00	$1,119.80	1.73%	$9.09	$1,000.00	$1,122.00	1.52%	$8.00
Hypothetical 5% Return	$1,000.00	$1,016.22	1.73%	$8.65	$1,000.00	$1,017.26	1.52%	$7.60
Matthews China Fund
Actual Fund Return	$1,000.00	$948.30	1.13%	$5.46	$1,000.00	$949.60	0.96%	$4.64
Hypothetical 5% Return	$1,000.00	$1,019.19	1.13%	$5.66	$1,000.00	$1,020.03	0.96%	$4.81
Matthews India Fund
Actual Fund Return	$1,000.00	$1,359.30	1.13%	$6.61	$1,000.00	$1,358.70	1.03%	$6.02
Hypothetical 5% Return	$1,000.00	$1,019.19	1.13%	$5.66	$1,000.00	$1,019.69	1.03%	$5.16
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,029.60	1.05%	$5.28	$1,000.00	$1,030.20	0.92%	$4.63
Hypothetical 5% Return	$1,000.00	$1,019.59	1.05%	$5.26	$1,000.00	$1,020.23	0.92%	$4.61
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,053.80	1.14%	$5.81	$1,000.00	$1,055.40	0.97%	$4.94
Hypothetical 5% Return	$1,000.00	$1,019.14	1.14%	$5.71	$1,000.00	$1,019.98	0.97%	$4.86
ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$1,115.30	1.47%	$7.71	$1,000.00	$1,116.40	1.26%	$6.61
Hypothetical 5% Return	$1,000.00	$1,017.50	1.47%	$7.35	$1,000.00	$1,018.55	1.26%	$6.31
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$981.80	1.84%	$9.04
Hypothetical 5% Return	$1,000.00	$1,015.67	1.84%	$9.20
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund
Actual Fund Return	$1,000.00	$1,078.60	1.18%	$6.08	$1,000.00	$1,080.30	0.98%	$5.05
Hypothetical 5% Return	$1,000.00	$1,018.94	1.18%	$5.91	$1,000.00	$1,019.93	0.98%	$4.91

1  Annualized, based on the Fund's most recent fiscal half-year expenses.

2  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, then divided by 365.
matthewsasia.com | 800.789.ASIA 81

Statements of Assets and Liabilities (Unaudited)  June 30, 2014

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$52,683,935	$4,300,912,182	$4,402,579,398	$127,297,528
Affiliated issuers	—	138,135,590	943,212,752	—
Total investments	52,683,935	4,439,047,772	5,345,792,150	127,297,528
Cash	1,205,211	111,548,001	47,904,973	1,036,074
Cash pledged as collateral for financial futures contracts	39,000	—	—	—
Foreign currency at value (B)	27,036	5,654,250	17,895,166	360,440
Dividends, interest and other receivable—Unaffiliated issuers	1,151,402	5,994,449	6,852,301	740,556
Dividends receivable—Affiliated issuers	—	—	—	—
Receivable for securities sold	—	390,671	4,936,784	—
Receivable for capital shares sold	87,800	5,659,650	6,937,684	648,115
Due from Advisor (Note 5)	—	—	—	—
Prepaid expenses	12,278	89,355	38,814	17,177
TOTAL ASSETS	55,206,662	4,568,384,148	5,430,357,872	130,099,890
LIABILITIES:
Payable for securities purchased	—	4,632,964	19,189,319	—
Payable for capital shares redeemed	1,060	4,482,119	11,337,505	72,071
Payable for daily variation margin on financial futures contracts	2,344	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	8,403	—	—	—
Deferred foreign capital gains tax liability (Note 2-D)	12,916	—	7,953,331	—
Due to Advisor (Note 5)	17,998	2,504,111	2,975,517	71,097
Administration and accounting fees payable	338	28,783	34,183	816
Accounting out-of-pocket fees payable	6,796	4,533	3,379	1,437
Administration and shareholder servicing fees payable	8,319	797,995	970,366	22,422
Professional fees payable	20,950	17,780	17,892	22,225
Transfer agent fees payable	4,658	538,273	693,402	16,357
Offering costs (Note 2-E)	—	—	—	—
Accrued other expenses payable	4,849	306,875	391,077	16,098
TOTAL LIABILITIES	88,631	13,313,433	43,565,971	222,523
NET ASSETS	$55,118,031	$4,555,070,715	$5,386,791,901	$129,877,367
NET ASSETS:
Investor Class	$47,116,557	$3,285,219,155	$3,270,968,626	$103,253,933
Institutional Class	8,001,474	1,269,851,560	2,115,823,275	26,623,434
TOTAL	$55,118,031	$4,555,070,715	$5,386,791,901	$129,877,367
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	4,407,043	166,813,138	200,784,232	7,683,296
Institutional Class	748,926	64,518,936	129,945,830	1,981,361
TOTAL	5,155,969	231,332,074	330,730,062	9,664,657

See accompanying notes to financial statements.

82 MATTHEWS ASIA FUNDS

	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$8,870,434	$805,780,431	$6,644,435,204	$68,941,005
Affiliated issuers	—	—	1,142,034,999	—
Total investments	8,870,434	805,780,431	7,786,470,203	68,941,005
Cash	535,870	14,379,402	86,860,636	3,041,179
Cash pledged as collateral for financial futures contracts	—	—	—	—
Foreign currency at value (B)	—	4,981,668	5,403,611	837,450
Dividends, interest and other receivable—Unaffiliated issuers	20,258	315,281	13,861,047	70,162
Dividends receivable—Affiliated issuers	—	—	1,894,700	—
Receivable for securities sold	—	—	8,689,790	—
Receivable for capital shares sold	8,200	2,412,507	3,316,290	204,745
Due from Advisor (Note 5)	1,332	—	—	—
Prepaid expenses	20,378	36,392	79,323	23,059
TOTAL ASSETS	9,456,472	827,905,681	7,906,575,600	73,117,600
LIABILITIES:
Payable for securities purchased	—	4,112,682	20,705,791	567,216
Payable for capital shares redeemed	—	387,624	5,562,238	42,647
Payable for daily variation margin on financial futures contracts	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—
Deferred foreign capital gains tax liability (Note 2-D)	5,063	—	8,250,572	455,956
Due to Advisor (Note 5)	—	448,086	4,247,162	35,086
Administration and accounting fees payable	59	5,150	48,775	443
Accounting out-of-pocket fees payable	1,593	3,593	3,328	1,599
Administration and shareholder servicing fees payable	739	132,318	1,172,785	8,124
Professional fees payable	19,348	21,002	12,152	11,088
Transfer agent fees payable	—	75,290	582,175	—
Offering costs (Note 2-E)	58,006	—	—	58,609
Accrued other expenses payable	1,177	66,802	706,563	9,508
TOTAL LIABILITIES	85,985	5,252,547	41,291,541	1,190,276
NET ASSETS	$9,370,487	$822,653,134	$7,865,284,059	$71,927,324
NET ASSETS:
Investor Class	$6,755,650	$560,246,002	$3,042,660,160	$64,406,499
Institutional Class	2,614,837	262,407,132	4,822,623,899	7,520,825
TOTAL	$9,370,487	$822,653,134	$7,865,284,059	$71,927,324
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	660,473	25,487,304	110,187,989	5,790,406
Institutional Class	255,366	11,878,280	174,605,009	676,005
TOTAL	915,839	37,365,584	284,792,998	6,466,411

matthewsasia.com | 800.789.ASIA 83

Statements of Assets and Liabilities (Unaudited) (continued)  June 30, 2014

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.69	$19.69	$16.29	$13.44
Institutional Class, offering price and redemption price	$10.68	$19.68	$16.28	$13.44
NET ASSETS CONSIST OF:
Capital paid-in	$55,257,590	$3,521,534,196	$4,613,012,727	$118,735,253
Undistributed (distributions in excess of) net investment income (loss)	139,995	(25,312,776)	(155,075,572)	(460,313)
Undistributed/accumulated net realized gain (loss) on investments, financial futures contracts, foreign currency related transactions and foreign capital gains taxes	(1,273,185)	90,238,653	(217,286,295)	542,933
Net unrealized appreciation (depreciation) on investments, financial futures contracts, foreign currency translations and deferred foreign capital gains taxes	993,631	968,610,642	1,146,141,041	11,059,494
NET ASSETS	$55,118,031	$4,555,070,715	$5,386,791,901	$129,877,367
(A) Investments at cost:
Unaffiliated issuers	$51,681,245	$3,390,239,687	$3,399,290,006	$116,238,391
Affiliated issuers	—	80,214,361	794,041,223	—
Total investments at cost	$51,681,245	$3,470,454,048	$4,193,331,229	$116,238,391
(B) Foreign currency at cost	$27,036	$5,659,584	$16,265,179	$360,440

See accompanying notes to financial statements.

84 MATTHEWS ASIA FUNDS

	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.23	$21.98	$27.61	$11.12
Institutional Class, offering price and redemption price	$10.24	$22.09	$27.62	$11.13
NET ASSETS CONSIST OF:
Capital paid-in	$9,094,163	$663,053,564	$5,049,202,310	$65,529,938
Undistributed (distributions in excess of) net investment income (loss)	28,199	(542,858)	31,410,175	210,963
Undistributed/accumulated net realized gain (loss) on investments, financial futures contracts, foreign currency related transactions and foreign capital gains taxes	(256,191)	(29,044,768)	270,855,614	(623,551)
Net unrealized appreciation (depreciation) on investments, financial futures contracts, foreign currency translations and deferred foreign capital gains taxes	504,316	189,187,196	2,513,815,960	6,809,974
NET ASSETS	$9,370,487	$822,653,134	$7,865,284,059	$71,927,324
(A) Investments at cost:
Unaffiliated issuers	$8,361,149	$616,583,727	$4,192,334,761	$61,678,921
Affiliated issuers	—	—	1,072,051,069	—
Total investments at cost	$8,361,149	$616,583,727	$5,264,385,830	$61,678,921
(B) Foreign currency at cost	$—	$4,991,958	$5,389,940	$833,731

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Statements of Assets and Liabilities (Unaudited) (continued)  June 30, 2014

	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$1,121,780,034	$637,695,738	$448,396,689	$206,046,077
Affiliated issuers	—	—	—	—
Total investments	1,121,780,034	637,695,738	448,396,689	206,046,077
Cash	9,097,344	9,587,301	16,968,713	8,473,156
Foreign currency at value (B)	1,676,916	3,199,706	1,185,535	—
Dividends, interest and other receivable—Unaffiliated issuers	4,595,085	953,144	294,235	29,131
Receivable for securities sold	1,483,917	—	—	—
Receivable for capital shares sold	801,044	1,493,663	2,262,838	43,147
Prepaid expenses	39,838	29,841	24,739	17,535
TOTAL ASSETS	1,139,474,178	652,959,393	469,132,749	214,609,046
LIABILITIES:
Payable for securities purchased	—	7,638,229	2,628,325	101,249
Payable for capital shares redeemed	3,960,549	542,508	642,361	37,728
Deferred foreign capital gains tax liability (Note 2-D)	—	508,078	—	—
Due to Advisor (Note 5)	623,779	343,694	249,860	103,208
Administration and accounting fees payable	7,151	3,951	2,875	1,188
Administration and shareholder servicing fees payable	238,607	89,294	75,626	27,921
Professional fees payable	24,018	28,654	22,374	21,960
Accrued other expenses payable	359,429	133,502	68,922	34,361
TOTAL LIABILITIES	5,213,533	9,287,910	3,690,343	327,615
NET ASSETS	$1,134,260,645	$643,671,483	$465,442,406	$214,281,431
NET ASSETS:
Investor Class	$1,055,646,095	$637,439,100	$362,459,566	$138,985,117
Institutional Class	78,614,550	6,232,383	102,982,840	75,296,314
TOTAL	$1,134,260,645	$643,671,483	$465,442,406	$214,281,431
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	48,735,089	28,810,176	21,728,190	22,164,207
Institutional Class	3,629,914	281,242	6,168,870	11,966,561
TOTAL	52,365,003	29,091,418	27,897,060	34,130,768

See accompanying notes to financial statements.

86 MATTHEWS ASIA FUNDS

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$534,208,960	$22,696,364	$171,926,746
Affiliated issuers	6,914,270	—	—
Total investments	541,123,230	22,696,364	171,926,746
Cash	20,207,965	517,057	4,586,378
Foreign currency at value (B)	58,010	15,305	163,689
Dividends, interest and other receivable—Unaffiliated issuers	795,127	120,252	94,393
Receivable for securities sold	546,192	—	—
Receivable for capital shares sold	3,592,431	7,354	41,700
Prepaid expenses	28,602	10,225	11,693
TOTAL ASSETS	566,351,557	23,366,557	176,824,599
LIABILITIES:
Payable for securities purchased	—	—	—
Payable for capital shares redeemed	726,331	41,300	136,789
Deferred foreign capital gains tax liability (Note 2-D)	—	—	—
Due to Advisor (Note 5)	443,848	9,915	95,098
Administration and accounting fees payable	3,462	147	1,092
Administration and shareholder servicing fees payable	81,354	4,128	25,383
Professional fees payable	20,610	22,530	19,720
Accrued other expenses payable	87,794	6,131	33,454
TOTAL LIABILITIES	1,363,399	84,151	311,536
NET ASSETS	$564,988,158	$23,282,406	$176,513,063
NET ASSETS:
Investor Class	$496,671,929	$23,282,406	$117,659,567
Institutional Class	68,316,229	—	58,853,496
TOTAL	$564,988,158	$23,282,406	$176,513,063
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	23,030,619	2,398,582	8,662,036
Institutional Class	3,166,340	—	4,331,365
TOTAL	26,196,959	2,398,582	12,993,401

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Statements of Assets and Liabilities (Unaudited) (continued)  June 30, 2014

	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$21.66	$22.13	$16.68	$6.27
Institutional Class, offering price and redemption price	$21.66	$22.16	$16.69	$6.29
NET ASSETS CONSIST OF:
Capital paid-in	$930,984,500	$482,763,547	$471,667,639	$129,991,898
Undistributed (distributions in excess of) net investment income (loss)	8,931,886	2,216,715	(1,257,384)	(1,057,834)
Undistributed/accumulated net realized gain (loss) on investments, and foreign currency related transactions	3,948,617	7,237,329	(60,827,535)	10,777,409
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	190,395,642	151,453,892	55,859,686	74,569,958
NET ASSETS	$1,134,260,645	$643,671,483	$465,442,406	$214,281,431
(A) Investments at cost:
Unaffiliated issuers	$931,386,402	$485,541,222	$392,538,621	$131,476,119
Affiliated issuers	—	—	—	—
Total investments at cost	$931,386,402	$485,541,222	$392,538,621	$131,476,119
(B) Foreign currency at cost	$1,676,916	$3,302,903	$1,184,628	$—

See accompanying notes to financial statements.

88 MATTHEWS ASIA FUNDS

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$21.57	$9.71	$13.58
Institutional Class, offering price and redemption price	$21.58	$—	$13.59
NET ASSETS CONSIST OF:
Capital paid-in	$460,963,961	$19,997,860	$111,468,697
Undistributed (distributions in excess of) net investment income (loss)	3,017,079	(173,606)	(6,069)
Undistributed/accumulated net realized gain (loss) on investments, and foreign currency related transactions	(14,599,126)	(1,150,172)	2,392,826
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	115,606,244	4,608,324	62,657,609
NET ASSETS	$564,988,158	$23,282,406	$176,513,063
(A) Investments at cost:
Unaffiliated issuers	$418,465,822	$18,088,158	$109,269,480
Affiliated issuers	7,042,779	—	—
Total investments at cost	$425,508,601	$18,088,158	$109,269,480
(B) Foreign currency at cost	$58,010	$15,305	$163,689

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Statements of Operations (Unaudited)  Six-Month Period Ended June 30, 2014

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$65,466	$59,136,945	$66,478,897	$2,464,087
Dividends—Affiliated Issuers (Note 7)	—	5,079,564	20,091,726	—
Interest	1,354,938	4,326,717	870	—
Foreign withholding tax	(14,385)	(3,193,462)	(4,407,740)	(70,531)
TOTAL INVESTMENT INCOME	1,406,019	65,349,764	82,163,753	2,393,556
EXPENSES:
Investment advisory fees (Note 5)	166,766	14,459,723	17,882,173	449,132
Administration and accounting fees (Note 5)	2,036	172,633	213,458	5,361
Administration and shareholder servicing fees (Note 5)	50,719	4,391,436	5,128,830	138,627
Accounting out-of-pocket fees	18,725	21,351	21,049	12,959
Custodian fees	12,045	536,745	693,455	29,865
Printing fees	2,060	177,136	226,157	9,565
Professional fees	19,507	38,628	47,413	19,418
Registration fees	20,387	63,939	137,399	25,814
Transfer agent fees	29,425	2,589,883	2,744,536	89,994
Trustees fees	972	84,058	105,190	2,616
Offering costs (Note 2-E)	—	—	—	—
Other expenses	536	54,285	63,775	3,919
TOTAL EXPENSES	323,178	22,589,817	27,263,435	787,270
Advisory fees waived and expenses waived or reimbursed (Note 5)	(37,115)	—	—	—
NET EXPENSES	286,063	22,589,817	27,263,435	787,270
NET INVESTMENT INCOME (LOSS)	1,119,956	42,759,947	54,900,318	1,606,286
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FINANCIAL FUTURES CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(84,488)	73,783,251	(16,363,784)	1,859,321
Net realized gain (loss) on investments—Affiliated Issuers	—	—	13,882,046	—
Net realized gain (loss) on financial futures contracts	(84,836)	—	—	—
Net realized foreign capital gains tax	—	—	—	—
Net realized gain (loss) on foreign currency related transactions	(447,117)	69,217	(5,404)	(103)
Net change in unrealized appreciation/depreciation on investments	1,907,062	96,507,158	210,716,965	(5,698,578)
Net change in deferred foreign capital gains taxes on unrealized appreciation	(8,570)	—	(5,672,152)	—
Net change in unrealized appreciation/depreciation on financial futures contracts	(49,483)	—	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	(45,532)	(6,024)	1,614,499	357
Net realized and unrealized gain (loss) on investments, financial futures contracts, foreign currency related transactions and deferred capital gains taxes	1,187,036	170,353,602	204,172,170	(3,839,003)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,306,992	$213,113,549	$259,072,488	($2,232,717)

See accompanying notes to financial statements.

90 MATTHEWS ASIA FUNDS

	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$96,165	$8,911,393	$67,853,061	$730,975
Dividends—Affiliated Issuers (Note 7)	—	—	4,347,103	—
Interest	—	20	—	—
Foreign withholding tax	(2,265)	(678,085)	(5,012,269)	(47,763)
TOTAL INVESTMENT INCOME	93,900	8,233,328	67,187,895	683,212
EXPENSES:
Investment advisory fees (Note 5)	27,311	2,573,739	24,416,119	277,263
Administration and accounting fees (Note 5)	326	30,725	291,550	2,204
Administration and shareholder servicing fees (Note 5)	8,667	759,439	6,605,065	56,100
Accounting out-of-pocket fees	12,035	18,552	23,025	17,722
Custodian fees	12,115	160,257	1,514,986	68,163
Printing fees	611	27,329	182,835	5,675
Professional fees	8,455	24,292	55,466	9,794
Registration fees	9,302	39,720	65,144	10,930
Transfer agent fees	6,265	421,527	2,934,492	33,990
Trustees fees	151	14,224	141,224	793
Offering costs (Note 2-E)	19,582	—	—	19,781
Other expenses	633	14,972	102,657	978
TOTAL EXPENSES	105,453	4,084,776	36,332,563	503,393
Advisory fees waived and expenses waived or reimbursed (Note 5)	(40,050)	—	—	(32,964)
NET EXPENSES	65,403	4,084,776	36,332,563	470,429
NET INVESTMENT INCOME (LOSS)	28,497	4,148,552	30,855,332	212,783
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FINANCIAL FUTURES CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(149,046)	13,220,410	168,732,642	(493,886)
Net realized gain (loss) on investments—Affiliated Issuers	—	—	8,573,408	—
Net realized gain (loss) on financial futures contracts	—	—	—	—
Net realized foreign capital gains tax	(1,715)	—	—	—
Net realized gain (loss) on foreign currency related transactions	141	(85,846)	(421,598)	(16,102)
Net change in unrealized appreciation/depreciation on investments	552,850	13,154,579	533,530,365	6,698,638
Net change in deferred foreign capital gains taxes on unrealized appreciation	4,438	—	(7,061,463)	(283,164)
Net change in unrealized appreciation/depreciation on financial futures contracts	—	—	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	32	(24,520)	(43,657)	5,316
Net realized and unrealized gain (loss) on investments, financial futures contracts, foreign currency related transactions and deferred capital gains taxes	406,700	26,264,623	703,309,697	5,910,802
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$435,197	$30,413,175	$734,165,029	$6,123,585

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Statements of Operations (Unaudited) (continued)  Six-Month Period Ended June 30, 2014

	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$15,974,309	$3,062,253	$4,351,809	$473,328
Dividends—Affiliated Issuers (Note 7)	—	—	—	—
Foreign withholding tax	(597,015)	—	(433,099)	(77,907)
TOTAL INVESTMENT INCOME	15,377,294	3,062,253	3,918,710	395,421
EXPENSES:
Investment advisory fees (Note 5)	3,967,159	1,576,884	1,433,854	558,467
Administration and accounting fees (Note 5)	47,344	18,843	17,106	6,665
Administration and shareholder servicing fees (Note 5)	1,290,533	481,029	403,598	159,607
Accounting out-of-pocket fees	17,732	14,226	18,256	16,688
Custodian fees	159,356	134,492	38,583	38,708
Printing fees	96,037	37,366	16,939	8,456
Professional fees	25,324	31,609	20,894	19,632
Registration fees	27,106	19,968	34,744	18,486
Transfer agent fees	935,007	324,671	194,475	89,828
Trustees fees	26,603	8,636	7,197	3,009
Other expenses	17,427	11,094	5,570	3,172
TOTAL EXPENSES	6,609,628	2,658,818	2,191,216	922,718
Advisory fees waived and expenses waived or reimbursed (Note 5)	—	—	—	—
NET EXPENSES	6,609,628	2,658,818	2,191,216	922,718
NET INVESTMENT INCOME (LOSS)	8,767,666	403,435	1,727,494	(527,297)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	4,527,955	5,074,754	3,429,283	1,622,197
Net realized gain (loss) on foreign currency related transactions	18,643	(28,800)	75,615	(127,070)
Net change in unrealized appreciation/depreciation on investments	(87,701,467)	145,423,425	7,672,440	9,585,795
Net change in deferred foreign capital gains taxes on unrealized appreciation	—	(508,078)	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	2,010	(97,805)	2,734	(7,033)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred capital gains taxes	(83,152,859)	149,863,496	11,180,072	11,073,889
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($74,385,193)	$150,266,931	$12,907,566	$10,546,592

See accompanying notes to financial statements.

92 MATTHEWS ASIA FUNDS

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$5,092,424	$285,239	$862,076
Dividends—Affiliated Issuers (Note 7)	48,687	—	—
Foreign withholding tax	(251,116)	(6,184)	(62,623)
TOTAL INVESTMENT INCOME	4,889,995	279,055	799,453
EXPENSES:
Investment advisory fees (Note 5)	2,461,501	122,765	537,434
Administration and accounting fees (Note 5)	19,542	973	6,417
Administration and shareholder servicing fees (Note 5)	507,402	27,263	153,880
Accounting out-of-pocket fees	19,690	15,101	15,113
Custodian fees	135,925	15,461	39,514
Printing fees	19,019	1,667	8,411
Professional fees	24,101	18,957	20,277
Registration fees	24,621	11,145	27,492
Transfer agent fees	318,571	20,866	83,899
Trustees fees	8,629	469	2,948
Other expenses	8,631	1,389	2,678
TOTAL EXPENSES	3,547,632	236,056	898,063
Advisory fees waived and expenses waived or reimbursed (Note 5)	(11,433)	(12,047)	—
NET EXPENSES	3,536,199	224,009	898,063
NET INVESTMENT INCOME (LOSS)	1,353,796	55,046	(98,610)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(6,291,560)	238,446	7,496,134
Net realized gain (loss) on foreign currency related transactions	(39,667)	(610)	(9,399)
Net change in unrealized appreciation/depreciation on investments	59,935,712	(703,020)	5,310,379
Net change in deferred foreign capital gains taxes on unrealized appreciation	893,784	—	201,559
Net change in unrealized appreciation/depreciation on foreign currency related translations	5,320	134	895
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred capital gains taxes	54,503,589	(465,050)	12,999,568
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$55,857,385	($410,004)	$12,900,958

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Statements of Changes in Net Assets

MATTHEWS ASIA STRATEGIC INCOME FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net investment income (loss)	$1,119,956	$1,994,476
Net realized gain (loss) on investments, financial futures contracts and foreign currency related transactions	(616,441)	(686,231)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	1,861,530	(2,845,630)
Net change on deferred foreign capital gains taxes on unrealized appreciation	(8,570)	2,295
Net change in unrealized appreciation/depreciation on financial futures contracts	(49,483)	64,922
Net increase (decrease) in net assets resulting from operations	2,306,992	(1,470,168)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(833,368)	(1,589,709)
Institutional Class	(153,303)	(258,124)
Realized gains on investments:
Investor Class	—	(36,733)
Institutional Class	—	(7,098)
Net decrease in net assets resulting from distributions	(986,671)	(1,891,664)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	8,082,467	13,276,778
REDEMPTION FEES	2,359	114,081
Total increase (decrease) in net assets	9,405,147	10,029,027
NET ASSETS:
Beginning of period	45,712,884	35,683,857
End of period (including undistributed net investment income of $139,995 and $6,710, respectively)	$55,118,031	$45,712,884
MATTHEWS ASIAN GROWTH AND INCOME FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net investment income (loss)	$42,759,947	$98,019,078
Net realized gain (loss) on investments and foreign currency related transactions	73,852,468	42,085,019
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	96,501,134	58,566,154
Net change on deferred foreign capital gains taxes on unrealized appreciation	—	1,468,703
Net increase (decrease) in net assets resulting from operations	213,113,549	200,138,954
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(24,573,225)	(81,799,391)
Institutional Class	(10,516,529)	(28,309,395)
Realized gains on investments:
Investor Class	—	(20,324,691)
Institutional Class	—	(7,044,765)
Net decrease in net assets resulting from distributions	(35,089,754)	(137,478,242)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(21,920,287)	263,721,884
REDEMPTION FEES	163,397	560,563
Total increase (decrease) in net assets	156,266,905	326,943,159
NET ASSETS:
Beginning of period	4,398,803,810	4,071,860,651
End of period (including distributions in excess of net investment income of ($25,312,776) and ($32,982,969), respectively)	$4,555,070,715	$4,398,803,810

See accompanying notes to financial statements.

94 MATTHEWS ASIA FUNDS

MATTHEWS ASIA DIVIDEND FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net investment income (loss)	$54,900,318	$108,909,756
Net realized gain (loss) on investments and foreign currency related transactions	(2,487,142)	(64,491,059)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	212,331,464	443,462,578
Net change on deferred foreign capital gains taxes on unrealized appreciation	(5,672,152)	(793,218)
Net increase (decrease) in net assets resulting from operations	259,072,488	487,088,057
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(27,304,797)	(140,503,427)
Institutional Class	(18,725,702)	(71,771,090)
Net decrease in net assets resulting from distributions	(46,030,499)	(212,274,517)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(620,420,825)	1,815,678,058
REDEMPTION FEES	266,804	808,032
Total increase (decrease) in net assets	(407,112,032)	2,091,299,630
NET ASSETS:
Beginning of period	5,793,903,933	3,702,604,303
End of period (including distributions in excess of net investment income of ($155,075,572) and ($163,945,391), respectively)	$5,386,791,901	$5,793,903,933
MATTHEWS CHINA DIVIDEND FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net investment income (loss)	$1,606,286	$2,412,931
Net realized gain (loss) on investments and foreign currency related transactions	1,859,218	850,798
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(5,698,221)	10,206,363
Net increase (decrease) in net assets resulting from operations	(2,232,717)	13,470,092
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(1,232,200)	(1,996,260)
Institutional Class	(341,843)	(381,714)
Net decrease in net assets resulting from distributions	(1,574,043)	(2,377,974)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(17,104,028)	79,790,869
REDEMPTION FEES	33,730	135,085
Total increase (decrease) in net assets	(20,877,058)	91,018,072
NET ASSETS:
Beginning of period	150,754,425	59,736,353
End of period (including distributions in excess of net investment income of ($460,313) and ($492,556), respectively)	$129,877,367	$150,754,425

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 95

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA FOCUS FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Period Ended December 31, 2013[1]
OPERATIONS:
Net investment income (loss)	$28,497	$32,814
Net realized gain (loss) on investments and foreign currency related transactions	(150,620)	(109,556)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	552,882	(43,503)
Net change on deferred foreign capital gains taxes on unrealized appreciation	4,438	(9,501)
Net increase (decrease) in net assets resulting from operations	435,197	(129,746)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(50,059)
Institutional Class	—	(19,682)
Net decrease in net assets resulting from distributions	—	(69,741)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	559,342	8,573,304
REDEMPTION FEES	167	1,964
Total increase (decrease) in net assets	994,706	8,375,781
NET ASSETS:
Beginning of period	8,375,781	—
End of period (including undistributed/(distributions in excess of) net investment income of $28,199 and ($298), respectively)	$9,370,487	$8,375,781

1  Matthews Asia Focus Fund commenced operations on April 30, 2013.

MATTHEWS ASIA GROWTH FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net investment income (loss)	$4,148,552	$3,853,432
Net realized gain (loss) on investments and foreign currency related transactions	13,134,564	7,923,392
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	13,130,059	88,166,202
Net change on deferred foreign capital gains taxes on unrealized appreciation	—	356,319
Net increase (decrease) in net assets resulting from operations	30,413,175	100,299,345
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(8,514,779)
Institutional Class	—	(3,834,235)
Net decrease in net assets resulting from distributions	—	(12,349,014)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	5,937,157	274,137,238
REDEMPTION FEES	43,676	145,542
Total increase (decrease) in net assets	36,394,008	362,233,111
NET ASSETS:
Beginning of period	786,259,126	424,026,015
End of period (including distributions in excess of net investment income of ($542,858) and ($4,691,410), respectively)	$822,653,134	$786,259,126

See accompanying notes to financial statements.

96 MATTHEWS ASIA FUNDS

MATTHEWS PACIFIC TIGER FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net investment income (loss)	$30,855,332	$55,952,538
Net realized gain (loss) on investments and foreign currency related transactions	176,884,452	139,017,233
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	533,486,708	67,110,361
Net change on deferred foreign capital gains taxes on unrealized appreciation	(7,061,463)	1,887,327
Net increase (decrease) in net assets resulting from operations	734,165,029	263,967,459
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(18,386,626)
Institutional Class	—	(37,413,781)
Realized gains on investments:
Investor Class	—	(18,776,931)
Institutional Class	—	(29,778,886)
Net decrease in net assets resulting from distributions	—	(104,356,224)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(502,142,498)	708,410,077
REDEMPTION FEES	114,481	531,715
Total increase (decrease) in net assets	232,137,012	868,553,027
NET ASSETS:
Beginning of period	7,633,147,047	6,764,594,020
End of period (including undistributed net investment income of $31,410,175 and $554,843, respectively)	$7,865,284,059	$7,633,147,047
MATTHEWS EMERGING ASIA FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Period Ended December 31, 2013[1]
OPERATIONS:
Net investment income (loss)	$212,783	($14,137)
Net realized gain (loss) on investments and foreign currency related transactions	(509,988)	(137,948)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	6,703,954	561,976
Net change on deferred foreign capital gains taxes on unrealized appreciation	(283,164)	(172,792)
Net increase (decrease) in net assets resulting from operations	6,123,585	237,099
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(1,843)
Institutional Class	—	(283)
Return of capital:
Investor Class	—	(30,975)
Institutional Class	—	(4,757)
Net decrease in net assets resulting from distributions	—	(37,858)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	25,760,408	39,826,472
REDEMPTION FEES	4,320	13,298
Total increase (decrease) in net assets	31,888,313	40,039,011
NET ASSETS:
Beginning of period	40,039,011	—
End of period (including undistributed/(distributions in excess of) net investment income of $210,963 and ($1,820), respectively)	$71,927,324	$40,039,011

1  Matthews Emerging Asia Fund commenced operations on April 30, 2013.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 97

Statements of Changes in Net Assets (continued)

MATTHEWS CHINA FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net investment income (loss)	$8,767,666	$17,648,808
Net realized gain (loss) on investments and foreign currency related transactions	4,546,598	125,883,315
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(87,699,457)	(75,323,757)
Net increase (decrease) in net assets resulting from operations	(74,385,193)	68,208,366
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(14,160,927)
Institutional Class	—	(1,500,281)
Realized gains on investments:
Investor Class	—	(104,225,815)
Institutional Class	—	(9,564,766)
Net decrease in net assets resulting from distributions	—	(129,451,789)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(195,441,196)	(567,939,044)
REDEMPTION FEES	100,175	335,544
Total increase (decrease) in net assets	(269,726,214)	(628,846,923)
NET ASSETS:
Beginning of period	1,403,986,859	2,032,833,782
End of period (including undistributed net investment income of $8,931,886 and $164,220, respectively)	$1,134,260,645	$1,403,986,859
MATTHEWS INDIA FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net investment income (loss)	$403,435	$2,574,277
Net realized gain (loss) on investments and foreign currency related transactions	5,045,954	6,730,985
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	145,325,620	(56,771,054)
Net change on deferred foreign capital gains taxes on unrealized appreciation	(508,078)	—
Net increase (decrease) in net assets resulting from operations	150,266,931	(47,465,792)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(4,840,984)
Institutional Class	—	(41,650)
Realized gains on investments:
Investor Class	—	(369,552)
Institutional Class	—	(2,745)
Net decrease in net assets resulting from distributions	—	(5,254,931)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	62,265,332	(160,379,740)
REDEMPTION FEES	44,762	229,028
Total increase (decrease) in net assets	212,577,025	(212,871,435)
NET ASSETS:
Beginning of period	431,094,458	643,965,893
End of period (including undistributed net investment income of $2,216,715 and $1,813,280, respectively)	$643,671,483	$431,094,458

See accompanying notes to financial statements.

98 MATTHEWS ASIA FUNDS

MATTHEWS JAPAN FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net investment income (loss)	$1,727,494	$578,163
Net realized gain (loss) on investments and foreign currency related transactions	3,504,898	9,951,653
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	7,675,174	41,658,083
Net increase (decrease) in net assets resulting from operations	12,907,566	52,187,899
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(4,541,567)
Institutional Class	—	(927,799)
Net decrease in net assets resulting from distributions	—	(5,469,366)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	79,679,663	220,891,495
REDEMPTION FEES	164,549	384,672
Total increase (decrease) in net assets	92,751,778	267,994,700
NET ASSETS:
Beginning of period	372,690,628	104,695,928
End of period (including distributions in excess of net investment income of ($1,257,384) and ($2,984,878), respectively)	$465,442,406	$372,690,628
MATTHEWS KOREA FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net investment income (loss)	($527,297)	$15,592
Net realized gain (loss) on investments and foreign currency related transactions	1,495,127	11,461,228
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	9,578,762	2,118,216
Net increase (decrease) in net assets resulting from operations	10,546,592	13,595,036
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(405,628)
Institutional Class	—	(57,142)
Realized gains on investments:
Investor Class	—	(5,378,606)
Institutional Class	—	(486,472)
Net decrease in net assets resulting from distributions	—	(6,327,848)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	52,616,448	(6,062,003)
REDEMPTION FEES	5,334	64,006
Total increase (decrease) in net assets	63,168,374	1,269,191
NET ASSETS:
Beginning of period	151,113,057	149,843,866
End of period (including distributions in excess of net investment income of ($1,057,834) and ($530,537), respectively)	$214,281,431	$151,113,057

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net investment income (loss)	$1,353,796	$2,529,900
Net realized gain (loss) on investments and foreign currency related transactions	(6,331,227)	8,712,684
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	59,941,032	17,450,640
Net change on deferred foreign capital gains taxes on unrealized appreciation	893,784	(893,784)
Net increase (decrease) in net assets resulting from operations	55,857,385	27,799,440
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(1,895,218)
Institutional Class	—	(259,608)
Net decrease in net assets resulting from distributions	—	(2,154,826)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	56,973,637	59,667,066
REDEMPTION FEES	36,711	56,198
Total increase (decrease) in net assets	112,867,733	85,367,878
NET ASSETS:
Beginning of period	452,120,425	366,752,547
End of period (including undistributed net investment income of $3,017,079 and $1,663,283, respectively)	$564,988,158	$452,120,425
MATTHEWS CHINA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net investment income (loss)	$55,046	$33,687
Net realized gain (loss) on investments and foreign currency related transactions	237,836	(181,593)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(702,886)	4,876,415
Net increase (decrease) in net assets resulting from operations	(410,004)	4,728,509
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(278,033)
Net decrease in net assets resulting from distributions	—	(278,033)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(2,983,879)	11,950,924
REDEMPTION FEES	2,072	6,383
Total increase (decrease) in net assets	(3,391,811)	16,407,783
NET ASSETS:
Beginning of period	26,674,217	10,266,434
End of period (including distributions in excess of net investment income of ($173,606) and ($228,652), respectively)	$23,282,406	$26,674,217

See accompanying notes to financial statements.
100 MATTHEWS ASIA FUNDS

MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Six-Month Period Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
OPERATIONS:
Net investment income (loss)	($98,610)	$234,791
Net realized gain (loss) on investments and foreign currency related transactions	7,486,735	7,165,943
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	5,311,274	35,540,932
Net change on deferred foreign capital gains taxes on unrealized appreciation	201,559	(201,559)
Net increase (decrease) in net assets resulting from operations	12,900,958	42,740,107
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(68,138)
Institutional Class	—	(119,153)
Net decrease in net assets resulting from distributions	—	(187,291)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	2,577,478	(13,205,251)
REDEMPTION FEES	47,328	11,048
Total increase (decrease) in net assets	15,525,764	29,358,613
NET ASSETS:
Beginning of period	160,987,299	131,628,686
End of period (including undistributed net investment income (loss) of ($6,069) and $92,541, respectively)	$176,513,063	$160,987,299

See accompanying notes to financial statements.

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Financial Highlights

Matthews Asia Strategic Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31		Period Ended
INVESTOR CLASS	(unaudited)	2013	2012	Dec. 31, 2011[1]
Net Asset Value, beginning of period	$10.42	$10.84	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.23	0.40	0.37	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency	0.24	(0.48)	0.95	(0.07)
Total from investment operations	0.47	(0.08)	1.32	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.35)	(0.42)	(0.02)
Net realized gains on investments	—	(0.01)	—	—
Total distributions	(0.20)	(0.36)	(0.42)	(0.02)
Paid-in capital from redemption fees (Note 4)	—[3]	0.02	0.01	—
Net Asset Value, end of period	$10.69	$10.42	$10.84	$9.93
TOTAL RETURN	4.54%[4]	(0.50%)	13.62%	(0.52%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$47,117	$38,051	$29,479	$7,746
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.30%[5]	1.28%	1.85%	3.20%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%[5]	1.20%	1.17%	1.00%[5]
Ratio of net investment income (loss) to average net assets	4.38%[5]	3.75%	3.58%	2.06%[5]
Portfolio turnover[6]	22.41%[4]	48.71%	18.45%	3.66%[4]
	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31		Period Ended
INSTITUTIONAL CLASS	(unaudited)	2013	2012	Dec. 31, 2011[1]
Net Asset Value, beginning of period	$10.42	$10.83	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.24	0.42	0.39	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts, and foreign currency	0.23	(0.46)	0.94	(0.07)
Total from investment operations	0.47	(0.04)	1.33	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.38)	(0.44)	(0.02)
Net realized gains on investments	—	(0.01)	—	—
Total distributions	(0.21)	(0.39)	(0.44)	(0.02)
Paid-in capital from redemption fees (Note 4)	—[3]	0.02	0.01	—
Net Asset Value, end of period	$10.68	$10.42	$10.83	$9.93
TOTAL RETURN	4.53%[4]	(0.20%)	13.74%	(0.52%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$8,001	$7,662	$6,205	$5,266
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.12%[5]	1.09%	1.70%	3.20%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.97%[5]	1.00%	1.00%	1.00%[5]
Ratio of net investment income (loss) to average net assets	4.55%[5]	3.99%	3.70%	1.96%[5]
Portfolio turnover[6]	22.41%[4]	48.71%	18.45%	3.66%[4]

1 Commencement of operations on November 30, 2011.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

102 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2013	2012	2011	2010	2009
Net Asset Value, beginning of period	$18.91	$18.61	$15.07	$18.04	$15.77	$11.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.18	0.41	0.43	0.47	0.41	0.48
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.75	0.47	3.58	(2.36)	2.57	4.23
Total from investment operations	0.93	0.88	4.01	(1.89)	2.98	4.71
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.46)	(0.47)	(0.47)	(0.47)	(0.44)
Net realized gains on investments	—	(0.12)	—	(0.61)	(0.24)	—
Total distributions	(0.15)	(0.58)	(0.47)	(1.08)	(0.71)	(0.44)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—	—
Net Asset Value, end of period	$19.69	$18.91	$18.61	$15.07	$18.04	$15.77
TOTAL RETURN	4.91%[3]	4.83%	26.90%	(10.62%)	19.18%	41.44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$3,285,219	$3,278,586	$3,214,984	$2,340,606	$3,926,253	$2,547,411
Ratio of expenses to average net assets	1.09%[4]	1.08%	1.11%	1.12%	1.13%	1.18%
Ratio of net investment income (loss) to average net assets	1.93%[4]	2.14%	2.52%	2.71%	2.47%	3.47%
Portfolio turnover	9.41%[3,5]	15.27%[5]	17.43%[5]	16.54%[5]	19.84%[5]	17.51%

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	(unaudited)	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$18.90	$18.60	$15.06	$18.04	$18.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.20	0.44	0.45	0.52	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.74	0.48	3.58	(2.39)	0.37
Total from investment operations	0.94	0.92	4.03	(1.87)	0.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.50)	(0.49)	(0.50)	(0.29)
Net realized gains on investments	—	(0.12)	—	(0.61)	(0.24)
Total distributions	(0.16)	(0.62)	(0.49)	(1.11)	(0.53)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	—
Net Asset Value, end of period	$19.68	$18.90	$18.60	$15.06	$18.04
TOTAL RETURN	5.00%[3]	5.04%	27.09%	(10.54%)	2.49%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,269,852	$1,120,218	$856,876	$531,493	$128,417
Ratio of expenses to average net assets	0.93%[4]	0.93%	0.97%	0.99%	0.93%[4]
Ratio of net investment income (loss) to average net assets	2.12%[4]	2.30%	2.69%	3.05%	2.46%[4]
Portfolio turnover[5]	9.41%[3]	15.27%	17.43%	16.54%	19.84%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 103

Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2013	2012	2011	2010	2009
Net Asset Value, beginning of period	$15.60	$14.58	$12.48	$14.33	$12.06	$8.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.15	0.32	0.36	0.36	0.31	0.32
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.67	1.30	2.30	(1.78)	2.40	3.67
Total from investment operations	0.82	1.62	2.66	(1.42)	2.71	3.99
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.60)	(0.56)	(0.37)	(0.41)	(0.55)
Net realized gains on investments	—	—	—	(0.06)	(0.04)	—
Total distributions	(0.13)	(0.60)	(0.56)	(0.43)	(0.45)	(0.55)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	0.01	0.01
Net Asset Value, end of period	$16.29	$15.60	$14.58	$12.48	$14.33	$12.06
TOTAL RETURN	5.30%[3]	11.27%	21.63%	(10.02%)	22.83%	47.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$3,270,969	$3,669,690	$2,780,043	$1,930,363	$1,933,383	$322,003
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.07%[4]	1.06%	1.09%	1.10%	1.14%	1.28%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.07%[4]	1.06%	1.09%	1.10%	1.15%	1.30%
Ratio of net investment income (loss) to average net assets	1.99%[4]	2.04%	2.65%	2.61%	2.31%	3.16%
Portfolio turnover	8.40%[3,5]	14.06%[5]	9.17%[5]	16.48%[5]	10.48%[5]	32.41%

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	(unaudited)	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$15.59	$14.57	$12.48	$14.33	$14.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.16	0.34	0.37	0.41	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.67	1.30	2.29	(1.82)	0.32
Total from investment operations	0.83	1.64	2.66	(1.41)	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.62)	(0.57)	(0.38)	(0.17)
Net realized gains on investments	—	—	—	(0.06)	(0.04)
Total distributions	(0.14)	(0.62)	(0.57)	(0.44)	(0.21)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—
Net Asset Value, end of period	$16.28	$15.59	$14.57	$12.48	$14.33
TOTAL RETURN	5.36%[3]	11.43%	21.70%	(9.93%)	2.95%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,115,823	$2,124,214	$922,561	$344,502	$48,293
Ratio of expenses to average net assets	0.94%[4]	0.93%	0.97%	1.00%	1.02%[4]
Ratio of net investment income (loss) to average net assets	2.17%[4]	2.17%	2.72%	3.03%	3.86%[4]
Portfolio turnover[5]	8.40%[3]	14.06%	9.17%	16.48%	10.48%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

104 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31				Period Ended
INVESTOR CLASS	(unaudited)	2013	2012	2011	2010	Dec. 31, 2009[1]
Net Asset Value, beginning of period	$13.74	$12.35	$10.06	$12.17	$10.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.15	0.25	0.25	0.29	0.17	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.29)	1.35	2.49	(2.04)	2.09	0.19
Total from investment operations	(0.14)	1.60	2.74	(1.75)	2.26	0.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.23)	(0.46)	(0.35)	(0.24)	—
Net realized gains on investments	—	—	—	(0.02)	(0.04)	—
Total distributions	(0.16)	(0.23)	(0.46)	(0.37)	(0.28)	—
Paid-in capital from redemption fees (Note 4)	—[3]	0.02	0.01	0.01	0.01	—[3]
Net Asset Value, end of period	$13.44	$13.74	$12.35	$10.06	$12.17	$10.18
TOTAL RETURN	(1.00%)[4]	13.35%	27.81%	(14.44%)	22.53%	1.80%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$103,254	$125,965	$59,535	$26,467	$45,364	$7,134
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.21%[5]	1.24%	1.47%	1.52%	1.95%	10.50%[5]
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.21%[5]	1.34%	1.50%	1.50%	1.50%	1.50%[5]
Ratio of net investment income (loss) to average net assets	2.35%[5]	1.94%	2.24%	2.47%	1.49%	(0.81%)[5]
Portfolio turnover	9.54%[4,6]	20.52%[6]	21.40%[6]	22.31%[6]	6.84%[6]	0.00%[4]

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	(unaudited)	2013	2012	2011	Dec 31, 2010[7]
Net Asset Value, beginning of period	$13.74	$12.34	$10.06	$12.17	$11.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.17	0.33	0.22	0.30	—[3]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.30)	1.32	2.53	(2.01)	0.47
Total from investment operations	(0.13)	1.65	2.75	(1.71)	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.26)	(0.48)	(0.38)	(0.13)
Net realized gains on investments	—	—	—	(0.02)	(0.04)
Total distributions	(0.17)	(0.26)	(0.48)	(0.40)	(0.17)
Paid-in capital from redemption fees (Note 4)	—[3]	0.01	0.01	—[3]	—
Net Asset Value, end of period	$13.44	$13.74	$12.34	$10.06	$12.17
TOTAL RETURN	(0.91%)[4]	13.72%	27.90%	(14.22%)	3.91%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$26,623	$24,790	$201	$12	$4
Ratio of expenses to average net assets	1.03%[5]	1.08%	1.29%	1.31%	1.24%[5]
Ratio of net investment income (loss) to average net assets	2.57%[5]	2.54%	1.87%	2.61%	(0.06%)[5]
Portfolio turnover[6]	9.54%[4]	20.52%	21.40%	22.31%	6.84%[4]

1 Investor Class commenced operations on November 30, 2009.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

7 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 105

Financial Highlights (continued)

Matthews Asia Focus Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2014 (unaudited)	Period Ended Dec. 31, 2013[1]
Net Asset Value, beginning of period	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.03	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.54	(0.30)
Total from investment operations	0.57	(0.26)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.08)
Total distributions	—	(0.08)
Paid-in capital from redemption fees (Note 4)[3]	—	—
Net Asset Value, end of period	$10.23	$9.66
TOTAL RETURN[4]	5.90%	(2.63%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$6,756	$6,258
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)[5]	2.66%	3.50%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator[5]	1.69%	1.71%
Ratio of net investment income (loss) to average net assets[5]	0.59%	0.64%
Portfolio turnover[4,6]	18.10%	16.23%
INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2014 (unaudited)	Period Ended Dec. 31, 2013[1]
Net Asset Value, beginning of period	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.05	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.53	(0.30)
Total from investment operations	0.58	(0.25)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.09)
Total distributions	—	(0.09)
Paid-in capital from redemption fees (Note 4)[3]	—	—
Net Asset Value, end of period	$10.24	$9.66
TOTAL RETURN[4]	6.00%	(2.48%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,615	$2,118
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)[5]	2.41%	3.32%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator[5]	1.41%	1.50%
Ratio of net investment income (loss) to average net assets[5]	0.96%	0.79%
Portfolio turnover[4,6]	18.10%	16.23%

1 Commenced operations on April 30, 2013.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

106 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2013	2012	2011	2010	2009
Net Asset Value, beginning of period	$21.17	$18.02	$15.34	$17.97	$14.29	$10.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.11	0.15	0.11	0.10	0.06
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.71	3.37	2.53	(2.41)	3.72	4.44
Total from investment operations	0.81	3.48	2.68	(2.30)	3.82	4.50
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.33)	—	(0.35)	(0.15)	(0.24)
Net realized gains on investments	—	—	—	—	—	—
Total distributions	—	(0.33)	—	(0.35)	(0.15)	(0.24)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	0.02	0.01	—[2]
Net Asset Value, end of period	$21.98	$21.17	$18.02	$15.34	$17.97	$14.29
TOTAL RETURN	3.83%[3]	19.35%	17.47%	(12.70%)	26.85%	44.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$560,246	$558,407	$276,884	$259,166	$335,429	$227,651
Ratio of expenses to average net assets	1.12%[4]	1.12%	1.16%	1.19%	1.19%	1.28%
Ratio of net investment income (loss) to average net assets	1.01%[4]	0.55%	0.92%	0.63%	0.63%	0.50%
Portfolio turnover	8.66%[3,5]	10.77%[5]	44.76%[5]	28.06%[5]	26.33%[5]	58.10%

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	(unaudited)	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$21.26	$18.08	$15.37	$17.98	$17.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.13	0.15	0.17	0.14	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.70	3.39	2.54	(2.42)	0.47
Total from investment operations	0.83	3.54	2.71	(2.28)	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.36)	—	(0.35)	(0.15)
Total distributions	—	(0.36)	—	(0.35)	(0.15)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	0.02	—
Net Asset Value, end of period	$22.09	$21.26	$18.08	$15.37	$17.98
TOTAL RETURN	3.91%[3]	19.63%	17.63%	(12.58%)	2.76%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$262,407	$227,852	$147,142	$84,302	$8,853
Ratio of expenses to average net assets	0.93%[4]	0.93%	0.98%	1.03%	0.99%[4]
Ratio of net investment income (loss) to average net assets	1.24%[4]	0.73%	1.02%	0.84%	0.37%[4]
Portfolio turnover[5]	8.66%[3]	10.77%	44.76%	28.06%	26.33%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 107

Financial Highlights (continued)

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2013	2012	2011	2010	2009
Net Asset Value, beginning of period	$24.99	$24.42	$20.33	$23.44	$19.23	$11.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09	0.17	0.18	0.10	0.09	0.06
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	2.53	0.72	4.09	(2.78)	4.20	8.27
Total from investment operations	2.62	0.89	4.27	(2.68)	4.29	8.33
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.16)	(0.16)	(0.11)	(0.08)	(0.15)
Net realized gains on investments	—	(0.16)	(0.02)	(0.33)	—	—
Total distributions	—	(0.32)	(0.18)	(0.44)	(0.08)	(0.15)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	0.01	—[2]	—
Net Asset Value, end of period	$27.61	$24.99	$24.42	$20.33	$23.44	$19.23
TOTAL RETURN	10.48%[3]	3.63%	21.00%	(11.41%)	22.30%	75.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$3,042,660	$2,954,108	$2,994,026	$2,780,640	$5,196,743	$3,565,745
Ratio of expenses to average net assets	1.10%[4]	1.09%	1.11%	1.11%	1.09%	1.13%
Ratio of net investment income (loss) to average net assets	0.74%[4]	0.67%	0.82%	0.44%	0.43%	0.41%
Portfolio turnover	5.37%[3,5]	7.73%[5]	6.53%[5]	10.51%[5]	11.43%[5]	13.22%

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	(unaudited)	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$24.97	$24.41	$20.32	$23.44	$23.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.12	0.21	0.21	0.23	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	2.53	0.71	4.10	(2.87)	0.15
Total from investment operations	2.65	0.92	4.31	(2.64)	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.20)	(0.20)	(0.15)	(0.09)
Net realized gains on investments	—	(0.16)	(0.02)	(0.33)	—
Total distributions	—	(0.36)	(0.22)	(0.48)	(0.09)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—
Net Asset Value, end of period	$27.62	$24.97	$24.41	$20.32	$23.44
TOTAL RETURN	10.61%[3]	3.78%	21.24%	(11.28%)	0.67%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$4,822,624	$4,679,039	$3,770,568	$2,029,091	$540,469
Ratio of expenses to average net assets	0.93%[4]	0.92%	0.95%	0.95%	0.95%[4]
Ratio of net investment income (loss) to average net assets	0.91%[4]	0.83%	0.95%	1.03%	0.38%[4]
Portfolio turnover[5]	5.37%[3]	7.73%	6.53%	10.51%	11.43%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

108 MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2014 (unaudited)	Period Ended Dec. 31, 2013[1]
Net Asset Value, beginning of period	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.15	(0.05)
Total from investment operations	1.19	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	—	—[3]
Return of capital	—	(0.01)
Total distributions	—	(0.01)
Paid-in capital from redemption fees (Note 4)[3]	—	—
Net Asset Value, end of period	$11.12	$9.93
TOTAL RETURN[4]	11.98%	(0.61%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$64,406	$38,022
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)[5]	1.84%	2.39%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator[5]	1.73%	1.98%
Ratio of net investment income (loss) to average net assets[5]	0.73%	(0.08%)
Portfolio turnover[4,6]	3.42%	1.66%
INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2014 (unaudited)	Period Ended Dec.31, 2013[1]
Net Asset Value, beginning of period	$9.92	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.06	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.15	(0.07)
Total from investment operations	1.21	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	—	—[3]
Return of capital	—	(0.02)
Total distributions	—	(0.02)
Paid-in capital from redemption fees (Note 4)[3]	—	—
Net Asset Value, end of period	$11.13	$9.92
TOTAL RETURN[4]	12.20%	(0.55%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$7,521	$2,017
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)[5]	1.67%	2.21%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator[5]	1.52%	1.75%
Ratio of net investment income (loss) to average net assets[5]	1.21%	0.19%
Portfolio turnover[4,6]	3.42%	1.66%

1 Commenced operations on April 30, 2013.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 109

Financial Highlights (continued)

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2013	2012	2011	2010	2009
Net Asset Value, beginning of period	$22.84	$23.47	$21.51	$29.36	$25.50	$14.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.16	0.25	0.30	0.26	0.15	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.34)	1.33	2.26	(5.78)	3.86	11.12
Total from investment operations	(1.18)	1.58	2.56	(5.52)	4.01	11.21
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.26)	(0.35)	(0.28)	(0.15)	(0.07)
Net realized gains on investments	—	(1.95)	(0.25)	(2.06)	(0.02)	—
Total distributions	—	(2.21)	(0.60)	(2.34)	(0.17)	(0.07)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	0.01	0.02	0.02
Net Asset Value, end of period	$21.66	$22.84	$23.47	$21.51	$29.36	$25.50
TOTAL RETURN	(5.17%)[3]	6.84%	11.96%	(18.93%)	15.77%	78.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,055,646	$1,286,309	$1,642,090	$1,836,333	$2,939,638	$2,566,005
Ratio of expenses to average net assets	1.13%[4]	1.08%	1.12%	1.13%	1.15%	1.21%
Ratio of net investment income (loss) to average net assets	1.47%[4]	1.06%	1.33%	0.93%	0.54%	0.46%
Portfolio turnover	3.94%[3,5]	6.29%[5]	9.61%[5]	8.43%[5]	9.98%[5]	5.28%

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	(unaudited)	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$22.81	$23.45	$21.49	$29.36	$30.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.17	0.26	0.36	0.26	(0.04)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.32)	1.36	2.25	(5.73)	(0.44)
Total from investment operations	(1.15)	1.62	2.61	(5.47)	(0.48)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.31)	(0.40)	(0.34)	(0.16)
Net realized gains on investments	—	(1.95)	(0.25)	(2.06)	(0.02)
Total distributions	—	(2.26)	(0.65)	(2.40)	(0.18)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	—
Net Asset Value, end of period	$21.66	$22.81	$23.45	$21.49	$29.36
TOTAL RETURN	(5.04%)[3]	6.97%	12.22%	(18.80%)	(1.62%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$78,615	$117,678	$390,744	$288,277	$41,545
Ratio of expenses to average net assets	0.96%[4]	0.91%	0.91%	0.96%	0.97%[4]
Ratio of net investment income (loss) to average net assets	1.59%[4]	1.13%	1.58%	0.99%	(0.74%)[4]
Portfolio turnover[5]	3.94%[3]	6.29%	9.61%	8.43%	9.98%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

110 MATTHEWS ASIA FUNDS

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2013	2012	2011	2010	2009
Net Asset Value, beginning of period	$16.28	$17.51	$13.59	$21.49	$16.29	$8.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	0.08	0.11	0.11	0.05	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	5.83	(1.13)	4.17	(7.96)	5.22	8.06
Total from investment operations	5.85	(1.05)	4.28	(7.85)	5.27	8.13
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.18)	(0.09)	(0.07)	(0.09)	(0.10)
Net realized gains on investments	—	(0.01)	(0.27)	—	—	(0.12)
Total distributions	—	(0.19)	(0.36)	(0.07)	(0.09)	(0.22)
Paid-in capital from redemption fees (Note 4)	—[2]	0.01	—[2]	0.02	0.02	0.01
Net Asset Value, end of period	$22.13	$16.28	$17.51	$13.59	$21.49	$16.29
TOTAL RETURN	35.93%[3]	(5.90%)	31.54%	(36.48%)	32.53%	97.25%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$637,439	$427,861	$607,800	$559,337	$1,388,892	$720,925
Ratio of expenses to average net assets	1.13%[4]	1.13%	1.18%	1.18%	1.18%	1.27%
Ratio of net investment income (loss) to average net assets	0.17%[4]	0.48%	0.65%	0.58%	0.25%	0.59%
Portfolio turnover	11.10%[3,5]	8.70%[5]	7.03%[5]	3.51%[5]	6.14%[5]	18.09%

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	(unaudited)	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$16.31	$17.53	$13.61	$21.48	$22.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06	0.10	0.14	0.16	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	5.79	(1.11)	4.17	(7.96)	(0.43)
Total from investment operations	5.85	(1.01)	4.31	(7.80)	(0.45)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.21)	(0.12)	(0.07)	(0.10)
Net realized gains on investments	—	(0.01)	(0.27)	—	—
Total distributions	—	(0.22)	(0.39)	(0.07)	(0.10)
Paid-in capital from redemption fees (Note 4)	—[2]	0.01	—[2]	—[2]	—
Net Asset Value, end of period	$22.16	$16.31	$17.53	$13.61	$21.48
TOTAL RETURN	35.87%[3]	(5.67%)	31.74%	(36.35%)	(2.01%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$6,232	$3,234	$36,166	$26,920	$48,119
Ratio of expenses to average net assets	1.03%[4]	0.95%	0.98%	0.99%	0.99%[4]
Ratio of net investment income (loss) to average net assets	0.63%[4]	0.61%	0.87%	0.86%	(0.51%)[4]
Portfolio turnover[5]	11.10%[3]	8.70%	7.03%	3.51%	6.14%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.
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Financial Highlights (continued)

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2013	2012	2011	2010	2009
Net Asset Value, beginning of period	$16.20	$12.27	$11.34	$12.53	$10.91	$10.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06	0.03	0.10	0.07	0.02	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.41	4.12	0.84	(1.06)	2.09	0.92
Total from investment operations	0.47	4.15	0.94	(0.99)	2.11	1.02
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.24)	(0.01)	(0.22)	(0.49)	(0.31)
Total distributions	—	(0.24)	(0.01)	(0.22)	(0.49)	(0.31)
Paid-in capital from redemption fees (Note 4)	0.01	0.02	—[2]	0.02	—[2]	0.01
Net Asset Value, end of period	$16.68	$16.20	$12.27	$11.34	$12.53	$10.91
TOTAL RETURN	2.96%[3]	34.03%	8.32%	(7.72%)	19.58%	10.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$362,460	$312,988	$82,463	$101,369	$67,805	$88,334
Ratio of expenses to average net assets	1.05%[4]	1.10%	1.20%	1.22%	1.30%	1.31%
Ratio of net investment income (loss) to average net assets	0.76%[4]	0.19%	0.81%	0.54%	0.13%	0.97%
Portfolio turnover	16.17%[3,5]	22.72%[5]	48.58%[5]	34.94%[5]	46.29%[5]	126.75%

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	(unaudited)	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$16.20	$12.26	$11.34	$12.53	$11.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.08	0.06	0.12	0.06	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.40	4.12	0.84	(1.04)	1.30
Total from investment operations	0.48	4.18	0.96	(0.98)	1.29
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.26)	(0.04)	(0.22)	(0.49)
Total distributions	—	(0.26)	(0.04)	(0.22)	(0.49)
Paid-in capital from redemption fees (Note 4)	0.01	0.02	—[2]	0.01	—
Net Asset Value, end of period	$16.69	$16.20	$12.26	$11.34	$12.53
TOTAL RETURN	3.02%[3]	34.27%	8.47%	(7.72%)	11.22%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$102,983	$59,702	$22,233	$30,302	$4
Ratio of expenses to average net assets	0.92%[4]	0.96%	1.04%	1.07%	1.08%[4]
Ratio of net investment income (loss) to average net assets	0.99%[4]	0.41%	0.99%	0.46%	(0.51%)[4]
Portfolio turnover[5]	16.17%[3]	22.72%	48.58%	34.94%	46.29%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

112 MATTHEWS ASIA FUNDS

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2013	2012	2011	2010	2009
Net Asset Value, beginning of period	$5.95	$5.64	$4.59	$5.14	$4.31	$2.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	—[2]	—[2]	(0.01)	0.01	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.34	0.57	1.10	(0.31)	0.93	1.74
Total from investment operations	0.32	0.57	1.10	(0.32)	0.94	1.73
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)	—	(0.01)	—	—
Net realized gains on investments	—	(0.24)	(0.05)	(0.22)	(0.11)	(0.17)
Total distributions	—	(0.26)	(0.05)	(0.23)	(0.11)	(0.17)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—	—
Net Asset Value, end of period	$6.27	$5.95	$5.64	$4.59	$5.14	$4.31
TOTAL RETURN	5.38%[3]	10.11%	24.05%	(6.45%)	21.86%	62.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$138,985	$138,830	$141,247	$141,590	$166,990	$138,371
Ratio of expenses to average net assets	1.14%[4]	1.13%	1.16%	1.18%	1.21%	1.30%
Ratio of net investment income (loss) to average net assets	(0.67%)[4]	0.02%	0.01%	(0.18%)	0.16%	(0.36%)
Portfolio turnover	7.36%[3,5]	46.20%[5]	34.84%[5]	30.13%[5]	39.05%[5]	52.47%

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	(unaudited)	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$5.96	$5.67	$4.61	$5.14	$4.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	—[2]	—[2]	0.17	0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.34	0.56	1.11	(0.47)	0.38
Total from investment operations	0.33	0.56	1.11	(0.30)	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.03)	—	(0.01)	—
Net realized gains on investments	—	(0.24)	(0.05)	(0.22)	(0.11)
Total distributions	—	(0.27)	(0.05)	(0.23)	(0.11)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	—
Net Asset Value, end of period	$6.29	$5.96	$5.67	$4.61	$5.14
TOTAL RETURN	5.54%[3]	9.87%	24.16%	(6.05%)	8.51%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$75,296	$12,283	$8,597	$15,109	$4
Ratio of expenses to average net assets	0.97%[4]	0.97%	1.00%	1.07%	0.91%[4]
Ratio of net investment income (loss) to average net assets	(0.49%)[4]	(0.03%)	(0.07%)	3.37%	3.74%[4]
Portfolio turnover[5]	7.36%[3]	46.20%	34.84%	30.13%	39.05%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews Asia Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2013	2012	2011	2010	2009
Net Asset Value, beginning of period	$19.34	$18.13	$14.77	$21.16	$15.79	$7.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.05	0.11	0.17	0.15	0.04	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	2.18	1.19	3.36	(4.35)	5.55	8.04
Total from investment operations	2.23	1.30	3.53	(4.20)	5.59	8.06
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.09)	(0.09)	(0.17)	(0.09)	(0.05)
Net realized gains on investments	—	—	(0.08)	(2.04)	(0.15)	(0.15)
Total distributions	—	(0.09)	(0.17)	(2.21)	(0.24)	(0.20)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	0.02	0.02	0.04
Net Asset Value, end of period	$21.57	$19.34	$18.13	$14.77	$21.16	$15.79
TOTAL RETURN	11.53%[3]	7.19%	23.92%	(20.03%)	35.54%	103.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$496,672	$407,352	$366,753	$258,944	$547,094	$109,726
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.47%[4]	1.47%	1.50%	1.52%	1.59%	2.90%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.47%[4]	1.47%	1.50%	1.52%	1.63%	2.00%
Ratio of net investment income (loss) to average net assets	0.52%[4]	0.58%	1.06%	0.76%	0.24%	0.13%
Portfolio turnover[5]	11.97%[3]	37.01%	27.95%	19.97%	23.99%	21.39%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2014 (unaudited)	Period Ended Dec. 31, 2013[6]
Net Asset Value, beginning of period	$19.33	$19.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09	0.18
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	2.16	(0.16)
Total from investment operations	2.25	0.02
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.13)
Net realized gains on investments	—	—
Total distributions	—	(0.13)
Paid-in capital from redemption fees (Note 4)[2]	—	—
Net Asset Value, end of period	$21.58	$19.33
TOTAL RETURN[3]	11.64%	0.13%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$68,316	$44,769
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)[4]	1.28%	1.25%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator[4]	1.26%	1.25%
Ratio of net investment income (loss) to average net assets[4]	0.86%	1.39%
Portfolio turnover[3,5]	11.97%	37.01%

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

6 Institutional Class commenced operations on April 30, 2013.

See accompanying notes to financial statements.

114 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31		Period Ended
INVESTOR CLASS	(unaudited)	2013	2012	Dec. 31, 2011[1]
Net Asset Value, beginning of period	$9.89	$7.76	$7.04	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02	0.02	0.03	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.20)	2.22	0.68	(2.96)
Total from investment operations	(0.18)	2.24	0.71	(2.98)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.11)	(0.02)	(0.01)
Total distributions	—	(0.11)	(0.02)	(0.01)
Paid-in capital from redemption fees (Note 4)	—[3]	—[3]	0.03	0.03
Net Asset Value, end of period	$9.71	$9.89	$7.76	$7.04
TOTAL RETURN	(1.82%)[4]	28.85%	10.53%	(29.51%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$23,282	$26,674	$10,266	$4,493
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.94%[5]	2.04%	3.26%	5.32%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.84%[5]	2.00%	2.00%	2.00%[5]
Ratio of net investment income (loss) to average net assets	0.45%[5]	0.17%	0.40%	(0.53%)[5]
Portfolio turnover	13.13%[4]	10.28%	34.01%	6.08%[4]

1 Investor Class commenced operations on May 31, 2011.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews Asia Science and Technology Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2014	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2013	2012	2011	2010	2009
Net Asset Value, beginning of period	$12.59	$9.29	$8.16	$9.89	$8.02	$4.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	0.01	0.03	0.02	0.03	—[2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.00	3.30	1.12	(1.74)	1.86	3.31
Total from investment operations	0.99	3.31	1.15	(1.72)	1.89	3.31
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)	(0.02)	(0.02)	(0.02)	—
Total distributions	—	(0.01)	(0.02)	(0.02)	(0.02)	—
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	0.01	—[2]	—[2]
Net Asset Value, end of period	$13.58	$12.59	$9.29	$8.16	$9.89	$8.02
TOTAL RETURN	7.86%[3]	35.61%	14.11%	(17.26%)	23.58%	70.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$117,660	$111,751	$131,629	$153,349	$190,436	$130,367
Ratio of expenses to average net assets	1.18%[4]	1.18%	1.18%	1.21%	1.26%	1.40%
Ratio of net investment income (loss) to average net assets	(0.19%)[4]	0.07%	0.30%	0.23%	0.35%	0.30%
Portfolio turnover	36.23%[3,5]	62.04%[3,5]	45.76%	65.47%	61.61%	83.27%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2014 (unaudited)	Period Ended Dec. 31, 2013[6]
Net Asset Value, beginning of period	$12.58	$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	—	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.01	2.48
Total from investment operations	1.01	2.52
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.03)
Total distributions	—	(0.03)
Paid-in capital from redemption fees (Note 4)[2]	—	—
Net Asset Value, end of period	$13.59	$12.58
TOTAL RETURN[3]	8.03%	24.99%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$58,853	$49,236
Ratio of expenses to average net assets[4]	0.98%	1.00%
Ratio of net investment income (loss) to average net assets[4]	0.03%	0.56%
Portfolio turnover[3,5]	36.23%	62.04%

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

6 Institutional Class commenced operations on April 30, 2013.

See accompanying notes to financial statements.

116 MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited)

1.  ORGANIZATION

Matthews Asia Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently issues fifteen separate series of shares (each a "Fund" and collectively, the "Funds"): Matthews Asia Strategic Income Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Emerging Asia Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund. Each Fund except for Matthews China Small Companies Fund currently offers two classes of shares: Investor Class and Institutional Class. Matthews China Small Companies Fund currently offers only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class. Effective June 14, 2013 and October 25, 2013, the Matthews Asia Dividend Fund and Matthews Pacific Tiger Fund, respectively were closed to new investors, but will continue to accept investments from existing shareholders.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.  SECURITY VALUATION: The value of the Funds' securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Funds' Board of Trustees (the "Board"). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC ("Matthews"), in accordance with procedures established by the Funds' Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Financial futures contracts traded on exchanges are valued at their settlement price. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange ("NYSE"). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value ("NAV") may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.  FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States ("U.S. GAAP"), the Funds disclose the fair value of their investments and derivative financial instruments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Various inputs are used in determining the fair value of investments and derivative financial instruments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments and derivative financial instruments).

Level 3 securities consisted of equities that, as of June 30, 2014, were either suspended from trading or had not traded for a period time. As described in Note 2-A, these securities are valued based on their fair value as determined under the direction of the Board. The significant unobservable inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities. Level 2 equity securities consist primarily of securities that have been fair valued by third-party pricing services (see Note 2-A).

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Notes to Financial Statements (unaudited) (continued)

The summary of inputs used to determine the fair valuation of the Fund's investments and derivative financial instruments as of June 30, 2014 is as follows:

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Australia	$—	$209,154,640	$361,800,921	$793,656	$24,001,832
China/Hong Kong	648,224	1,041,445,984	1,319,707,165	2,824,732	103,665,760
India	—	—	254,815,975	274,922	61,668,665
Indonesia	—	143,172,629	443,212,540	718,627	64,886,696
Japan	—	331,698,118	1,375,273,113	—	393,655,038
Luxembourg	—	—	80,617,646	—	—
Malaysia	434,133	384,539,239	128,497,041	1,082,639	24,750,787
New Zealand	276,691	144,072,986	—	—	—
Philippines	386,667	75,711,707	55,122,841	—	25,262,365
Singapore	781,779	656,812,923	458,577,883	925,054	5,974,433
South Korea	—	274,814,552	153,783,357	448,158	—
Switzerland	—	—	—	353,292	—
Sri Lanka	—	—	—	—	37,974,593
Taiwan	—	199,043,780	303,250,558	372,831	26,570,966
Thailand	—	—	188,067,545	—	—
United Kingdom	—	83,699,688	—	219,049	—
United States	—	—	—	351,065	—
Vietnam	—	52,196,336	49,659,319	—	16,650,615
Preferred Equities:
South Korea	—	196,177,794	173,406,246	—	—
Warrants:
Sri Lanka	—	—	—	—	492,632
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	11,897,655	—	—	—	—
Non-Convertible Corporate Bonds[a]	33,489,911	—	—	—	—
Convertible Corporate Bonds[a]	4,768,875	411,447,198	—	—	—
Common Equities:
Thailand	—	235,060,198	—	506,409	20,226,049
Total Market Value of Investments	$52,683,935	$4,439,047,772	$5,345,792,150	$8,870,434	$805,780,431

a  Industry, countries, or security types are disclosed on the Schedule of Investments.

Matthews Asia Strategic Income Fund
Derivative Financial Instruments[1]
Assets:
Level 1: Quoted Prices
Interest Rate Futures Contracts	$15,439
Liabilities:
Level 2: Other Significant Observable Inputs
Foreign Currency Exchange Contracts	(8,403)
Total Market Value of Derivative Financial Instruments	$7,036

1  Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

118 MATTHEWS ASIA FUNDS

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$41,774,436	$204,347,765	$67,361,588	$72,602,990	$52,442,655	$4,521,418
Consumer Staples	6,447,052	109,264,455	107,772,290	52,198,746	30,778,613	106,253
Energy	2,013,006	60,960,714	—	—	4,389,503	252,348
Financials	16,321,409	210,494,536	170,977,015	93,976,848	30,130,423	2,322,984
Health Care	10,390,606	85,807,771	41,228,264	53,422,641	5,550,775	5,322,634
Industrials	22,396,266	129,121,372	116,584,296	119,392,668	9,273,472	4,760,315
Information Technology	5,391,623	204,838,122	45,993,974	38,896,419	20,071,894	2,991,405
Materials	5,417,346	—	71,728,033	7,281,175	6,937,230	305,675
Telecommunication Services	7,041,943	48,858,139	—	10,625,202	9,380,880	—
Utilities	6,231,147	68,087,160	16,050,278	—	—	1,364,128
Preferred Equities:
Consumer Discretionary	—	—	—	—	11,207,893	—
Consumer Staples	—	—	—	—	4,422,812	—
Energy	—	—	—	—	1,178,494	—
Financials	—	—	—	—	9,593,481	—
Information Technology	—	—	—	—	5,196,284	—
Materials	—	—	—	—	5,491,668	—
Level 3: Significant Unobservable Inputs
Common Equities:
Industrials	3,872,694	—	—	—	—	741,656
Information Technology	—	—	—	—	—	7,548
Total Market Value of Investments	$127,297,528	$1,121,780,034	$637,695,738	$448,396,689	$206,046,077	$22,696,364

matthewsasia.com | 800.789.ASIA 119

Notes to Financial Statements (unaudited) (continued)

	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Australia	$—	$1,319,432	$—	$—
Bangladesh	—	8,292,984	—	—
Cambodia	—	1,679,653	—	—
China/Hong Kong	2,083,882,457	8,890,764	127,692,680	58,286,554
India	1,570,049,086	10,989,990	94,190,351	16,011,128
Indonesia	615,666,805	4,721,321	50,715,813	4,712,912
Japan	—	—	4,349,388	29,254,405
Malaysia	309,475,299	1,449,635	35,614,755	2,241,399
Pakistan	—	6,894,049	—	—
Philippines	191,313,751	4,464,227	27,722,947	—
Singapore	154,520,820	1,656,669	44,390,159	3,393,335
South Korea	1,445,272,946	—	41,743,741	23,323,346
Sri Lanka	—	8,295,021	—	—
Switzerland	164,446,188	—	—	—
Taiwan	684,116,538	1,354,431	70,281,578	28,750,815
Thailand	125,214,827	—	277,401	—
United States	—	—	—	2,108,021
Vietnam	112,235,464	6,502,651	5,242,532	—
Preferred Equities:
South Korea	—	—	—	3,844,831
Rights:
Malaysia	2,562,285	—	—	—
Warrants:
Malaysia	10,952,545	—	77,693	—
Sri Lanka	—	24,840	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Thailand	316,761,192	1,965,377	38,824,192	—
Level 3: Significant Unobservable Inputs
Common Equities:
Vietnam	—	439,961	—	—
Total Market Value of Investments	$7,786,470,203	$68,941,005	$541,123,230	$171,926,746

Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy (see Note 2-B). Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are typically categorized as Level 2 in the fair value hierarchy. The Funds' policy is to recognize transfers in and transfers out as of the beginning of the reporting period. At June 30, 2014, the Funds utilized third party pricing services to fair value certain markets which were different than markets which utilized third party pricing services at December 31, 2013. As a result, certain securities held by the Funds were transferred to Level 1 from Level 2 with beginning of period values as follows:

Transfer to Level 1 from Level 2
Matthews Asia Strategic Income Fund	$436,053
Matthews Asian Growth and Income Fund	1,536,993,928
Matthews Asia Dividend Fund	2,964,411,630
Matthews China Dividend Fund	70,702,476
Matthews Asia Focus Fund	2,843,265
Matthews Asia Growth Fund	493,335,261
Matthews Pacific Tiger Fund	3,824,647,890
Matthews Emerging Asia Fund	12,281,260
Matthews China Fund	1,071,977,294
Matthews Japan Fund	310,308,166

120 MATTHEWS ASIA FUNDS

Transfer to Level 1 from Level 2
Matthews Korea Fund	$135,980,577
Matthews Asia Small Companies Fund	152,483,140
Matthews China Small Companies Fund	13,066,416
Matthews Asia Science and Technology Fund	54,058,548

A reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value are as follows:

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews China Small Companies Fund	Matthews China Dividend Fund	Matthews Emerging Asia Fund
	Common Equities — China	Common Equities — Industrials	Common Equities — Information Technology	Common Equities — Industrials	Common Equities — Vietnam
Balance as of 12/31/13 (market value)	$514	$—	$7,544	$—	$—
Accrued discounts/premiums	—	—	—	—	—
Realized gain/(loss)	(6,985,011)	—	—	—	—
Change in unrealized (depreciation)	8,495,772	14,827	4	43,189	(29,572)
Purchases	—	211,661	—	—	469,533
Sales	(1,511,275)	—	—	—	—
Transfers in to Level 3*	—	515,168	—	3,829,505	—
Transfers out of Level 3*	—	—	—	—	—
Balance as of 6/30/14 (market value)	$—	$741,656	$7,548	$3,872,694	$439,961
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 6/30/14**	$—	$14,827	$4	$43,189	($29,572)

*  The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

**  Included in the related amounts on the Statements of Operations.

Certain foreign securities, for which market quotations are not readily available, may be fair valued and classified as either Level 2 or Level 3. When the underlying inputs include significant observable inputs including evaluated prices from the Funds' pricing vendors, day-on-day price changes, primary and ancillary pricing sources, and other available independent market indicators of value, the securities are classified as Level 2. When the underlying inputs include significant unobservable inputs and reflect assumptions of market participants, the securities are classified as Level 3. As of June 30, 2014, certain securities that were previously valued using significant observable inputs in the prior period were either suspended from trading or had not traded for a period of time. As a result, certain securities held by the Funds that were previously classified as Level 2 were transferred to Level 3.

C.  RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including both in countries where you invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or "capital controls" that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company's operations, and make obtaining information about them more difficult (or such information may be unavailable).

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

matthewsasia.com | 800.789.ASIA 121

Notes to Financial Statements (unaudited) (continued)

D.  INCOME AND WITHHOLDING TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the six-month period ended June 30, 2014. Therefore, no federal income tax provision is required.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

E.  OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund's respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund's offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

F.  DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund and Matthews Asia Strategic Income Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid for the fiscal year ended December 31, 2013 was as follows:

YEAR ENDED DECEMBER 31, 2013	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Taxable Distributions
Matthews Asia Strategic Income Fund	$1,861,692	$29,972	$—	$1,891,664
Matthews Asian Growth and Income Fund	110,108,786	27,369,456	—	137,478,242
Matthews Asia Dividend Fund	212,274,517	—	—	212,274,517
Matthews China Dividend Fund	2,377,974	—	—	2,377,974
Matthews Asia Focus Fund	69,741	—	—	69,741
Matthews Asia Growth Fund	12,349,014	—	—	12,349,014
Matthews Pacific Tiger Fund	56,207,775	48,148,449	—	104,356,224
Matthews Emerging Asia Fund	2,126	—	35,732	37,858
Matthews China Fund	15,661,208	113,790,581	—	129,451,789
Matthews India Fund	4,882,634	372,297	—	5,254,931
Matthews Japan Fund	5,469,366	—	—	5,469,366
Matthews Korea Fund	462,570	5,865,278	—	6,327,848
Matthews Asia Small Companies Fund	2,154,826	—	—	2,154,826
Matthews China Small Companies Fund	278,033	—	—	278,033
Matthews Asia Science and Technology Fund	187,291	—	—	187,291

G.  INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is generally recorded on the ex-dividend date. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

H.  FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

I.  CASH OVERDRAFTS: When cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in "Other expenses" on the Statements of Operations.

J.  USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

Matthews Asia Strategic Income Fund engages in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. In particular, the Fund may seek to take on currency exposure by using derivatives such as currency forwards, and the Fund may also employ a currency overlay strategy in an effort to enhance returns and moderate volatility. Derivative financial instruments and transactions in which the Fund may engage include financial futures contracts and forward foreign currency exchange contracts. The currency overlay strategy involves long and short positions on one or more currencies. As a result, the Fund's exposure to a currency could exceed the value of the Fund's assets and could be exposed to currency risk whether or not it holds a bond or other

122 MATTHEWS ASIA FUNDS

instrument denominated in that currency. The gross notional value of derivative financial instruments and transactions could exceed the value of the Fund's net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower. The primary risks associated with the use of derivative financial instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative financial instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in market value of the securities held by the Fund and the price of financial futures contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to movements in the value of the referenced foreign currencies; (vii) the Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging or investment purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

Financial Futures Contracts: Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Forward Foreign Currency Exchange Contracts: A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Derivative Financial Instruments Categorized by Risk Exposure:

As of June 30, 2014, the fair values of derivative financial instruments were as follows:

	Statement of Assets and Liabilities Location	Matthews Asia Strategic Income Fund
	Asset Derivatives
Interest rate contracts	Unrealized appreciation on financial futures contracts*	$15,439
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	(8,403)
Total		$7,036

*  Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

For the six-month period ended June 30, 2014, the effect of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statement of Operations Location	Matthews Asia Strategic Income Fund
Net Realized Gain (Loss)
Interest rate contracts:
Financial futures contracts	Net realized gain (loss) on financial futures contracts	($84,836)
Foreign currency contracts:
Forward foreign currency exchange contracts	Net realized gain (loss) on foreign currency related transactions	$27,244
Net Change in Unrealized Appreciation (Depreciation)
Interest rate contracts:
Financial futures contracts	Net change in unrealized appreciation/depreciation on financial futures contracts	($49,483)
Foreign currency contracts:
Forward foreign currency exchange contracts	Net change in unrealized appreciation/depreciation on foreign currency related translations	($45,998)

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Notes to Financial Statements (unaudited) (continued)

For the six-month period ended June 30, 2014, the end of quarter average balances of outstanding derivative financial instruments were as follows:

Matthews Asia Strategic Income Fund
Financial Futures Contracts (Interest Rate Risk):
Average number of contracts sold	30
Average total notional value of contracts sold	$3,730,078
Forward Foreign Currency Exchange Contracts (Foreign Currency Exchange Risk):
Average number of contracts—U.S. dollars purchased	1
Average total U.S. dollar amounts purchased	$500,000

4.  CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Six-Month Period Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
MATTHEWS ASIA STRATEGIC INCOME FUND
Investor Class
Shares sold	1,252,701	$13,147,557	3,745,840	$40,829,249
Shares issued through reinvestment of distributions	77,746	818,103	150,938	1,585,049
Shares redeemed	(573,494)	(6,026,707)	(2,967,175)	(30,908,607)
Net increase (decrease)	756,953	$7,938,953	929,603	$11,505,691
Institutional Class
Shares sold	8,326	$88,500	152,518	$1,666,843
Shares issued through reinvestment of distributions	14,545	152,913	25,259	264,495
Shares redeemed	(9,421)	(97,899)	(15,229)	(160,251)
Net increase (decrease)	13,450	$143,514	162,548	$1,771,087
MATTHEWS ASIAN GROWTH AND INCOME FUND
Investor Class
Shares sold	23,746,371	$445,218,272	50,910,142	$975,445,062
Shares issued through reinvestment of distributions	1,158,884	22,772,070	5,201,327	95,757,860
Shares redeemed	(31,480,675)	(590,168,751)	(55,522,506)	(1,058,702,543)
Net increase (decrease)	(6,575,420)	($122,178,409)	588,963	$12,500,379
Institutional Class
Shares sold	10,743,959	$203,338,604	24,431,571	$465,841,409
Shares issued through reinvestment of distributions	513,556	10,086,237	1,836,588	33,834,591
Shares redeemed	(6,017,717)	(113,166,719)	(13,055,475)	(248,454,495)
Net increase (decrease)	5,239,798	$100,258,122	13,212,684	$251,221,505
MATTHEWS ASIA DIVIDEND FUND
Investor Class
Shares sold	14,948,131	$228,386,654	99,621,023	$1,546,841,400
Shares issued through reinvestment of distributions	1,557,709	24,684,573	8,220,277	125,957,575
Shares redeemed	(50,904,712)	(778,432,381)	(63,387,585)	(985,525,489)
Net increase (decrease)	(34,398,872)	($525,361,154)	44,453,715	$687,273,486
Institutional Class
Shares sold	24,407,548	$374,270,731	85,294,760	$1,322,202,668
Shares issued through reinvestment of distributions	690,920	10,936,785	2,778,193	42,599,649
Shares redeemed	(31,382,960)	(480,267,187)	(15,174,466)	(236,397,745)
Net increase (decrease)	(6,284,492)	($95,059,671)	72,898,487	$1,128,404,572

124 MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
MATTHEWS CHINA DIVIDEND FUND
Investor Class
Shares sold	1,402,686	$18,472,338	8,605,528	$110,622,425
Shares issued through reinvestment of distributions	87,433	1,161,990	151,856	1,870,520
Shares redeemed	(2,975,175)	(38,992,498)	(4,410,569)	(55,811,935)
Net increase (decrease)	(1,485,056)	($19,358,170)	4,346,815	$56,681,010
Institutional Class
Shares sold	587,553	$7,670,913	1,904,137	$24,649,821
Shares issued through reinvestment of distributions	25,722	341,843	30,796	381,714
Shares redeemed	(436,564)	(5,758,614)	(146,558)	(1,921,676)
Net increase (decrease)	176,711	$2,254,142	1,788,375	$23,109,859
MATTHEWS ASIA FOCUS FUND
Investor Class
Shares sold	245,704	$2,427,237	846,121	$8,348,637
Shares issued through reinvestment of distributions	—	—	5,290	49,775
Shares redeemed	(232,996)	(2,212,045)	(203,646)	(1,913,944)
Net increase (decrease)	12,708	$215,192	647,765	$6,484,468
Institutional Class
Shares sold	92,630	$901,390	244,995	$2,335,477
Shares issued through reinvestment of distributions	—	—	2,092	19,683
Shares redeemed	(56,494)	(557,240)	(27,857)	(266,324)
Net increase (decrease)	36,136	$344,150	219,230	$2,088,836
MATTHEWS ASIA GROWTH FUND
Investor Class
Shares sold	5,083,300	$105,634,262	14,878,768	$299,712,557
Shares issued through reinvestment of distributions	—	—	295,056	6,163,723
Shares redeemed	(5,970,698)	(123,885,103)	(4,166,027)	(84,404,359)
Net increase (decrease)	(887,398)	($18,250,841)	11,007,797	$221,471,921
Institutional Class
Shares sold	1,300,373	$27,142,531	3,098,066	$63,221,456
Shares issued through reinvestment of distributions	—	—	182,774	3,832,779
Shares redeemed	(141,444)	(2,954,533)	(698,970)	(14,388,918)
Net increase (decrease)	1,158,929	$24,187,998	2,581,870	$52,665,317
MATTHEWS PACIFIC TIGER FUND
Investor Class
Shares sold	5,310,121	$134,371,488	27,012,739	$672,355,297
Shares issued through reinvestment of distributions	3	—	1,385,477	34,498,321
Shares redeemed	(13,356,796)	(335,948,243)	(32,772,349)	(809,094,334)
Net increase (decrease)	(8,046,672)	($201,576,755)	(4,374,133)	($102,240,716)
Institutional Class
Shares sold	17,645,623	$456,190,394	64,636,522	$1,596,651,346
Shares issued through reinvestment of distributions	—	—	1,387,312	34,516,325
Shares redeemed	(30,425,307)	(756,756,137)	(33,128,054)	(820,516,878)
Net increase (decrease)	(12,779,684)	($300,565,743)	32,895,780	$810,650,793

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Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
MATTHEWS EMERGING ASIA FUND
Investor Class
Shares sold	2,288,529	$24,231,904	4,251,615	$41,780,099
Shares issued through reinvestment of distributions	—	—	3,360	32,761
Shares redeemed	(327,009)	(3,390,366)	(426,089)	(4,022,586)
Net increase (decrease)	1,961,520	$20,841,538	3,828,886	$37,790,274
Institutional Class
Shares sold	493,148	$5,134,425	214,207	$2,140,969
Shares issued through reinvestment of distributions	—	—	517	5,040
Shares redeemed	(20,428)	(215,555)	(11,439)	(109,811)
Net increase (decrease)	472,720	$4,918,870	203,285	$2,036,198
MATTHEWS CHINA FUND
Investor Class
Shares sold	2,123,084	$45,068,916	9,603,494	$227,616,931
Shares issued through reinvestment of distributions	—	—	5,068,913	114,658,721
Shares redeemed	(9,717,838)	(207,211,792)	(28,310,189)	(648,793,241)
Net increase (decrease)	(7,594,754)	($162,142,876)	(13,637,782)	($306,517,589)
Institutional Class
Shares sold	227,060	$4,799,384	2,060,633	$48,716,752
Shares issued through reinvestment of distributions	—	—	407,596	9,211,677
Shares redeemed	(1,755,595)	(38,097,704)	(13,975,418)	(319,349,884)
Net increase (decrease)	(1,528,535)	($33,298,320)	(11,507,189)	($261,421,455)
MATTHEWS INDIA FUND
Investor Class
Shares sold	6,512,755	$131,085,721	4,172,828	$68,392,848
Shares issued through reinvestment of distributions	—	—	309,531	4,998,780
Shares redeemed	(3,984,488)	(71,335,165)	(12,908,744)	(209,732,996)
Net increase (decrease)	2,528,267	$59,750,556	(8,426,385)	($136,341,368)
Institutional Class
Shares sold	276,620	$5,629,659	40,050	$699,162
Shares issued through reinvestment of distributions	—	—	2,746	44,395
Shares redeemed	(193,625)	(3,114,883)	(1,907,618)	(24,781,929)
Net increase (decrease)	82,995	$2,514,776	(1,864,822)	($24,038,372)
MATTHEWS JAPAN FUND
Investor Class
Shares sold	8,576,644	$136,318,724	18,828,332	$287,144,412
Shares issued through reinvestment of distributions	—	—	254,335	4,076,983
Shares redeemed	(6,168,471)	(96,676,152)	(6,485,310)	(97,714,790)
Net increase (decrease)	2,408,173	$39,642,572	12,597,357	$193,506,605
Institutional Class
Shares sold	2,921,870	$46,829,823	1,963,683	$28,804,131
Shares issued through reinvestment of distributions	—	—	44,482	713,048
Shares redeemed	(438,142)	(6,792,732)	(136,248)	(2,132,289)
Net increase (decrease)	2,483,728	$40,037,091	1,871,917	$27,384,890
126 MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
MATTHEWS KOREA FUND
Investor Class
Shares sold	908,373	$5,349,771	3,278,133	$18,476,568
Shares issued through reinvestment of distributions	—	—	958,600	5,569,465
Shares redeemed	(2,089,770)	(12,294,550)	(5,922,961)	(32,598,761)
Net increase (decrease)	(1,181,397)	($6,944,779)	(1,686,228)	($8,552,728)
Institutional Class
Shares sold	9,906,636	$59,561,227	7,577,356	$41,070,000
Shares issued through reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	(7,034,105)	(38,579,275)
Net increase (decrease)	9,906,636	$59,561,227	543,251	$2,490,725
MATTHEWS ASIA SMALL COMPANIES FUND
Investor Class
Shares sold	5,369,137	$106,791,099	8,112,960	$153,340,855
Shares issued through reinvestment of distributions	—	—	95,242	1,826,741
Shares redeemed	(3,397,187)	(67,127,116)	(7,380,126)	(140,788,302)
Net increase (decrease)	1,971,950	$39,663,983	828,076	$14,379,294
Institutional Class
Shares sold	1,065,049	$21,581,918	2,625,749	$51,018,053
Shares issued through reinvestment of distributions	—	—	4,794	91,895
Shares redeemed	(214,371)	(4,272,264)	(314,881)	(5,822,176)
Net increase (decrease)	850,678	$17,309,654	2,315,662	$45,287,772
MATTHEWS CHINA SMALL COMPANIES FUND
Investor Class
Shares sold	703,320	$6,825,568	1,988,275	$17,263,500
Shares issued through reinvestment of distributions	—	—	28,896	277,117
Shares redeemed	(1,002,016)	(9,809,447)	(643,558)	(5,589,693)
Net increase (decrease)	(298,696)	($2,983,879)	1,373,613	$11,950,924
MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND
Investor Class
Shares sold	804,088	$10,116,045	979,122	$10,756,975
Shares issued through reinvestment of distributions	—	—	5,373	65,713
Shares redeemed	(1,016,514)	(12,692,287)	(6,280,700)	(64,340,033)
Net increase (decrease)	(212,426)	($2,576,242)	(5,296,205)	($53,517,345)
Institutional Class
Shares sold	418,797	$5,153,720	3,902,817	$40,192,941
Shares issued through reinvestment of distributions	—	—	9,751	119,153
Shares redeemed	—	—	—	—
Net increase (decrease)	418,797	$5,153,720	3,912,568	$40,312,094

The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if shareholders sell or exchange their shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant an exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve a substantial risk of the type of harm that the policy is designed to avoid. The Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds' prospectuses. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

5.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to an Investment Advisory Agreement dated August 13, 2004, as amended (the "Advisory Agreement"), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Strategic Income Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund pay Matthews 0.75% of their annual aggregate average daily net assets up to $2 billion, 0.6834% of the annual aggregate average daily net assets over $2 billion up to $5 billion, and 0.65% of the annual aggregate average daily net assets over $5 billion up to $25 billion and 0.64% of the annual aggregate average daily net assets over $25 billion.

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Notes to Financial Statements (unaudited) (continued)

Matthews Asia Strategic Income Fund pays Matthews an annual fee of 0.65% of its annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Asia Fund, the Matthews Asia Small Companies Fund and Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of their annual average daily net assets pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee of one-twelfth (1/12) of the management fee of the Fund's average daily net asset value.

Under a written agreement between the Funds and Matthews, Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. Effective May 1, 2014 for all Funds except Matthews Asia Strategic Income Fund and Matthews China Small Companies Fund this level is 1.25% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than Institutional Class and class specific expenses maybe waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.25%. For Matthews Asia Strategic Income Fund this level is 0.90% and Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class expenses for the Investor Class. Because certain expenses of the Investor Class may be higher that the Institutional Class and class specific expenses maybe waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 0.90%. For Matthews China Small Companies Fund, the Investor class expenses are limited to 1.50%. In turn, if a Fund's expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed its expense limitation. Prior to May 1, 2014 for Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund, this level was 2.00%. For Matthews Asian Growth and Income Fund, Matthews Asia Growth Fund and Matthews Pacific Tiger Fund, this level was 1.90%. For Matthews Asia Dividend Fund and Matthews China Dividend Fund, this level was 1.50%. For Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund, Matthews agreed to waive fees and reimburse expenses to each Fund if its expense ratio exceeded 1.25%, 1.75%, 2.00%, respectively, for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class for Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund may be higher than the Institutional Class, the expense ratio of the Investor Class may exceed 1.25%, 1.75%, or 2.00%, respectively. In turn, if a Fund's expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed its expense limitation. For each Fund this agreement will continue through at least August 31, 2015. These agreements may be extended for additional periods for each of the Funds.

On June 30, 2014, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring June 30,
	2014	2015	2016	2017
Matthews Asia Strategic Income Fund	$22,795	$161,965	$41,268	$37,115
Matthews Asia Focus Fund	—	—	87,951	40,050
Matthews Emerging Asia Fund	—	—	76,881	41,912
Matthews Asia Small Companies Fund	—	—	—	11,463
Matthews China Small Companies Fund	69,601	76,425	7,801	19,391

Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Science and Technology Fund had no amounts available for recoupment and no amounts recouped during the six-month period ended June 30, 2014.

Prior to May 1, 2014 Matthews had agreed to waive fees and reimburse additional expenses for the Institutional Class of Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund on a voluntary basis if its expense ratio exceeded 1.00%, 1.50%, 1.75%, respectively. Furthermore, any amounts voluntarily waived by Matthews with respect to the Institutional Class of Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund, excluding any voluntary waiver of class-specific shareholder servicing fees, were also waived for the Investor Class of Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund.

Investment advisory fees charged, waived, and reimbursed for the six-month period ended June 30, 2014, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ Reimbursement
Matthews Asia Strategic Income Fund	$166,766	($37,115)	$129,651
Matthews Asian Growth and Income Fund	14,459,723	—	14,459,723
Matthews Asia Dividend Fund	17,882,173	—	17,882,173
Matthews China Dividend Fund	449,132	—	449,132
Matthews Asia Focus Fund	27,311	(40,050)	(12,739)
Matthews Asia Growth Fund	2,573,739	—	2,573,739
Matthews Pacific Tiger Fund	24,416,119	—	24,416,119
Matthews Emerging Asia Fund	277,263	(32,964)	244,299
Matthews China Fund	3,967,159	—	3,967,159
Matthews India Fund	1,576,884	—	1,576,884

128 MATTHEWS ASIA FUNDS

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ Reimbursement
Matthews Japan Fund	$1,433,854	$—	$1,433,854
Matthews Korea Fund	558,467	—	558,467
Matthews Asia Small Companies Fund	2,461,501	(11,433)	2,450,068
Matthews China Small Companies Fund	122,765	(12,047)	110,718
Matthews Asia Science and Technology Fund	537,434	—	537,434

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $406,500 in aggregate for regular compensation during the six-month period ended June 30, 2014.

The Funds have a Shareholder Services Agreement, in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds pay 0.25% of their aggregate average daily net assets between $0 and $2 billion, 0.1834% of their aggregate average daily net assets between $2 billion and $5 billion, 0.15% of their aggregate average daily net assets between $5 billion and $7.5 billion, 0.125% of their aggregate average daily net assets between $7.5 billion and $15 billion and 0.11% of their aggregate average daily net assets between $15 billion and $22.5 billion, and 0.10% of their aggregate average daily net assets over $22.5 billion. Administration and shareholder servicing fees charged, for the six-month period ended June 30, 2014, were as follows:

Administration and Shareholder Servicing Fees
Matthews Asia Strategic Income Fund	$36,913
Matthews Asian Growth and Income Fund	3,129,518
Matthews Asia Dividend Fund	3,870,415
Matthews China Dividend Fund	97,216
Matthews Asia Focus Fund	5,910
Matthews Asia Growth Fund	557,024
Matthews Pacific Tiger Fund	5,284,212
Matthews Emerging Asia Fund	39,876
Matthews China Fund	858,686
Matthews India Fund	341,127
Matthews Japan Fund	310,372
Matthews Korea Fund	120,862
Matthews Asia Small Companies Fund	354,089
Matthews China Small Companies Fund	17,663
Matthews Asia Science and Technology Fund	116,314

The Funds bear a portion of the fees paid to certain service providers (exclusive of the Funds' transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Additional information concerning these services and fees is contained in the Funds' prospectuses. Fees accrued to pay to such service providers for the six-month period ended June 30, 2014 are a component of Transfer Agent fees and Administration and shareholder servicing fees in the Statements of Operations as follows:

	Transfer Agent Fees	Administration and Shareholder Servicing Fees	Total
Matthews Asia Strategic Income Fund	$27,613	$13,806	$41,419
Matthews Asian Growth and Income Fund	2,523,836	1,261,918	3,785,754
Matthews Asia Dividend Fund	2,516,829	1,258,415	3,775,244
Matthews China Dividend Fund	82,823	41,411	124,234
Matthews Asia Focus Fund	5,513	2,757	8,270
Matthews Asia Growth Fund	404,830	202,415	607,245
Matthews Pacific Tiger Fund	2,641,707	1,320,853	3,962,560
Matthews Emerging Asia Fund	32,448	16,224	48,672
Matthews China Fund	863,695	431,847	1,295,542
Matthews India Fund	279,804	139,902	419,706

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Notes to Financial Statements (unaudited) (continued)

	Transfer Agent Fees	Administration and Shareholder Servicing Fees	Total
Matthews Japan Fund	$186,453	$93,226	$279,679
Matthews Korea Fund	77,491	38,745	116,236
Matthews Asia Small Companies Fund	306,626	153,313	459,939
Matthews China Small Companies Fund	19,200	9,600	28,800
Matthews Asia Science and Technology Fund	75,132	37,566	112,698

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds' administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds' transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the six-month period ended June 30, 2014 were as follows:

Administration and Accounting Fees
Matthews Asia Strategic Income Fund	$2,036
Matthews Asian Growth and Income Fund	172,633
Matthews Asia Dividend Fund	213,458
Matthews China Dividend Fund	5,361
Matthews Asia Focus Fund	326
Matthews Asia Growth Fund	30,725
Matthews Pacific Tiger Fund	291,550
Matthews Emerging Asia Fund	2,204
Matthews China Fund	47,344
Matthews India Fund	18,843
Matthews Japan Fund	17,106
Matthews Korea Fund	6,665
Matthews Asia Small Companies Fund	19,542
Matthews China Small Companies Fund	973
Matthews Asia Science and Technology Fund	6,417

Brown Brothers Harriman & Co. serves as the Funds' custodian. Foreside Funds Distributors LLC, serves as the Funds' distributor in the United States pursuant to an Underwriting Agreement. Matthews Asia Funds are distributed in Latin America by HMC Partners.

On November 30, 2011, Matthews invested $10 million in Matthews Asia Strategic Income Fund to provide the Fund with its initial investment assets. As of June 30, 2014, the Fund's net assets were $55,118,031 of which 1,102,590 shares held by Matthews represented 21%.

6.  INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the six-month period ended June 30, 2014 were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Strategic Income Fund	$—	$—	$18,028,661	$11,115,824
Matthews Asian Growth and Income Fund	—	—	401,804,487	409,018,001
Matthews Asia Dividend Fund	26,554,377	58,642,324	421,518,823	893,994,742
Matthews China Dividend Fund	—	—	12,611,727	24,116,393
Matthews Asia Focus Fund	—	—	1,536,585	1,449,495
Matthews Asia Growth Fund	—	—	80,499,566	66,174,068
Matthews Pacific Tiger Fund	62,785,274	12,002,248	331,387,952	671,172,421
Matthews Emerging Asia Fund	—	—	25,634,101	1,835,709
Matthews China Fund	—	—	47,043,548	242,850,491
Matthews India Fund	—	—	108,826,271	53,233,687
Matthews Japan Fund	—	—	141,694,575	68,281,953
Matthews Korea Fund	—	—	58,240,035	12,325,650
Matthews Asia Small Companies Fund	1,023,225	—	110,075,142	57,358,235
Matthews China Small Companies Fund	—	—	3,141,273	5,588,303
Matthews Asia Science and Technology Fund	—	—	59,961,554	57,231,359

130 MATTHEWS ASIA FUNDS

7.  HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2014, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:
A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2014 is as follows:

	Shares Held at Dec. 31, 2013	Shares Purchased		Shares Sold	Shares Held at June 30, 2014	Value at June 30, 2014	Dividend Income Jan. 1, 2014– June 30, 2014	Net Realized Gain (Loss) Jan. 1, 2014– June 30, 2014
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
CITIC Telecom International Holdings, Ltd.	191,298,250	—		—	191,298,250	$72,072,524	$3,757,656	$—
Vitasoy International Holdings, Ltd.	51,771,000	—		—	51,771,000	66,063,066	1,321,908	—
Total Affiliates						$138,135,590	$5,079,564	$—
MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Ansell, Ltd.	9,815,000	—		1,295,000	8,520,000	$159,313,080	$1,552,905	$1,434,853
Ascendas India Trust	55,065,000	—		—	55,065,000	36,874,870	1,025,246	—
Breville Group, Ltd.	8,427,453	1,610,000		250,000	9,787,453	74,847,909	1,058,498	393,752
CapitaRetail China Trust, REIT	50,392,400	1,787,000		—	52,179,400	61,934,006	1,726,482	—
EPS Corp.††	29,184	2,136,717	†	2,165,901	—	—	—	—
Greatview Aseptic Packaging Co., Ltd.	107,945,000	—		—	107,945,000	73,816,642	1,392,578	—
Jiangsu Expressway Co., Ltd. H Shares††	75,782,000	—		24,004,000	51,778,000	—	—	—
Johnson Health Tech Co., Ltd.††	17,014,539	—		8,503,539	8,511,000	—	—	—
Minth Group, Ltd.	59,807,000	1,960,000		500,000	61,267,000	119,049,471	3,579,885	703,264
Pigeon Corp.	3,003,600	—		474,800	2,528,800	133,298,376	1,615,628	12,441,971
Primary Health Care, Ltd.	31,495,465	—		1,680,000	29,815,465	127,639,932	2,439,603	(1,222,370)
Springland International Holdings, Ltd.	115,950,000	23,221,000		—	139,171,000	55,126,828	1,457,368	—
Xingda International Holdings, Ltd. H Shares	104,704,000	—		9,563,000	95,141,000	38,299,948	1,963,391	130,576
Yuexiu Transport Infrastructure, Ltd.	110,490,000	—		—	110,490,000	63,011,690	2,280,142	—
Total Affiliates						$943,212,752	$20,091,726	$13,882,046
MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	6,561,880	183,560		500,000	6,245,440	$140,735,355	$—	$8,573,408
Digital China Holdings, Ltd.	61,422,000	—		—	61,422,000	55,475,072	1,410,242	—
Dongbu Insurance Co., Ltd.	3,950,500	—		—	3,950,500	203,030,243	—	—
Green Cross Corp.	967,499	41,156		—	1,008,655	123,614,568	—	—
Hyflux, Ltd.	65,284,280	—		—	65,284,280	61,781,579	831,978	—
MegaStudy Co., Ltd.††	396,412	—		262,164	134,248	—	—	—
Sinopharm Group Co., Ltd. H Shares	43,788,000	8,060,000			51,848,000	143,494,478	2,104,883	—
Synnex Technology International Corp.	84,022,354	6,955,000		—	90,977,354	153,264,147	—	—
Tata Power Co., Ltd.	126,160,510	19,258,471		—	145,418,981	260,639,557	—	—
Total Affiliates						$1,142,034,999	$4,347,103	$8,573,408
MATTHEWS CHINA FUND
Name of Issuer:
Lianhua Supermarket Holdings Co., Ltd. H Shares††	20,198,800	—		20,198,800	—	$—	$—	$—
Total Affiliates						$—	$—	$—
MATTHEWS ASIA SMALL COMPANIES FUND
Name of Issuer:
SaraminHR Co., Ltd.	518,098	87,604		—	605,702	$6,914,270	$48,687	$—
Total Affiliates						$6,914,270	$48,687	$—

†  Includes stock split during the period.

††  Issuer was not an affiliated company as of June 30, 2014.

matthewsasia.com | 800.789.ASIA 131

Notes to Financial Statements (unaudited) (continued)

8.  FEDERAL INCOME TAX INFORMATION

Under current tax law, the Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

Late Year Losses*
Matthews Asian Growth and Income Fund	$11,672,091
Matthews Asia Dividend Fund	7,621,098
Matthews China Dividend Fund	111,857
Matthews Asia Focus Fund	298
Matthews Pacific Tiger Fund	293,175
Matthews Emerging Asia Fund	1,820
Matthews China Fund	1,650
Matthews India Fund	18,353
Matthews Japan Fund	125,910
Matthews Korea Fund	6,628
Matthews Asia Small Companies Fund	17,537
Matthews Asia Science and Technology Fund	843,478

*  The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2013, which expire in year indicated, which are available to offset future capital gains, if any:

			Amount With No Expiration*
LOSSES DEFERRED EXPIRING IN:	2016	2017	Short-term Losses	Long-term Losses	Total
Matthews Asia Strategic Income Fund	$—	$—	$580,659	$11,163	$591,822
Matthews Asia Dividend Fund	—	—	65,194,157	149,030,843	214,225,000
Matthews China Dividend Fund	—	—	1,304,904	—	1,304,904
Matthews Asia Focus Fund	—	—	41,670	—	41,670
Matthews Asia Growth Fund	—	42,179,332	—	—	42,179,332
Matthews Emerging Asia Fund	—	—	113,563	—	113,563
Matthews Japan Fund	20,174,094	44,032,426	—	—	64,206,520
Matthews Asia Small Companies Fund	—	—	5,977,959	2,285,670	8,263,629
Matthews China Small Companies Fund	—	—	912,595	413,040	1,325,635
Matthews Asia Science and Technology Fund	—	4,165,322	—	—	4,165,322

*  Post-Enactment Losses: Must be utilized prior to losses subject to expiration.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted the following item:

The Board of Directors of Nomura Partners Funds, Inc. has approved the merger of the Nomura Japan Fund into the Matthews Japan Fund. The merger is subject to shareholders' approval and, if approved, is scheduled to be completed during the third quarter of 2014.

132 MATTHEWS ASIA FUNDS

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA

LEGAL COUNSEL

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

matthewsasia.com | 800.789.ASIA

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by HMC Partners  SAR-0614-207M

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)               Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Not applicable.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)      Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	September 3, 2014

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	September 3, 2014

* Print the name and title of each signing officer under his or her signature.